As filed with the U.S. Securities and Exchange Commission on April 26, 2016
Registration No. 333-132905

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-8329
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 11 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 60 [X]
John Hancock Life Insurance Company of New York Separate Account B
(Exact Name of Registrant)
John Hancock Life Insurance Company of New York
(Name of Depositor)
197 Clarendon Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company of New York
U.S. INSURANCE LAW
JOHN HANCOCK PLACE
BOSTON, MA 02117
(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on on May 2, 2016 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485
If appropriate check the following box
[ ] this post-effective amendment designates a new effective date for a previously filed amendment
Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated May 2, 2016
for interests in
John Hancock Life Insurance Company of New York Separate Account B
Interests are made available under
Majestic Performance Variable Universal Life
a flexible premium variable universal life insurance policy
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)
The policy provides fixed account options with fixed rates of return declared by John Hancock NY and the following investment accounts:
500 Index B
Active Bond
All Cap Core
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Bond
Core Strategy
Emerging Markets Value
Equity Income
Financial Industries
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market B
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS
This prospectus is arranged in the following way:
•	Starting on the next page is a Table of Contents for this prospectus.
•	The section after the Table of Contents is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
•	Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
•	Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock NY and the Separate Account, personalized illustrations and other information can be obtained.
Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as feeder funds, the prospectus for the corresponding master fund is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock NY representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.
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SUMMARY OF BENEFITS AND RISKS
The nature of the policy
The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the investment accounts that you choose. The amount we pay to the policy's beneficiary upon the death of the insured person (we call this the “death benefit”) may be similarly affected. That's why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the “Detailed Information” section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a “flexible premium” policy.
Summary of policy benefits
Death benefit
When the insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:
•	Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described under “The minimum death benefit” provision in the “Detailed Information” section of this prospectus).
•	Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus the policy value on the date of death, or (2) the minimum death benefit.
Surrender of the policy
You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt and less any surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender.
If you have not taken a loan on your policy, the “policy value” of your policy will, on any given date, be equal to:
•	the amount you invested,
•	plus any gain or minus any loss of the investment experience of the investment options you’ve chosen,
•	minus all charges we deduct, and
•	minus all withdrawals you have made.
If you take a loan on your policy, your policy value will be computed somewhat differently (see “Effects of policy loans”).
Withdrawals
You may make a withdrawal of part of your surrender value. Generally, each withdrawal must be at least $500. We reserve the right to charge a fee of up to the lesser of 2% of the withdrawal amount or $25 for each withdrawal. Your policy value is automatically reduced by the amount of the withdrawal and the fee. A withdrawal may also reduce the Total Face Amount (see “Surrender and withdrawals—Withdrawals”). We reserve the right to refuse a withdrawal if it would reduce the surrender value or the Total Face Amount below certain minimum amounts.
Policy loans
If your policy is in force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the
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insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.
Optional supplementary benefit riders
When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits (see “Other policy benefits, rights and limitations—Optional supplementary benefit riders you can add”).
Investment options
The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of John Hancock Life Insurance Company of New York Separate Account B (“Separate Account”), a separate account operated by us under New York law. We also currently offer two “fixed account” options - the standard fixed account option, and the enhanced yield fixed account option offered as a supplementary benefit rider. The variable investment options have returns that vary depending upon the investment results of underlying portfolios. These options are referred to in this prospectus as “investment accounts.” The fixed accounts and the investment accounts are sometimes collectively referred to in this prospectus as the “accounts.” The investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those investment accounts operate like publicly traded mutual funds, there are important differences between the investment accounts and publicly traded mutual funds. You can transfer money from one investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.
Summary of policy risks
Lapse risk
If the net cash surrender value is insufficient to pay the charges when due and the No-Lapse Guarantee is not in effect, your policy can terminate (i.e. “lapse”). This can happen because you haven't paid enough premium or because the investment performance of the investment accounts you’ve chosen has been poor or because of a combination of both factors. You will be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions (see “Lapse and reinstatement”).
Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.
Investment risk
As mentioned above, the investment performance of any investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the investment accounts you’ve chosen. Some investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.
Transfer risk
There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account options are more restrictive than those that apply to transfers out of investment accounts. If you purchase the Long-Term Care Rider, while benefits are being paid under that rider you will be subject to special transfer restrictions (see “Optional supplementary benefit riders you can add”).
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Early surrender risk
There are surrender charges assessed if you surrender your policy in the first ten policy years. Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.
Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period,
(ii) restricting the dollar amount of transfers,
(iii) restricting transfers into and out of certain investment accounts,
(iv) restricting the method used to submit transfers, and
(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Tax risks
Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes. If you have elected the Long-Term Care Rider, please see the section of the prospectus entitled “Tax considerations” for a description of certain tax risks associated with that rider.
In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would
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be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.
There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.
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FEE TABLES
This section contains five tables that describe all of the fees and expenses that you will pay when buying and owning the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. The charges shown in these tables may not be particularly relevant to your current situation. For more information, contact your John Hancock NY representative. Other entries show only the maximum charge we can assess and are labeled as such. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.
The first table below describes the fees and expenses that you will pay at the time that you pay a premium, withdraw policy value, surrender the policy, lapse the policy or transfer policy value between investment accounts. A portion of the premium charged is used to cover premium taxes. Currently, the premium tax in New York is 0.7% of each premium payment.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum premium charge	Upon payment of premium	8% of all premiums(1)
Maximum withdrawal fee	Upon making a withdrawal	The lesser of 2% of withdrawal amount or $25 (currently $0)(2)
Surrender charge(3)	Upon surrender, policy lapse or any reduction in Base Face Amount
Maximum charge		$125.44 per thousand dollars of Base Face Amount
Minimum charge		$2.72 per thousand dollars of Base Face Amount
Charge for representative insured person		$13.82 per thousand dollars of Base Face Amount
Maximum transfer fee	Upon each transfer into or out of an investment account beyond an annual limit of not less than twelve	$25 (currently $0)(2)

(1)   The amount stated in the table is the maximum premium charge in all policy years. Currently, a premium charge of 6.4% is deducted from each premium paid up to the Target Premium in each of the first five policy years. A premium charge of 2% is deducted from each premium in excess of Target Premium for the first five policy years, and a charge of 2% is deducted from all premiums paid in policy years 6 and later. The Target Premium will appear in the Policy Specifications section of the policy.
(2)   This fee is not currently imposed, but we reserve the right to do so in the policy.
(3)  A surrender charge is applicable for up to ten policy years from the Policy Date and is calculated as a percentage of the premium paid in policy year 1 up to the Target Premium stated in the Policy Specifications page of your policy. The percentage applied to the calculation reduces over the surrender charge period. The first year surrender charge percentage will vary based upon the particular policy specifications, but can be as high as 100%. The Target Premium varies by the sex, issue age and underwriting risk of the insured person. The maximum charge shown in the table is for a 90 year old male substandard smoker underwriting risk, the minimum charge shown is for a 0 year old female standard non-smoker underwriting risk, and the charge for a representative insured person is for a 45 year old male standard non-smoker underwriting risk.
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The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the portfolio level. The second table is devoted only to optional supplementary rider benefits. For more information about the cost of insurance rates and other charges talk to your John Hancock NY representative.
Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Applied	Amount
		Guaranteed Rate	Current Rate
Cost of insurance charge:(1)	Monthly
Minimum charge		$0.02 per $1,000 of NAR	$0.02 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR	$83.33 per $1,000 of NAR
Charge for representative insured person		$0.20 per $1,000 of NAR	$0.10 per $1,000 of NAR
Face Amount charge(2)	Monthly for a duration varying with the age of the insured person (see footnote 2)
Minimum charge		$0.02 per $1,000 of Base Face Amount	$0.02 per $1,000 of Base Face Amount
Maximum charge		$0.79 per $1,000 of Base Face Amount	$0.79 per $1,000 of Base Face Amount
Charge for representative insured person		$0.14 per $1,000 of Base Face Amount	$0.14 per $1,000 of Base Face Amount
Administrative charge	Monthly	$15	$15
Asset-based risk charge(3)	Monthly	0.06% of policy value	0.05% of policy value
Maximum policy loan interest rate(4)	Accrues daily Payable annually	4.25%	4.25%

(1)  The cost of insurance charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the sex of the insured person. The minimum rate shown in the table is the rate in the first policy year for a policy issued to cover a 5 year old female preferred underwriting risk class. The maximum rate shown in the table at both guaranteed and current rates is the rate in the first policy year for a policy issued to cover a 90 year old male substandard smoker underwriting risk. This includes the so-called “extra mortality charge.” The representative insured person referred to in the table is a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock NY representative.
(2)  The duration of the Face Amount charge varies based upon the age of the insured person as of the anniversary date nearest the policy date, as follows: age 50 and under, 4 years; age 51, 5 years; age 52, 6 years; age 53, 7 years; age 54, 8 years; age 55, 9 years; and age 56 and over, 10 years. The charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex, age and risk class of the insured person. The minimum charge shown in the table is for a 0 year old female. The maximum rate shown is for a 90 year old male substandard smoker underwriting risk. The representative insured person referred to in the table is a 45 year old male standard risk.
(3)  This charge only applies to that portion of policy value held in the investment accounts. The charge determined does not apply to any fixed account. The percentage amount indicated in the table are the amounts assessed in policy years 1-15. In policy years 16 and after, the guaranteed rate is 0.02%.
(4)  4.25% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.00% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 3.25%). The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 3.00%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
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Rider Charges
Charge	When Charge is Applied	Amount
Extended No-Lapse Guarantee Rider:(1)	Monthly
Minimum charge		$0.02 per $1,000 of Base Face Amount
Maximum charge		$0.08 per $1,000 of Base Face Amount
Charge for representative insured person		$0.03 per $1,000 of Base Face Amount
Long-Term Care Rider:(2)	Monthly
Minimum charge		$0.01 per $1,000 of NAR
Maximum charge		$1.80 per $1,000 of NAR
Charge for representative insured person		$0.08 per $1,000 of NAR
Enhanced Surrender Value Rider	Upon payment of premium	2% of premiums paid in the first policy year up to the Target Premium
Return of Premium Death Benefit Rider:(3)	Monthly
Minimum charge		$0.02 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR
Charge for representative insured person		$0.10 per $1,000 of NAR
Change of Life Insured Rider	At exercise of benefit	$250.00 (4)
Accelerated Benefit Rider	At exercise of benefit	$150.00 (5)

(1)  The charge for this rider is determined by multiplying the Base Face Amount by the applicable rate. The rates vary by sex, issue age, and underwriting risk class of the insured person. The minimum rate shown in the table is for a 0 year old female standard non-smoker underwriting risk. The maximum rate shown in the table is for a 90 year old male standard smoker underwriting risk. The representative insured person referred to in the table is a 45 year old male standard non-smoker underwriting risk.
(2)  The charge for this rider is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable rate. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The minimum rate shown in the table is for a 20 year old female standard non-smoker underwriting risk with a 1% Monthly Acceleration Percentage. The Monthly Acceleration Percentage is stated in the Policy Specifications page of your policy. The maximum rate shown in the table is for an 80 year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The representative insured person referred to in the table is a 45 year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage.
(3)  The Return of Premium Death Benefit Rider charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable rate. The rates vary depending upon the insurance risk characteristics of the insured person and (generally) the sex of the insured person. The minimum rate shown in the table is the rate in the first policy year for a policy issued to cover a 0 year old female standard non-smoker underwriting risk. The maximum rate shown in the table is the rate in the first policy year for a policy issued to cover a 90 year old male substandard smoker underwriting risk. This includes the so-called “extra mortality charge.” The representative insured person referred to in the table is a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year.
(4)   The charge for this benefit will be assessed separately and will not be deducted from the policy value.
(5)   This charge is not currently imposed, but we reserve the right to do so in the policy.
The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.39%	1.71%
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1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.
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DETAILED INFORMATION
This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.
Table of Investment Options and Investment Subadvisers
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.
The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.
The M Capital Appreciation, M International Equity, M Large Cap Growth and M Large Cap Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. Compensation payments may be made by a portfolio’s investment adviser or its affiliates. The compensation payments are based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be
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available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
The portfolios available under the policies, the investment subadvisers (engaged by JHIMS, M Financial or PIMCO) and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios’ investment objectives, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the underlying portfolio.
Portfolio	Subadviser	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
All Cap Core	QS Investors, LLC	To seek to provide long-term growth of capital.
Alpha Opportunities	Wellington Management Company, LLP	To seek to provide long-term total return.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term capital appreciation.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
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Portfolio	Subadviser	Investment Objective
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide growth of capital.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide high total return.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Conservative MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
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Portfolio	Subadviser	Investment Objective
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index.*
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide long-term capital appreciation.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
Value	Invesco Advisers, Inc.	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide maximum capital appreciation.
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Portfolio	Subadviser	Investment Objective
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek to provide long-term capital appreciation.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek to provide long-term capital appreciation.
M Large Cap Value (a series of M Fund, Inc.)	AJO, LP	To seek to provide long-term capital appreciation.

*   The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.
If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).
Valuation
We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.
On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund's net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).
Voting interest
We will vote shares of the portfolios held in the Separate Account at the shareholder meetings according to voting instructions timely received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to the instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in Separate Accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.
We determine the number of a series fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's investment account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.
The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock NY to be associated with the class of policies to which your policy belongs from the Separate Account to another
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separate account or subaccount, (2) to deregister the Separate Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.
Description of John Hancock NY
John Hancock NY is a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.). Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. However, neither John Hancock NY nor any of its affiliated companies guarantees the investment performance of the Separate Account.
We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account B
The investment accounts shown on page 1 are in fact subaccounts of John Hancock Life Insurance Company of New York Separate Account B, a separate account operated by us under New York law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock NY other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock NY's other assets. John Hancock NY is obligated to pay all amounts promised to policy owners under the policies.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
The fixed account options
Our obligations under any fixed account option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer two fixed account options—the standard fixed account, and the enhanced yield fixed account offered as a supplementary benefit rider. The effective annual rate we declare for the fixed account options will never be less than 2%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account options, but we are under no obligation to do so.
Because of exemptive and exclusionary provisions, interests in our fixed account options have not been and will not be registered under the Securities Act of 1933 (“1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to
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any fixed account. Disclosure regarding fixed accounts, however, is subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.
The death benefit
In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 400% of the Base Face Amount at the Issue Date. Thereafter, increases to the Supplemental Face Amount cannot exceed 400% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under “Base Face Amount vs. Supplemental Face Amount” below.
When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.
•	Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described below).
•	Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus the policy value on the date of death, or (2) the minimum death benefit.
For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.
Limitations on payment of death benefit
If the insured person commits suicide within two years from the Issue Date of the policy, the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.
Also if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.
Base Face Amount vs. Supplemental Face Amount
As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount.
For the same amount of premiums paid, the amount of the premium charge on premium payments and the Face Amount charge deducted from policy value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Supplemental Face Amount, rather than as Base Face Amount. On the other hand, the amount of any Supplemental Face Amount may be subject to a shorter No-Lapse Guarantee Period (see “No-lapse guarantee”). Also, the amount of any Supplemental Face Amount coverage expires on the policy anniversary nearest the insured person's 121st birthday.
If your priority is to reduce your Face Amount charges and the premium charge on your premiums, you may wish to maximize the proportion of the Supplemental Face Amount. However, if your priority is to take advantage of the No-Lapse Guarantee feature after the second policy year or to maximize the death benefit when the insured person reaches 121, then you may wish to maximize the proportion of the Base Face Amount. The No-Lapse Guarantee Period for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount or a Return of Premium Death Benefit Rider, however, is limited to the first two policy years.
If you want to purchase Supplemental Face Amount coverage, you may select either a level amount of coverage or an amount of coverage that increases each year up to a prescribed limit. If you elect to forego any scheduled increase in coverage, we reserve the right to discontinue scheduled increases for all following years.
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The minimum death benefit
In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law—the “guideline premium test” and the “cash value accumulation test.” You must elect which test you wish to have applied at issue. Once elected, the test cannot be changed without our approval.
Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. Factors for some ages are shown in the table below:
Attained Age	Applicable Factor
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%
A table showing the factor for each age will appear in the policy.
Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.
The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the “7 pay” limit for the full seven years (see “Tax considerations”).
To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.
When the insured person reaches 121
At and after the policy anniversary nearest the insured person's 121st birthday, the following will occur:
•	Any Supplemental Face Amount will be limited (see “Base Face Amount vs. Supplemental Face Amount”).
•	We will stop deducting any monthly deductions.
•	We will stop accepting any premium payments.
Requesting an increase in coverage
After the first policy year, we may approve an unscheduled increase in the Supplemental Face Amount at any time. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Generally, an approved increase will take effect on the policy anniversary on or next following the date we approve the request. Any unscheduled increase in Supplemental Face Amount after issue would first require that you terminate the Extended No-Lapse Guarantee, Long-Term Care and Return of Premium Death Benefit Riders you may have elected at issue.
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Requesting a decrease in coverage
After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:
•	the remaining Base Face Amount will be at least $100,000, and
•	the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.
A pro-rata portion of the surrender charge will be payable upon any requested reduction in the Base Face Amount (see “Surrender charge”). An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.
Change of death benefit option
Under our current administrative rules, we permit the death benefit option to be changed from Option 2 to Option 1 after the first policy year. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.
A change in the death benefit option will result in a change in the policy's Total Face Amount, in order to avoid any change in the amount of the death benefit. The new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.
Tax consequences of coverage changes
If you change the death benefit option, the Federal tax law test (“guideline premium test” or “cash value accumulation test”) that you elected at issue will continue to apply. Please read “The minimum death benefit” for more information about these Federal tax law tests.
A change in the death benefit option or Total Face Amount will often change the policy's limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.
Your beneficiary
You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.
Ways in which we pay out policy proceeds
You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. Alternatively, you can select to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. If no alternative payment option is chosen, proceeds may be paid as a single sum.
Changing a payment option
You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.
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Tax impact of payment option chosen
There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.
Premiums
Planned premiums
The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You will also choose how often to pay premiums—annually, semi-annually or quarterly. You may also choose to pay premiums by monthly electronic funds transfers. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see “Lapse and reinstatement”).
Minimum initial premium
The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person reaches age 121, subject to the need to pay enough premium to keep the policy in force, and to the limitations on maximum premium amount described below.
Maximum premium payments
Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under “Tax considerations.”
Large premium payments may expose us to unanticipated investment risk. In order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.
We will notify you in writing of our refusal to accept premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.
Processing premium payments
No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market investment account. After the Issue Date but prior to the Allocation Date, premiums received are allocated to the Money Market investment account.The “Allocation Date” of the policy is the tenth day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the Net Premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner's instructions. The “Net Premium” is the premium paid less the premium charge we deduct from it.
Any Net Premium received on or after the Allocation Date will be allocated among investment accounts or any fixed account option as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly
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deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see “Procedures for issuance of a policy” for the definition of “Contract Completion Date”).
Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. However, the policy does have a No-Lapse Guarantee which would prevent the policy from lapsing during the guarantee period, provided certain criteria are satisfied.
Ways to pay premiums
If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock NY Service Office at the appropriate address shown on the back cover of this prospectus.
We will also accept premiums:
•	by wire or by exchange from another insurance company, or
•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).
Lapse and reinstatement
Lapse
Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy's net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax considerations.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus an amount equal to three times the monthly deductions due on the date of default, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.
No-lapse guarantee
As long as the cumulative premium test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the policy's surrender value to fall to zero or below during such period.
The monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium. The No-Lapse Guarantee Premium is not a charge assessed against the policy value. It is an amount used in determining whether the cumulative premium test has been satisfied.
The No-Lapse Guarantee Premium is set at issue on the basis of the Face Amount and reflects the age, sex and risk class of the proposed insured, the death benefit option elected as well as any additional rating and supplementary benefits, if applicable. It is subject to change if (i) the Face Amount of the policy is changed, (ii) there is a death benefit option change, (iii) there is a decrease in the Face Amount of insurance, (iv) there is any change in the supplementary benefits added to the policy or in the risk classification of the insured person or (v) a temporary additional rating is added (due to a Face Amount increase).
The No-Lapse Guarantee Period is set at issue and is stated in the policy. The No-Lapse Guarantee Period for any Supplemental Face Amount is the first two policy years. Certain state limitations may apply, but generally the No-Lapse Guarantee Period for the Base Face Amount is (i) the lesser of twenty years or to age 75 or (ii) five years if the insured person's issue age is 70 or older. The No-Lapse Guarantee Period for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount or a Return of Premium Death Benefit Rider, however, is limited to the first two policy years.
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While the No-Lapse Guarantee is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default whether the cumulative premium test, described below, has been met. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:
(a)  the outstanding premium requirement to satisfy the cumulative premium test at the date of default, plus the monthly No-Lapse Guarantee Premium due for the next three policy months, or
(b)  the amount necessary to bring the net cash surrender value to zero plus an amount equal to three times the monthly deductions due on the date of default, plus the applicable premium charge.
If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.
Cumulative premium test
The cumulative premium test is satisfied if, as of the beginning of the policy month that your policy would otherwise be in default, the sum of all premiums paid to date less any withdrawals taken on or before the date of the test and less any policy debt is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the policy date to the date of the test.
Death during grace period
If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.
Reinstatement
You can reinstate a policy that has gone into default and terminated at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:
(a)  The insured person's risk classification is standard or preferred, and
(b)  The insured person's attained age is less than 46.
By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:
(a)  You must provide to us evidence of the insured person's insurability that is satisfactory to us; and
(b)  You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force to the next scheduled date for payment of the Planned Premium.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.
The incontestability provisions will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.
The policy value
From each premium payment you make, we deduct the premium charge described under “Deduction from premium payments.” We invest the rest (known as the “Net Premium”) in the accounts (fixed or investment) you've elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).
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Over time, the amount you’ve invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios' dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Description of charges at the policy level.”
We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we'll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we'll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.
The amount you’ve invested in a fixed account option will earn interest at the rates we declare from time to time. We guarantee that this rate will be at least 2%. If you want to know what the current declared rate is for a fixed account, just call or write to us. The asset-based risk charge only applies to that portion of the policy value held in the investment accounts. The charge determined does not apply to any fixed account. Otherwise, the policy level charges applicable to any fixed account are the same as those applicable to the investment accounts.
Allocation of future premium payments
At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.
Transfers of existing policy value
You may also transfer your existing policy value from one account (fixed or investment) to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any account in any policy is $1,000,000.
The policies are not designed for professional market timing organizations or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among investment accounts and between the investment accounts and any available fixed account. As a consequence, we have reserved the right to impose certain restrictions on transfers as described in the “Market timing and disruptive trading risks” section of this prospectus. We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:
•	within 18 months after the policy's Issue Date, or
•	within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.
Limitations on transfers to or from an investment account. Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market investment account even if the two transfer per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market investment account. If such a transfer to the Money Market investment account is made, then for the 30 calendar day period after such transfer, no transfers from the Money Market investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two
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transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market investment account may not be transferred out of the Money Market investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.
While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy holders subject to the restrictions.
Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Limitations on transfers out of the fixed accounts. The most you can transfer out of the enhanced yield fixed account in any one policy year is the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the enhanced yield fixed account maximum transfer percentage of 10% multiplied by the amount in the enhanced yield fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the enhanced yield fixed account during the previous policy year. Transfers out of the standard fixed account in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the standard fixed account maximum transfer percentage of 15% multiplied by the amount in the standard fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer that involves a transfer out of any fixed account option may not involve a transfer to the Money Market investment account.
We reserve the right to impose a minimum amount limit on transfers out of a fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.
Dollar cost averaging. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one investment account into any other investment account(s) or the fixed account(s). If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
Asset allocation balancer transfers. Under the asset allocation balancer program you will designate an allocation of policy value among investment accounts. We will move amounts among the investment accounts at specified intervals you select—annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
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Surrender and withdrawals
Surrender
You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt and surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).
Withdrawals
You may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. If the withdrawal results in a reduction in Base Face Amount, a charge equal to a pro-rata portion of any surrender charge will be applied. In addition, we reserve the right to charge a withdrawal fee of up to the lesser of 2% of the withdrawal amount or $25. We will automatically reduce the policy value of your policy by the amount of the withdrawal and the related charges. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your surrender value to fall below three months’ worth of monthly deductions (see “Deductions from policy value”). We also reserve the right to refuse any withdrawal that would cause the policy’s Base Face Amount to fall below $100,000.
Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see “The death benefit”). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. The Base Face Amount will be reduced only after the Supplemental Face Amount has been reduced to zero. If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the withdrawal. As noted above, if the withdrawal results in a reduction in Base Face Amount, a pro-rata portion of the applicable surrender charge will be deducted from the policy value (see “Surrender charge”).
For example, assume a policy owner that has elected death benefit Option 1 requests a withdrawal of $25,000 on a policy with a Base Face Amount of $200,000 and a current surrender charge of $10,000. The $25,000 withdrawal would reduce the Base Face Amount from $200,000 to $175,000. The reduction in Base Face Amount would trigger a partial surrender charge equal to the surrender charge times the proportionate reduction in Base Face Amount, in this case equal to $10,000 X (25,000/200,000) or $1,250. The surrender charge after the withdrawal would be equal to $10,000 - $1,250 or $8,750. If the policy owner had instead purchased a policy with $200,000 of Base Face Amount and $100,000 of Supplemental Face Amount, the withdrawal of $25,000 would reduce the Supplemental Face Amount from $100,000 to $75,000. Since the Base Face Amount would remain at $200,000, no partial surrender charge would be deducted.
Policy loans
You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is the greater of (i) 90% of net cash surrender value and (ii) the amount determined as set out below.
•	We first determine the net cash surrender value of your policy.
•	We then subtract an amount equal to the monthly deductions then being deducted from policy value times the number of full policy months until the next policy anniversary.
•	We then multiply the resulting amount by 1.25% in policy years 1 through 10 and 0% thereafter (although we reserve the right to increase the percentage after the tenth policy year to as much as .25%).
•	We then subtract the third item above from the second item above.
The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 4.25% in the first ten policy years and 3.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the
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loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the business day on or next following the day we receive the loan request.
Repayment of policy loans
You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as set out below.
•	The same proportionate part of the loan as was borrowed from any fixed account option will be repaid to that fixed account.
•	The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).
If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.
Effects of policy loans
The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the accounts and placed in a special loan account. The accounts and the special loan account will generally have different rates of investment return.
The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.
Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Also, whenever the outstanding loan equals or exceeds your policy value at and after the insured person reaches age 121, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).
Description of charges at the policy level
Deduction from premium payments
•	Premium charge - A charge to help defray our sales costs and related taxes. The maximum premium charge is 8% in all policy years. Currently, however, we plan to assess a premium charge of 6.4% upon each premium paid up to the Target Premium in each of the first five policy years. A premium charge of 2% of premium will be deducted from each premium in excess of Target Premium for the first five policy years, and a charge of 2% will be deducted from all premiums paid in policy years 6 and later. The “Target Premium” is determined at the time the policy is issued and will appear in the “Policy Specification” section of the policy.
•	Enhanced Surrender Value Rider charge - A charge imposed if you elect this rider. The charge is 2% of premiums paid up to the Target Premium in the first policy year.
Deductions from policy value
•	Administrative charge - A monthly charge to help cover our administrative costs. This is a flat dollar charge of $15.
•	Face Amount charge - A monthly charge to primarily help cover sales costs. The duration of the face amount charge varies upon the age of the insured person as of the anniversary date nearest the Policy Date, as follows: age 50 and under, 4 years; age 51, 5 years; age 52, 6 years; age 53, 7 years; age 54, 8 years; age 55, 9 years; age 56 and over, 10 years. The charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rate will vary based upon the sex, age and risk class of the insured person.
•	Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates, and the current rates will never be more than the maximum rates shown in the policy. The cost of insurance rates we use will depend on the age at issue, the underwriting risk
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class and (usually) sex of the insured person, and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's “attained age” on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:
    (a) is the death benefit as of the first day of the Policy Month, divided by 1.0024663; and
    (b) is the policy value as of the first day of the Policy Month after the deduction of all other monthly deductions.
Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.
If the minimum death benefit is greater than the Total Face Amount, the cost of insurance charge will reflect the amount of that additional benefit.
For death benefit Option 2, the net amount at risk is equal to the Total Face Amount of insurance divided by 1.0024663.
•	Asset-based risk charge - A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to the current fixed account options.
•	Supplementary benefits charges - Monthly charges for any supplementary insurance benefits added to the policy by means of a rider.
•	Withdrawal fee - A fee for each withdrawal of policy value to compensate us for the administrative expenses of processing the withdrawal. The charge is the lesser of 2% of the withdrawal amount or $25. This charge is not currently imposed, but we reserve the right to do so.
•	Surrender charge - A charge we deduct if the policy lapses or is surrendered within the surrender charge period, which can be up to ten policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums received in the first policy year that do not exceed the Target Premium stated in the Policy Specifications page of your policy. The percentage applied is dependent upon the policy year during which lapse or surrender occurs. The surrender charge duration and percentages will vary based upon the particular policy specifications, but can can be as high as 100% and as long as 10 policy years, as shown in the following table:

Policy Year	Percentage Applied
1-4	100%
5-6	95%
7	90%
8	70%
9	50%
10	30%
11 or later	0%
If lapse or surrender occurs during the surrender charge period, the percentage is graded down proportionately at the beginning of each policy month until the next level is reached. The above table applies only if the insured person is less than age 45 at issue. For older issue ages, the percentages in the above table may be reduced. A pro rata portion of the surrender charge may also be charged in the case of any reduction in Base Face Amount (see “Withdrawals” and “Requesting a decrease in coverage”). The pro rata charge is calculated by dividing the reduction in Base Face Amount by the Base Face Amount immediately prior to the reductions and then multiplying the applicable surrender charge by that ratio.
Additional information about how certain policy charges work
Sales expenses and related charges
The premium charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium charges do not cover
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total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.
Effect of premium payment pattern
You may structure the timing and amount of premium payments to minimize the premium charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total premium charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total premium charges of $4,200. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total premium charges of only $3,320. However, delaying the payment of Target Premiums to later policy years could increase the risk that the policy value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Supplemental Face Amount may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions (see “Tax considerations”).
Method of deduction
We deduct the monthly deductions described in the Fee Tables section from your policy’s accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.
Reduced charges for eligible classes
The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.
Other charges we could impose in the future
Except for a portion of the premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected accounts. However, we expect that no such charge will be necessary.
We also reserve the right to increase the premium charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Currently, the premium tax in New York is 0.7% of each premium payment.
Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.
Description of charges at the portfolio level
The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.
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Other policy benefits, rights and limitations
Optional supplementary benefit riders you can add
When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.
•	Extended No-Lapse Guarantee Rider - You may elect the Extended No-Lapse Guarantee Rider at issue, which extends the No-Lapse Guarantee Period provided by your policy for the Base Face Amount to the earlier of: (a) termination of the policy or rider, (b) the number of years selected by the policy owner, subject to any applicable state limitations or (c) age 90 of the insured person (or age 121 as specified in certain policies). You will pay an additional fee for this rider, which varies based on the individual characteristics of the insured person, the length of the guarantee period you select and the Base Face Amount. A change in Base Face Amount of the policy may affect the cost of the rider.
If you purchase a policy with the Extended No-Lapse Guarantee Rider, we limit the investment accounts you may select to one or more of the Lifestyle investment accounts and certain other selected investment accounts, as designated in your application. You must provide proper allocation instructions to one or more of the available investment accounts under this rider at the time you apply for your policy. If you request a transfer to an investment account that is not available under this rider, we will not process the transaction and will notify you that you must select a designated investment account under the rider. You may not change your premium payment allocation instructions to include an investment account that is not available under this rider. Accordingly, if you direct an additional premium payment to an investment account that is not available, we will instead apply that premium payment in accordance with your proper allocation instructions that are then in effect. We reserve the right to change the available investment accounts under this rider. You may contact our Service Office shown in the prospectus or your registered representative for more information on the available investment accounts under this rider.
Provided this benefit is in effect, we guarantee that during the Extended No-Lapse Guarantee Period, your policy will not go into default with respect to the Base Face Amount if the policy satisfies either one of the extended cumulative premium tests described below:
1)  Extended Cumulative Premium Test.    This test will be performed as of the beginning of any Policy Month during the Extended No-Lapse Guarantee Period that your policy would otherwise be in default in the absence of this rider. Your policy will satisfy this test if the sum of the premiums received, less any policy debt, and less any withdrawals taken on or before the date of any test, is equal to or greater than the sum of the monthly Extended No-Lapse Guarantee Premiums due from the Policy Date to the date of this test.
2)  Early Funding Extended Cumulative Premium Test.    This test will be performed as of the beginning of the Policy Month following the end of Policy Year 10, and, if satisfied on that date, may also be performed on additional testing dates during the Extended No-Lapse Guarantee Period. Your policy will satisfy this test if the sum of premiums received, less any policy debt and less any withdrawals taken on or before the date of any test, is equal to or greater than the Early Funding Extended No-Lapse Guarantee Premium.
The Early Funding Extended Cumulative Premium Test will cease to apply if either of the following occurs:
a)  The Early Funding Extended Cumulative Premium Test is not satisfied at the end of Policy Year 10, or
b)  We approve a written request you make any time after Policy Year 1 for an increase in the Base Face Amount or in any Supplemental Face Amount.
The Extended No-Lapse Guarantee Premiums and the Early Funding Extended No-Lapse Guarantee Premiums are determined at policy issuance and depend upon the age and other insurance risk characteristics of the insured person, as well as the amount of coverage and additional optional benefits and length of the guarantee period you select. The Extended No-Lapse Guarantee Premiums and the Early Funding Extended No-Lapse Guarantee Premiums are set forth in your policy and may be changed if any of the following occurs under your policy:
a)  the addition, termination or change of a supplementary benefit rider;
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b)  a change of a death benefit option;
c)  a decrease in the Base Face Amount or in any Supplemental Face Amount;
d)  an increase in the Base Face Amount or in any Supplemental Face Amount (in which case, the Early Funding Extended Cumulative Premium test will cease to apply as described above); or
e)  a change in the life insured’s risk classification.
We will inform you of any change to the Extended No-Lapse Guarantee Premium or Early Funding Extended No-Lapse Guarantee Premium resulting from any of the above changes. Any change will be applied prospectively.
Grace Period. While the Extended No-Lapse Guarantee Rider is in effect, we will determine at the beginning of the Policy Month that your policy would otherwise be in default, whether either of the extended cumulative premium tests described above have been met.
If neither of the extended cumulative premium tests have been met, then we will notify you that the policy is in default and allow a 61 day grace period in which you may make a premium payment sufficient to keep the policy out of default. This required payment, as described in the notification, will be equal to the lesser of:
a)  The amount necessary to bring the net cash surrender value to zero plus an amount equal to three times the monthly deductions due at the date of default, plus the applicable premium charge; or
b)  The amount necessary to satisfy the Extended Cumulative Premium Test as of the date of default, plus the Extended No-Lapse Guarantee Premium for the next three Policy Months; or
c)  The amount necessary to satisfy the Early Funding Extended Cumulative Premium Test, provided the policy met the requirements for this test at the end of Policy Year 10 and the test has not ceased to apply.
If the required payment is not received by the end of the grace period, the Extended No-Lapse Guarantee and the policy will terminate. If you make the required payment under either (b) or (c) described above, only the Base Face Amount will remain in effect, and any Supplemental Face Amount and any supplementary benefit riders (unless otherwise stated therein) will terminate as of the end of the grace period.
If either of the extended cumulative premium tests have been satisfied while the policy would otherwise be in default, then the Base Face Amount will remain in effect, but any Supplemental Face Amount and any supplementary benefit riders (unless otherwise stated therein) will be subject to termination if a payment in the amount stated in (a) above is not received by the end of the grace period.
Termination. The Extended No-Lapse Guarantee Rider will terminate at the earliest of:
a)  the end of the Extended No-Lapse Guarantee Period shown in your policy;
b)  the end of the grace period for which you have not paid the amount necessary to bring this benefit out of default as set forth in your policy and rider;
c)  the date your policy terminates; or
d)  the date we receive written request from you to terminate this rider.
The rider cannot be reinstated once terminated.
•	Long-Term Care Rider - This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes “chronically ill” so that such person: (1) is unable to perform at least two activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider.
Benefits under the Long-Term Care Rider will not begin until we receive proof that the insured person qualifies and has received 100 days of “qualified long-term care service” as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.
We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the “Maximum Monthly Benefit,” is based on the percentage of the policy's death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The
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actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit if you make a withdrawal of policy value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy value. If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross advance is $2,000, then the net advance would be $1,800 = $2,000 X (1 - ($10,000/ $100,000)). As a result of the advance, the indebtedness will be reduced by $200.
We restrict your policy value's exposure to market risk when benefits are paid under the Long-Term Care Rider. We do this in several ways. First, before we begin paying any Monthly Benefit, we will transfer all policy value from the investment accounts to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to an investment account while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.
If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or transfer existing policy value in the investment accounts. (The restriction on transfers from the fixed account will continue to apply.) Benefits under this rider do not reduce the No-Lapse Guarantee Premium requirements or the Extended No-Lapse Guarantee Premium requirements that may be necessary for the No-Lapse Guarantee or Extended No-Lapse Guarantee to remain in effect after a termination of rider benefits.
Finally, please note that there is a significant risk that ownership of a policy with this rider by anyone other than the insured person will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the estate of the insured person for purposes of Federal estate tax (see “Tax considerations”).
•	Return of Premium Death Benefit Rider - You may elect to have your policy issued with an optional Return of Premium Death Benefit Rider. This rider provides an additional death benefit payable upon the death of the life insured. The Return of Premium Death Benefit has an initial value equal to your initial premium times the Percentage of Premium (which may range between 0% and 100%) as elected and shown in the Policy Specifications page for the rider. The Percentage of Premium will be applied to each subsequent premium and will increase the coverage at the time of premium payment by that amount. The rider also provides options to increase or decrease the benefit amount. The Return of Premium Death Benefit Increase Rate is specified in the Policy Specifications page of your policy and may range between 0% and 5%. This rider is only available to you if death benefit Option 1 is elected.
The Return of Premium Death Benefit will not exceed the Maximum Benefit Amount shown in the Policy Specifications page for the rider. If the policy owner makes a written request for a partial withdrawal of net cash surrender value while this rider is in force, the amount of the Return of Premium Death Benefit will be reduced by the amount of the withdrawal.
The No Lapse Guarantee provisions of the policy apply to the Return of Premium Death Benefit for the first two policy years only.
•	Change of Life Insured Rider - This rider is only available to certain owners purchasing the policy in connection with the financing of employee benefit plan obligations. If you elect this rider, you may change the life insured on or after the second policy anniversary. You must have an insurable interest in the new life insured, and the new life insured must consent in writing to the change. We will require evidence which satisfies us of the new life insured's insurability, and the premiums and charges after the change date will reflect the new life insured's age, sex, risk classification and any additional rating which applies. Supplementary benefits riders on the old life insured will be canceled as of the change date. Supplementary benefits riders may be added on the new life insured as of the change date, subject to our normal requirements and restrictions for such benefits. The validity and suicide provisions of the policy will apply to the entire Face Amount at the change date.
•	Enhanced Surrender Value Rider - In the application for the policy, you may elect to purchase the Enhanced Surrender Value Rider. This rider provides an enhanced surrender value benefit (in addition to the surrender value) if you surrender the policy within the first ten policy years. The amount of the benefit will be shown in the “Policy
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Specifications” section of the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.
•	Enhanced Yield Fixed Account Rider - You may elect to allocate your premiums or policy value to the enhanced yield fixed account that we offer by rider. Obligations under the enhanced yield fixed account are backed by our general account. We will credit interest at the rate we declare. Additional transfer restrictions apply to amounts in an enhanced yield fixed account (see “Transfers of existing policy value”).
•	Accelerated Benefit Rider - This rider provides for acceleration of payment of a portion of the death benefit should the insured person become terminally ill and have a life expectancy of one year or less. Payment of the accelerated benefits is subject to limits and conditions specified in the rider.
Variations in policy terms
We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.
Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.
Procedures for issuance of a policy
Generally, the policy is available with a minimum Total Face Amount at issue of $100,000 and a minimum Base Face Amount at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 90. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”
Policies issued in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.
Commencement of insurance coverage
After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).
The policy will take effect only if all of the following conditions are satisfied:
•	The policy is delivered to and received by the applicant.
•	The Minimum Initial Premium is received by us.
•	The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.
The date all of the above conditions are satisfied is referred to in this prospectus as the “Contract Completion Date.” If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the Policy Date.
Backdating
Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than six months from the date of application for the policy, the earliest date allowed by New York state law. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.
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Temporary coverage prior to policy delivery
If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.
Monthly deduction dates
Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.
Changes that we can make as to your policy
We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.
In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:
•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws.
•	Combining or removing fixed accounts or investment accounts.
•	Changes in the form of organization of any separate account.
Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.
The owner of the policy
Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term “you” in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.
While the insured person is alive, you will have a number of options under the policy. These options include those listed below:
•	Determine when and how much you invest in the various accounts.
•	Borrow or withdraw amounts you have in the accounts.
•	Change the beneficiary who will receive the death benefit.
•	Change the amount of insurance.
•	Turn in (i.e., “surrender”) the policy for the full amount of its net cash surrender value.
•	Choose the form in which we will pay out the death benefit or other proceeds.
It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.
Policy cancellation right
You have the right to cancel your policy within ten days after you receive it. This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:
•	John Hancock NY at either of the addresses shown on the back cover of this prospectus, or
•	the John Hancock NY representative who delivered the policy to you.
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The date of cancellation will be the date of such mailing or delivery. You will receive a refund of any premiums you’ve paid.
Reports that you will receive
At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in either fixed account and in each investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.
Semi-annually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.
Assigning your policy
You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.
When we pay policy proceeds
General
We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within seven days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.
Delay to challenge coverage
We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond the time limit that is specified in your policy, which generally is two years from the Issue Date.
Delay for check clearance
We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.
Delay of separate account proceeds
We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from an investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.
Delay of general account surrender proceeds
New York state law allows us to defer payment of any portion of the net cash surrender value derived from any fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.
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How you communicate with us
General rules
You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock NY Service Office at the appropriate address shown on the back cover.
Under our current rules, certain requests must be made in writing and be signed and dated by you. Those requests include the following.
•	loans
•	surrenders or withdrawals
•	change of death benefit option
•	increase or decrease in Face Amount
•	change of beneficiary
•	election of payment option for policy proceeds
•	tax withholding elections
•	election of telephone/internet transaction privilege
The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company's secured website, if a special form is completed (see “Telephone, facsimile and internet transactions” below).
•	transfers of policy value among accounts
•	change of allocation among accounts for new premium payments
You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Service Office. We do not consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.
We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock NY representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.
Telephone, facsimile and internet transactions
If you complete a special authorization form, you can request transfers among accounts and changes of allocation among accounts simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-1571 or through the Company's secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the accounts involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.
If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.
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As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options. To discourage disruptive trading, we have imposed certain transfer restrictions (see “Transfers of existing policy value”). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.
Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.
Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed the following schedule: policy year 1, 99% of the premium paid up to the first tier and 6.5% of any excess premiums; policy year 2, 26.5% of the premium paid up to the first tier and 3.25% of any excess premiums; policy years 3-5, 5.5% of the premium paid up to the first tier and 3.25% of any excess premiums; policy years 6-10, 3.0% of the premium paid up to the first tier and 3.0% of any excess premiums; and policy years 11+, no compensation
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paid. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).
Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or
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part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.) In addition, if you have elected a Long-Term Care Rider, the rider's benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.
If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the insured person's estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If you have elected the Long-Term Care Rider, as described in “Optional supplementary benefit riders you can add,” deductions from policy value to pay the rider charges will reduce your investment in the contract but will not be included in income even if you have recovered all of your investment in the contract.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her
39

estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until
40

maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
41

Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy.
Financial statements reference
The financial statements of John Hancock NY and the Separate Account can be found in the SAI. The financial statements of John Hancock NY should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock NY to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2015, and for each of the two years in the period ended December 31, 2015, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
42

In addition to this prospectus, John Hancock NY has filed with the SEC an SAI that contains additional information about John Hancock NY and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock NY and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Service Office. You should also contact the John Hancock NY Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK NY SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue - Specialty Products John Hancock Insurance Company 30 Dan Road, Suite #55979 Canton, MA 02021	Life Post Issue - Specialty Products John Hancock Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:
1-800-521-1234	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-8329—1933 Act File No. 333-132905

Statement of Additional Information
dated May 2, 2016
for interests in
John Hancock Life Insurance Company of New York Separate Account B
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock NY representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-827-4546.

Description of the Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” The Depositor is John Hancock NY, a stock life insurance company organized under the laws of New York in 1992. We are a licensed life insurance company in the state of New York. Until 2004, John Hancock NY had been known as The Manufacturers Life Insurance Company of New York.
John Hancock NY is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a life insurance company domiciled in Michigan. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Description of the Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company of New York Separate Account B (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under NY law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2015, and for each of the two years in the period ended December 31, 2015, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Legal and Regulatory Matters
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policies.
Principal Underwriter/Distributor
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.

JH Distributors' principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2015, 2014, and 2013 was $120,545,566, 132,392,739, and $119,574,297, respectively. JH Distributors did not retain any of these amounts during such periods.
The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
•	Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
•	Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
•	Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.
Additional Information About Charges
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
Special purchase programs for eligible classes
The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
3

333-85296	333-131134	333-152408
333-88972	333-132905	333-153253
333-33504	333-141693	333-157213
333-100664	333-148992	333-179571
333-127543	333-151631	333-193995
333-131139		333-194819
4

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2015, 2014 and 2013

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

YEARS ENDED DECEMBER 31, 2015, 2014 and 2013

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company of New York

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2015 and 2014 and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2015 and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2, to meet the requirements of New York the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2015 and 2014, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2015.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2015 and 2014, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2015 in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 5, 2016

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS – STATUTORY-BASIS

	December 31,
	2015	2014

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$4,636	$5,998
Stocks:
Preferred stocks	-	1
Common stocks	76	4
Investments in affiliates	55	-
Mortgage loans on real estate	806	1,089
Real estate:
Investment properties	181	235
Cash, cash equivalents and short-term investments	72	112
Policy loans	170	161
Derivatives	756	675
Receivable for collateral on derivatives	4	2
Receivable for securities	1	1
Other invested assets	402	186

Total cash and invested assets	7,159	8,464
Investment income due and accrued	79	97
Premiums due and deferred	17	12
Amounts recoverable from reinsurers	23	5
Funds held by or deposited with reinsured companies	930	-
Net deferred tax asset	83	60
Other reinsurance receivable	16	25
Amounts due from affiliates	579	686
Other assets	56	15
Assets held in separate accounts	7,448	8,111

Total admitted assets	$16,390	$17,475

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS – STATUTORY-BASIS – (CONTINUED)

	December 31,
	2015	2014

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$5,675	$4,693
Policyholders’ and beneficiaries funds	266	194
Dividends payable to policyholders	17	4
Policy benefits in process of payment	25	18
Other amount payable on reinsurance	411	100
Other policy obligations	2	2

Total policy and contract obligations	6,396	5,011
Payable to parent and affiliates	86	74
Transfers to (from) separate account, net	(38)	(60)
Asset valuation reserve	72	62
Reinsurance in unauthorized companies	7	6
Funds withheld from unauthorized reinsurers	331	2,278
Interest maintenance reserve	170	177
Current federal income taxes payable	-	6
Derivatives	468	418
Payables for collateral on derivatives	120	141
Other general account obligations	20	36
Obligations related to separate accounts	7,448	8,111

Total liabilities	15,080	16,260

Capital and surplus:
Common stock (par value $1; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2015 and 2014)	2	2
Paid-in surplus	913	913
Unassigned surplus	395	300

Total capital and surplus	1,310	1,215

Total liabilities and capital and surplus	$16,390	$17,475

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS – STATUTORY-BASIS

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$1,751	$1,041	$1,043
Consideration for supplementary contracts with life contingencies	12	23	22
Net investment income	335	380	543
Amortization of interest maintenance reserve	14	14	18
Commissions and expense allowance on reinsurance ceded	(34)	38	39
Reserve adjustment on reinsurance ceded	(8)	(7)	(12)
Separate account administrative and contract fees	110	114	116
Other revenue	30	21	4

Total premiums and other revenues	2,210	1,624	1,773

Benefits paid or provided:
Death, surrender and other contract benefits, net	1,361	1,392	1,355
Annuity benefits	164	242	279
Disability and long-term care benefits	1	1	1
Interest and adjustments on policy or deposit-type funds	10	7	7
Payments on supplementary contracts with life contingencies	8	7	6
Increase (decrease) in life and long-term care reserves	988	433	(108)

Total benefits paid or provided	2,532	2,082	1,540

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	164	99	96
General expenses	48	51	52
Insurance taxes, licenses and fees	9	5	10
Net transfers to (from) separate accounts	(469)	(517)	(497)
Investment income ceded	90	207	60
Other deductions	(113)	(99)	(111)

Total insurance expenses and other deductions	(271)	(254)	(390)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	(51)	(204)	623
Dividends to policyholders	30	6	7

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(81)	(210)	616
Federal income tax expense (benefit)	(74)	(3)	62

Income (loss) from operations before net realized capital gains (losses)	(7)	(207)	554

Net realized capital gains (losses)	(11)	(25)	(88)

Net income (loss)	$(18)	$(232)	$466

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY-BASIS

	Common Stock	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2013	$2	$913	$90	$1,005
Net income (loss)			466	466
Change in net unrealized capital gains (losses)			(92)	(92)
Change in net deferred income tax			(101)	(101)
Decrease (increase) in non-admitted assets			(3)	(3)
Decrease (increase) in asset valuation reserves			21	21
Change in surplus as a result of reinsurance			(12)	(12)

Balances at December 31, 2013	2	913	369	1,284

Net income (loss)			(232)	(232)
Change in net unrealized capital gains (losses)			134	134
Change in net deferred income tax			91	91
Decrease (increase) in non-admitted assets			(15)	(15)
Change in liability for reinsurance in unauthorized reinsurance			(2)	(2)
Decrease (increase) in asset valuation reserves			(41)	(41)
Change in surplus as a result of reinsurance			(11)	(11)
Other adjustments, net			7	7

Balances at December 31, 2014	2	913	300	1,215

Net income (loss)			(18)	(18)
Change in net unrealized capital gains (losses)			26	26
Change in net deferred income tax			(38)	(38)
Decrease (increase) in non-admitted assets			75	75
Change in liability for reinsurance in unauthorized reinsurance			(1)	(1)
Decrease (increase) in asset valuation reserves			(11)	(11)
Change in surplus as a result of reinsurance			55	55
Other adjustments, net			7	7

Balances at December 31, 2015	$2	$913	$395	$1,310

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOW – STATUTORY-BASIS

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$2,446	$1,064	$1,066
Net investment income received	346	417	580
Separate account fees	110	114	116
Commissions and expenses allowance on reinsurance ceded	21	27	27
Miscellaneous income	(147)	18	4
Benefits and losses paid	(1,263)	(1,696)	(1,638)
Net transfers from (to) separate accounts	492	541	504
Commissions and expenses (paid) recovered	(228)	(262)	(138)
Dividends paid to policyholders	(1)	(7)	(7)
Federal and foreign income and capital gain taxes (paid) recovered	5	(39)	(73)

Net cash provided by operating activities	1,781	177	441

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	2,021	2,342	3,704
Stocks	1	4	-
Mortgage loans on real estate	138	91	95
Real estate	(1)	33	-
Other invested assets	32	17	1

Total investment proceeds	2,191	2,487	3,800

Cost of investments acquired:
Bonds	1,660	2,162	3,586
Stocks	70	2	5
Mortgage loans on real estate	187	27	283
Real estate	4	(2)	196
Other invested assets	243	117	61
Derivatives	14	37	75

Total cost of investments acquired	2,178	2,343	4,206
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	23	(116)	142
Net increase (decrease) in policy loans	9	18	4

Net cash provided by (used in) investment activities	(19)	242	(552)

Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(6)	(9)	(4)
Other cash provided (applied)	(1,796)	(332)	(35)

Net cash provided by (used in) financing and miscellaneous activities	(1,802)	(341)	(39)

Net increase (decrease) in cash, cash equivalents and short-term investments	(40)	78	(150)
Cash, cash equivalents and short-term investments at beginning of year	112	34	184

Cash, cash equivalents and short-term investments at end of year	$72	$112	$34

Non-cash investing activities during the year:
Premium, deposit type contracts and other operating activity for New York Life (“NYL”) reinsurance transaction and other affiliate transactions, net	$1,395	$-	$-
Transfer of invested assets for NYL reinsurance transactions and other affiliates, net	(1,395)	-	-

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located exclusively in the State of New York (“NY”). Through its insurance operations, the Company offers a variety of individual life insurance that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers a variety of retirement products to retirement plans. The Company distributes products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of JHUSA, acts as the principal underwriter of variable life contracts and other products issued by the Company.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of New York. The New York Superintendent of the Department (the “Superintendent”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when either of the following two conditions exist: the entity either (1) has the intent to sell the debt security or (2) is more likely than not to be required to sell the debt security before its anticipated recovery. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported at GAAP equity. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds and common and preferred stocks is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate held for the production of income is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability corporations (“LLCs”) which are carried based on the underlying GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2 . Significant Accounting Policies - (continued)

deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2015, 2014 and 2013, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally deferred income taxes, the Company’s investment in John Hancock Investment Management Services, LLC (“JHIMS”), an affiliated company, furniture and equipment, and other assets not specifically identified as admitted assets within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Superintendent.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of asset adequacy testing indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in-force. The Company is holding an additional $380 million and $470 million of reserves at December 31, 2015 and 2014, respectively, as a result of asset adequacy analysis. At December 31, 2015 and 2014, the Company held reserves of $343 million and $292 million, respectively, on insurance in-force amounts for which gross premiums were less than net premiums according to the standard of valuation set by the State of New York.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables and using principally the net level premium method and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983 and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31, 2015 or 2014. Mean reserves are determined by computing the terminal reserve for the plan at the rated age and assuming annual premiums have been paid as of the valuation date. For certain policies with substandard table ratings, mean reserves are based on rated mortality from 125% to 500% of standard rating; for certain policies with

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2 . Significant Accounting Policies - (continued)

flat extra ratings, mean reserves are based on standard mortality rates increased by 1 to 25 deaths per thousand. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments.

•	The deferred premium is never greater than the gross premium.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

The State of New York requires the Company to calculate reserves for guaranteed minimum death benefits for variable universal life under Regulation 147 and to hold reserves under this Regulation. Based on the aforementioned calculation at December 31, 2015 and 2014, the Company recorded additional reserves of $26 million and $24 million, respectively, pursuant to Regulation 147.

•

The State of New York also requires the Company to calculate reserves for universal life products with secondary guaranties under Regulation 147 and to hold reserves under this Regulation. Based on the aforementioned calculation at December 31, 2015 and 2014, the Company recorded additional reserves of $139 million and $138 million, respectively, pursuant to Regulation 147.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43, and primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The reserve is based on the present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of New York to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net unrealized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2 . Significant Accounting Policies - (continued)

acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statements of Operations that differ from the federal statutory tax rate.

Participating Insurance and Policyholder Dividends: Participating business which is assumed from JHUSA, represented approximately 19% and 12% of the Company’s aggregate reserve for group fixed annuity and life contracts at December 31, 2015 and 2014, respectively. The amount of policyholders’ dividends to be paid is approved annually by JHUSA’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received. Premiums received for annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

3. Permitted or Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Department.

For determining the Company’s solvency under the State of New York’s insurance laws and regulations, the Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of New York.

The Superintendent has the authority to prescribe or permit other specific practices that deviate from prescribed practices. As of December 31, 2015 and 2014, the Superintendent had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

As of December 31, 2015, the Company had not adopted any new accounting standards that would have a material impact on the Company’s Balance Sheet or Statement of Operations.

Future Adoption of New Accounting Standards

As of December 31, 2015, there were no pending new accounting standards that would have a material impact on the Company’s Balance Sheet or Statement of Operations.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2015, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2015:
U.S. government and agencies	$1,341	$133	$(4)	$1,470
States and political subdivisions	149	23	(1)	171
Foreign governments	48	3	-	51
Corporate bonds	2,596	130	(58)	2,668
Mortgage-backed and asset-backed securities	502	36	(4)	534

Total bonds	$4,636	$325	$(67)	$4,894

December 31, 2014:
U.S. government and agencies	$1,614	$215	$-	$1,829
States and political subdivisions	201	38	-	239
Foreign governments	61	7	-	68
Corporate bonds	3,465	282	(12)	3,735
Mortgage-backed and asset-backed securities	657	58	(1)	714

Total bonds	$5,998	$600	$(13)	$6,585

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2015, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$160	$161
Due after one year through five years	550	559
Due after five years through ten years	635	642
Due after ten years	2,789	2,998
Mortgage-backed and asset-backed securities	502	534

Total	$4,636	$4,894

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2015	2014

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$16	$17
Bonds pledged in support of exchange-traded futures	29	26
Bonds and cash pledged in support of cleared interest rate swaps	21	19

Total fair value	$66	$62

At carrying value:
Bonds on deposit with government authorities	$-	$-
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	-	-
Pledged collateral under reinsurance agreements	-	-

Total carrying value	$-	$-

At December 31, 2015 and 2014, the Company held below investment grade corporate bonds of $118 million and $111 million, with an aggregate fair value of $108 million and $112 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between amortized cost and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in millions)
December 31, 2015:
U.S. government and agencies	$107	$(4)	$-	$-	$107	$(4)
States and political subdivisions	14	(1)	-	-	14	(1)
Foreign governments	-	-	-	-	-	-
Corporate bonds	778	(31)	100	(27)	878	(58)
Mortgage-backed and asset-backed securities	118	(3)	9	(1)	127	(4)
Total	$1,017	$(39)	$109	$(28)	$1,126	$(67)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in millions)
December 31, 2014:
U.S. government and agencies	$24	$-	$59	$-	$83	$-
States and political subdivisions	-	-	3	-	3	-
Foreign governments	3	-	-	-	3	-
Corporate bonds	166	(3)	261	(9)	427	(12)
Mortgage-backed and asset-backed securities	26	-	18	(1)	44	(1)
Total	$219	$(3)	$341	$(10)	$560	$(13)

At December 31, 2015 and 2014, there were 306 and 148 bonds that had a gross unrealized loss of which the single largest unrealized loss was $4 million and $1 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Proceeds	$1,733	$1,945	$3,066
Realized gross gains	43	59	43
Realized gross losses	(21)	(49)	(138)

For the years ended December 31, 2015 and 2014, there were no realized capital losses related to bonds that had experienced an other-than-temporary decline in value.

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2015 and 2014.

Affiliate Transactions

In 2015, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $141 million and a fair value of $152 million. The Company recognized $11 in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MIL”). These bonds had a book value of $27 million and fair value of $28 million at the date of the transaction. The Company recognized $1 million in pre-tax realized gains before transfer to the IMR.

In 2014, the Company sold certain and acquired certain bonds to its parent, JHUSA. These bonds had a net book value of $165 million and a fair value of $188 million at the date of the transactions. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Unrealized gains and losses on investments in preferred and common stocks are reported directly in unassigned surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair values of, those investments are summarized as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2015:
Preferred stocks:
Nonaffiliated	$-	$-	$-	$-
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	73	5	(2)	76
Affiliates*	55	-	-	55

Total stocks	$128	$5	$(2)	$131

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2014:
Preferred stocks:
Nonaffiliated	$1	$-	$-	$1
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	3	1	-	4
Affiliates*	-	-	-	-

Total stocks	$4	$1	$-	$5

*	Affiliates — fair value represents the carrying value

At December 31, 2015 and 2014, there were 26 and 1 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $0 million and $0 million at December 31, 2015 and 2014, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2015, 2014 and 2013, realized capital losses include $0 million, $0 million, and $0 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 0, 0, and 0 securities, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2015 and 2014, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2015:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$266	East North Central	$134
Industrial	83	East South Central	10
Office buildings	187	Middle Atlantic	121
Retail	205	Mountain	55
Agricultural	-	New England	19
Agribusiness	12	Pacific	284
Mixed use	-	South Atlantic	115
Other	53	West North Central	44
Allowance	-	West South Central	24
		Canada / Other	-
		Allowance	-

Total mortgage loans on real estate	$806	Total mortgage loans on real estate	$806

December 31, 2014:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$293	East North Central	$168
Industrial	116	East South Central	5
Office buildings	348	Middle Atlantic	153
Retail	238	Mountain	52
Agricultural	-	New England	28
Agribusiness	10	Pacific	405
Mixed use	-	South Atlantic	187
Other	84	West North Central	45
Allowance	-	West South Central	46
		Canada / Other	-
		Allowance	-

Total mortgage loans on real estate	$1,089	Total mortgage loans on real estate	$1,089

The aggregate mortgages outstanding to any one borrower do not exceed $35 million.

During 2015, the respective maximum and minimum lending rates for mortgage loans issued were 6.25% and 3.24% for commercial loans. The Company issued no new agricultural loans during 2015. The Company issued no purchase money mortgages in 2015 or 2014. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgages does not exceed 75%. The average recorded investment in impaired loans was $0 million and $1 million at December 31, 2015 and 2014, respectively. The Company recognized $0 million, $0 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2015, 2014 and 2013, respectively.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The following table provides a reconciliation of the beginning and ending balances for allowance for losses for the periods indicated.

	2015	2014	2013

(in millions)
Balance at beginning of year	$-	$-	$-
Additions, net	-	-	-
Recoveries of amounts previously charged off	-	-	-

Balance at end of year	$-	$-	$-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,

	2015	2014

	(in millions)
AAA	$43	$67
AA	202	186
A	341	392
BBB	220	439
BB	-	5
B and lower and unrated	-	-

Total	$806	$1,089

Affiliate Transactions

In 2015, the Company sold certain mortgages to an affiliate, John Hancock Life & Health Company (“JHLH”). These mortgages had a book value of $25 million and fair value of $27 million at the date of the transaction. The Company recognized $2 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company acquired, at fair value, certain mortgages from its parent, JHUSA, for $73 million.

In 2015, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2015	2014

	(in millions)
Properties occupied by the company	$-	$-
Properties held for the production of income	193	249
Properties held for sale	-	-
Less accumulated depreciation	(12)	(14)

Total	$181	$235

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2015, 2014 and 2013, respectively.

Affiliate Transactions

In 2015, the Company formed two new wholly-owned subsidiaries for the purposes of owning real estate and contributed certain of its real estate holdings to the newly formed entities in exchange for all of their equity interests. These properties had aggregate book values of $55 million and fair values of $79 million at the date of the transaction and were contributed on a book value basis which resulted in no impact to the Company’s financial position or results of operations.

In 2014, the Company sold real estate to its parent, JHUSA. The real estate had a book value of $32 million and a fair value of $33 million at the date of the transaction. The Company recognized $1 million in pre-tax realized gains.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2015 and 2014.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company had no impairments in partnerships and LLCs in 2015, 2014, or 2013. Any impairment is based significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of another invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The Company had no exposure to the subprime mortgage related risk at December 31, 2015 or 2014.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Income:
Bonds	$232	$264	$272
Preferred stocks	-	-	-
Common stocks	-	-	-
Mortgage loans on real estate	48	63	53
Real estate	29	38	21
Policy loans	5	7	7
Cash, cash equivalents and short-term investments	-	-	-
Other invested assets	35	33	199
Derivatives	29	22	22
Other income	2	-	1

Total investment income	380	427	575
Expenses
Investment expenses	(37)	(39)	(29)
Investment taxes, licenses and fees, excluding federal income taxes	(3)	(3)	(1)
Investment interest expense	-	-	-
Depreciation on real estate and other invested assets	(5)	(5)	(2)

Total investment expenses	(45)	(47)	(32)

Net investment income	$335	$380	$543

Other invested assets above represent income earned from the Company’s investment in JHIMS.

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Realized capital gains (losses)	$61	$(19)	$(173)
Less amount transferred to the IMR (net of related tax benefit (expense) of $(27) in 2015, $(2) in 2014, and $(30) in 2013)	50	5	(56)

Realized capital gains (losses) before tax	11	(24)	(117)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	22	1	(29)

Net realized capital gains (losses)	$(11)	$(25)	$(88)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships and replication (synthetic asset) transactions (“RSATs”):

		December 31, 2015
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$7	$-	$22	$-
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	173	-	-	39	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-

Total Derivatives in Effective Hedge Accounting Relationships		$385	$7	$-	$61	$-

Other Hedging Relationships
	Interest rate swaps	$10,904	$749	$468	$749	$468
	Interest rate treasury locks	-	-	-	-	-
	Interest rate options	-	-	-	-	-
	Interest rate futures	608	-	-	-	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-
	Equity options	23	-	-	-	-
	Equity index futures	485	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$12,020	$749	$468	$749	$468

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$-	$-	$-	$-	$-

Total Derivatives		$12,405	$756	$468	$810	$468

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2014
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$8	$-	$25	$-
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	223	-	-	50	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-

Total Derivatives in Effective Hedge Accounting Relationships		$435	$8	$-	$75	$-

Other Hedging Relationships
	Interest rate swaps	$9,323	$667	$418	$667	$418
	Interest rate treasury locks	-	-	-	-	-
	Interest rate options	-	-	-	-	-
	Interest rate futures	381	-	-	-	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-
	Equity options	11	-	-	-	-
	Equity index futures	444	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$10,159	$667	$418	$667	$418

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$-	$-	$-	$-	$-

Total Derivatives		$10,594	$675	$418	$742	$418

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2015, 2014 and 2013, the Company recorded net unrealized gains of $19 million, $27 million, and $4 million, respectively related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

For the year ended December 31, 2015, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The maximum time frame for which variable cash flows are hedged is 5 years.

Derivatives Not Designated in Effective Hedge Accounting Relationships. The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company deferred net realized gains of $0 million, $0 million, and $8 million (including $0 million, $0 million, and $8 million of gains for derivatives in other hedging relationships) related to interest rates for the years ended December 31, 2015, 2014 and 2013, respectively. Deferred net realized gains (losses) are reported in the IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2015, 2014 and 2013 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$32	$196	$(144)
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Equity total return swaps	-	-	-
Equity options	-	-	-
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$32	$196	$(144)

Net realized capital gain (loss):
Interest rate swaps	$-	$-	$8
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Interest rate futures	(5)	(8)	5
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Foreign currency futures	-	-	-
Equity total return swaps	-	-	-
Equity options	-	-	-
Equity index futures	(10)	(29)	(90)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(15)	$(37)	$(77)

Total gain (loss) from derivatives in other hedging relationships	$17	$159	$(221)

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2015 and 2014, the Company had accepted collateral consisting of cash of $120 million and $141 million and various securities with a fair value of $258 million and $211 million, respectively, which are held in separate custodial accounts. In addition, the Company has

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition — This category includes assets and liabilities measured at fair value. Financial instruments in this category include common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition — This category includes assets and liabilities as follows:

Bonds — For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate —The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell.

Cash, Cash Equivalents and Short-Term Investments — The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans — These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves — Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds — Includes term certain contracts and supplementary contracts without life contingencies and those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 — Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include separate account assets.

•

Level 2 — Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. The Company’s derivative assets and liabilities are included within Level 2. A description of valuation techniques used to measure the fair value of derivatives is described below.

•

Level 3 — Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities such as securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgment is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts consist of investments in mutual funds with values that are based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publically available price are included in Level 1. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	76	76	68	-	8

Total common stocks	76	76	68	-	8
Derivatives:
Interest rate swaps	749	749	-	749	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	749	749	-	749	-
Assets held in separate accounts	7,448	7,448	7,448	-	-

Total assets	$8,273	$8,273	$7,516	$749	$8

Liabilities:
Derivatives:
Interest rate swaps	$468	$468	$-	$468	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	468	468	-	468	-
Liabilities held in separate accounts	7,448	7,448	7,448	-	-

Total liabilities	$7,916	$7,916	$7,448	$468	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	4	4	-	-	4

Total common stocks	4	4	-	-	4
Derivatives:
Interest rate swaps	667	667	-	667	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	667	667	-	667	-
Assets held in separate accounts	8,111	8,111	8,111	-	-

Total assets	$8,782	$8,782	$8,111	$667	$4

Liabilities:
Derivatives:
Interest rate swaps	$418	$418	$-	$418	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	418	418	-	418	-
Liabilities held in separate accounts	8,111	8,111	8,111	-	-

Total liabilities	$8,529	$8,529	$8,111	$418	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$4,636	$4,894	$-	$4,533	$361
Preferred stocks	-	-	-	-	-
Mortgage loans on real estate	806	861	-	-	861
Cash, cash equivalents and short term investments	72	72	72	-	-
Policy loans	170	170	-	170	-
Derivatives in effective hedge accounting and RSAT relationships	7	61	-	61	-

Total assets	$5,691	$6,058	$72	$4,764	$1,222

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	84	83	-	-	83
Policyholders’ and beneficiaries funds	266	288	-	148	140
Derivatives in effective hedge accounting and RSAT relationships	-	-	-	-	-

Total liabilities	$350	$371	$-	$148	$223

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$5,998	$6,585	$-	$6,128	$457
Preferred stocks	1	1	-	-	1
Mortgage loans on real estate	1,089	1,195	-	-	1,195
Cash, cash equivalents and short term investments	112	112	97	15	-
Policy loans	161	161	-	161	-
Derivatives in effective hedge accounting and RSAT relationships	8	75	-	75	-

Total assets	$7,369	$8,129	$97	$6,379	$1,653

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	88	87	-	-	87
Policyholders’ and beneficiaries funds	194	233	-	163	70
Derivatives in effective hedge accounting and RSAT relationships	-	-	-	-	-

Total liabilities	$282	$320	$-	$163	$157

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2015 and 2014, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2015 and 2014.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2015, 2014 and 2013, are summarized as follows:

	Balance at January 1, 2015	Net realized/unrealized gains (losses) included in:			Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2015
		Net income (1)	Surplus	Amounts credited to separate account liabilities (2)					Into Level 3 (3)	Out of Level 3 (3)

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	4	-	4	-	-	-	-	-	-	-	8

Total common stocks	4	-	4	-	-	-	-	-	-	-	8
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$4	$-	$4	$-	$-	$-	$-	$-	$-	$-	$8

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2014	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2014

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-		- -

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	3	-	1	-	-	-	(2)	-	2	-	4

Total common stocks	3	-	1	-	-	-	(2)	-	2	-	4
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$3	$-	$1	$-	$-	$-	$(2)	$-	$2	$-	$4

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2013	Net realized/unrealized gains (losses) included in:							Transfers
		Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2013

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	-	-	-	-	3	-	-	-	-	-	3

Total common stocks	-	-	-	-	3	-	-	-	-	-	3
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$-	$-	$-	$-	$3	$-	$-	$-	$-	$-	$3

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums earned
Direct	$1,021	$1,025	$992
Assumed	1,079	293	321
Ceded	(349)	(277)	(270)

Net	$1,751	$1,041	$1,043

Benefits to policyholders ceded	$(544)	(473)	(557)

Reserve amounts ceded to reinsurers not authorized in the State of New York are mostly covered by letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2015, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2015, there was no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

In 2015 and 2014, the Company did not commute any ceded reinsurance.

As of December 31, 2015, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $325 million.

The Company has not entered into any reinsurance transactions within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation.

Non-Affiliated Reinsurance

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with New York Life (“NYL”) to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk. The transactions included the transfer to NYL of $2,295 million of invested assets and $1,344 million in net policy liabilities. In addition, the

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Company recognized $952 million of FWH assets. The transactions resulted in a pre-tax loss of $134 million, including a ceding commission paid of $66 million, and an increase in surplus of $70 million, net of tax, which was deferred and will be amortized over a period of approximately 20 years.

The table below consists of the impact of the NYL Agreements:

Year ended December 31,
2015
(in millions)
Premiums ceded	$ (2,189)
Premiums assumed	875
Benefits ceded	(85)
Benefits assumed	34
Other amounts payable on reinsurance	332
Funds held by or deposited with reinsured companies	930

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to JHUSA from the Company was recaptured. This recapture was necessary to complete the NYL Agreements, because the policies under this agreement are the same policies at risk under the NYL Agreements. The recapture resulted in a decrease in FWH liability of $1,919 million and an increase in net policy assets and liabilities of $1,918 million, as well as a pre-tax loss of $149 million and a decrease in surplus, net of tax, of $96 million.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with its parent, JHUSA:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums assumed, net	$2,231	$192	$216
Benefits assumed, net	436	394	483
Other reinsurance receivable	1	10	15
Other amounts payable on reinsurance	60	86	124
Funds withheld from unauthorized reinsurers	-	1,952	1,978
Treaty settlement received (paid)	(527)	(449)	(532)

*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to the participating traditional life insurance policies were transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. As the reinsurance agreements do not subject the reinsurer to reasonable possibility of significant loss, they are classified as structured reinsurance and given deposit-type accounting treatment. The Company retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from JHUSA to JHNY under coinsurance agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The NY business related to a majority of the fixed deferred annuity business was transferred from JHUSA to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from JHUSA to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”):

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums ceded	$-	$-	$-
Benefits ceded	(42)	(40)	(62)
Other amounts payable on reinsurance	3	-	5
Funds withheld from unauthorized reinsurers	15	25	26

The Company reinsures a portion of the risk related to certain annuity policies with JHRECO and during the year, a small number of these policies were recaptured for administration purposes. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums ceded	$-	$(4)	$(7)
Benefits ceded	(8)	(8)	(5)
Other reinsurance receivable	1	-	-
Other amounts payable on reinsurance	-	1	-
Funds withheld from unauthorized reinsurers	316	301	223

Effective July 1, 2005, the Company entered into a reinsurance agreement with MRL to reinsure 90% of all risks not already reinsured to third parties on selected single and joint survivorship guaranteed universal life contracts. The agreement is written on a coinsurance FWH basis.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2015
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$375	$-	$375
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	375	-	375
(d) Deferred tax assets nonadmitted	133	-	133

(e) Subtotal net admitted deferred tax asset (c — d)	242	-	242
(f) Deferred tax liabilities	120	39	159

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$122	$(39)	$83

	December 31, 2014
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$401	$1	$402
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	401	1	402
(d) Deferred tax assets nonadmitted	208	-	208

(e) Subtotal net admitted deferred tax asset (c — d)	193	1	194
(f) Deferred tax liabilities	101	33	134

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$92	$(32)	$60

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$(26)	$(1)	$(27)
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	(26)	(1)	(27)
(d) Deferred tax assets nonadmitted	(75)	-	(75)

(e) Subtotal net admitted deferred tax asset (c — d)	49	(1)	48
(f) Deferred tax liabilities	19	6	25

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$30	$(7)	$23

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2015
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$40	$-	$40
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	43	-	43
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	43	-	43
2. Adjusted gross deferred tax assets allowed per limitation threshold.	184	-	184
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	159	-	159

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$242	$-	$242

	December 31, 2014
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$60	$-	$60
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	-	-	-
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	-	-	-
2. Adjusted gross deferred tax assets allowed per limitation threshold.	173	-	173
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	133	1	134

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$193	$1	$194

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$(20)	$-	$(20)
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	43	-	43
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	43	-	43
2. Adjusted gross deferred tax assets allowed per limitation threshold.	11	-	11
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	26	(1)	25

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$49	$(1)	$48

	2015	2014

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	1609%	1986	%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$1,227	$1,156

Impact of tax planning strategies is as follows:

	December 31, 2015
	(1)	(2)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$375	$-
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$242	$-
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2014
	(3)	(4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$401	$1
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$193	$1
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(26)	$(1)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$49	$(1)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2015	2014	Change

	(in millions)
1. Current income tax
(a) Federal	$(74)	$(3)	$(71)
(b) Foreign	-	-	-

(c) Subtotal	(74)	(3)	(71)
(d) Federal income tax on net capital gains	22	1	21
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(52)	$(2)	$(50)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2015	2014	Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	342	313	29
(4) Investments	7	6	1
(5) Deferred acquisition costs	4	67	(63)
(6) Policyholder dividends accrual	-	-	-
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	-	-	-
(9) Pension accrual	-	-	-
(10) Receivables — nonadmitted	-	-	-
(11) Net operating loss carryforward	4	2	2
(12) Tax credit carry-forward	10	9	1
(13) Other (including items <5% of total ordinary tax assets)	8	4	4

(99) Subtotal	$375	$401	$(26)

(b) Statutory valuation allowance adjustment	-	-	-
(c) Nonadmitted	133	208	(75)

(d) Admitted ordinary deferred tax assets (2(a)(99) — 2(b) — 2(c))	$242	$193	$49

(e) Capital:
(1) Investments	$-	$1	$(1)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$-	$1	$(1)

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) — 2(f) — 2(g))	$-	$1	$(1)
(i) Admitted deferred tax assets (2(d)+2(h))	$242	$194	$48

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$99	$79	$20
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	6	4	2
(4) Policyholder reserves	-	-	-
(5) Other (including items <5% of total ordinary tax liabilities)	15	18	(3)

(99) Subtotal	$120	$101	$19
(b) Capital:
(1) Investments	$39	$32	$7
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	1	(1)

(99) Subtotal	$39	$33	$6

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$159	$134	$25

4. Net deferred tax assets/liabilities (2(i) — 3(c))	$83	$60	$23

The change in net deferred income taxes is comprised of the following:

	December 31,
	2015	2014	Change

	(in millions)
Total deferred tax assets	$375	$402	$(27)
Total deferred tax liabilities	159	134	25

Net deferred tax assets (liabilities)	$216	$268	$(52)

Tax effect of unrealized gains and losses			(14)
Tax effect of unrealized foreign exchange gains (losses)			-

Change in net deferred income taxes			$(38)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Ordinary provisions computed at statutory rate	$(28)	$(74)	$216
Net realized capital gains (losses) before IMR at statutory rate	21	(7)	(61)
Change in nonadmitted assets	-	-	-
Reinsurance	18	(4)	(4)
Valuation allowance	-	-	-
Tax-exempt income	-	-	-
Nondeductible expenses	-	-	-
Foreign tax expense gross up	-	1	1
Amortization of IMR	(19)	(5)	(6)
Tax recorded in surplus	2	1	-
Dividend received deduction	(7)	(7)	(7)
Investment in subsidiaries	1	-	-
Prior year adjustment	(1)	-	1
Tax credits	(1)	(1)	(1)
Change in tax reserve	1	3	(4)
Pension	-	-	-
Other	-	-	(1)

Total	$(13)	$(93)	$134

Federal and foreign income taxes incurred	$(74)	$(3)	$62
Capital gains tax	23	1	(29)
Change in net deferred income taxes	38	(91)	101

Total statutory income tax expense (benefit)	$(13)	$(93)	$134

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2015, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Net operating loss	2013	2028	$6
	2014	2029	5
	2015	2030

			$11

Alternative minimum tax credit	2004		$1
	2005		1

			$2

Foreign tax credits	2006	2016	$1
	2007	2017	1
	2008	2018	1
	2011	2021	2
	2013	2023	1
	2014	2024	1
	2015	2025	1

			$8

The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $0 million, $0 million and $40 million for 2015, 2014 and 2013, respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Company of Vermont
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Hancock Farmland Services, Inc.	John Hancock Life Insurance Company (USA)
Hancock Forest Management Inc.	John Hancock Real Estate Finance Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
Hancock Venture Partners Inc.	John Hancock Realty Mgt. Inc.
Hancock Venture Partners Inc. Russia	John Hancock Signature Services Inc.
HVP-Special Purpose Sub I Inc.	John Hancock Natural Resource Corp.
HVP-Special Purpose Sub II Inc.	Manulife Reinsurance (Bermuda) Limited
JH California Real Estate Holdings, Inc.	Manulife Reinsurance Limited
JH Illinois Real Estate Holdings, Inc.	Manulife Service Corporation
JH Networking Insurance Agency Inc.	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Capital Growth Management Inc.	Signator Investors Inc.
John Hancock Energy Resources Mgt. Inc.	Signator Financial Services Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation
John Hancock Financial Corporation	Transamerica Fund Distributors Inc.
John Hancock Insurance Agency Inc.	Transamerica Fund Management Company

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) the Company’s parent, JHUSA, are $50 million and $3 million at December 31, 2015 and 2014, respectively, and are included in other assets on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and in New York. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed. The IRS commenced its audit of tax years 2010 through 2013 in September 2014.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2015	2014

	(in millions)
Balance at beginning of year	$8	$5
Additions based on tax positions related to the current year	1	1
Payments	-	-
Additions for tax positions of prior years	-	2
Reductions for tax positions of prior years	-	-

Balance at end of year	$9	$8

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Included in the balances as of December 31, 2015 and 2014, respectively, are $9 million and $8 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2015 and 2014 are $0 million and $0 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, this will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million and $2 million of interest benefit in each of the years ended December 31, 2015, 2014, and 2013, respectively. The Company had approximately $0 million and $0 million accrued for interest as of December 31, 2015 and 2014, respectively. The Company did not recognize any material amounts of penalties for the years ended December 31, 2015, 2014 and 2013.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under New York State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Superintendent. New York State law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations excluding realized capital gains and (losses) for the immediately preceding calendar year. The Company paid no shareholder dividends to its parent, JHUSA, in 2015, 2014 and 2013.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2015 and 2014, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA whereby the Company will pay a fee for services received under the agreements which include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. Costs incurred under the agreements were $68 million, $68 million, and $65 million at December 31, 2015, 2014 and 2013, respectively. As of December 31, 2015 and 2014, the Company had amounts payable of $15 million and $16 million, respectively.

The Company has an Administrative Service Agreement with JHIMS and JHA pursuant to which the Company will provide certain administrative and related functional support services as required by JHIMS and JHA in connection with variable contracts issued by the Company which provide for investment in selected portfolios of JHIMA and JHA. For such services, JHIMS and JHA will pay the Company a quarterly fee equal to a percentage of the average daily net assets of the funds attributable to the contracts issued by the Company. The amount earned under the agreement was $17 million and $18 million for the years ended December 31, 2015 and 2014, respectively.

The Company has an Underwriting and Distribution Agreement with John Hancock Distributors, LLC (“JHD”) pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable life and other products issued by the Company. For the years ended December 31, 2015, 2014 and 2013, the Company was billed by JHD for underwriting commissions of $69 million, $72 million, and $68 million, respectively. The Company had amounts payable for services provided of $3 million and $3 million at December 31, 2015 and 2014, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

Other

The Company did not own any shares of the stock of its parent, JHUSA, or its ultimate parent, MFC, at December 31, 2015 and 2014.

The Company is party to the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010 with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”), subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. As of December 31, 2015 and 2014, the Company had a receivable from JHUSA in the amount of $473 million and $611 million, respectively, which is included in amounts due from affiliates in the Balance Sheets.

The Company had receivables from JHIMS relating to distributions of $1 million and $1 million, which were included in investment income due and accrued at December 31, 2015 and 2014, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company also enters into reinsurance transactions with its affiliates. Please refer to the Reinsurance Note for further details.

12. Commitments, Contingencies and Legal Proceedings

Commitments: The Company leases office space under an operating lease agreement, which will expire in April 2017. The future minimum lease payments by year and in the aggregate, under the remaining operating lease are presented below:

Non-cancelable Operating Leases
(in thousands)
2016	$55
2017	20

Total minimum lease payments	$75

The Company does not have any sublease income related to its office space.

The Company has extended commitments to purchase long-term bonds of $7 million, to purchase other invested assets of $537 million, and issue agricultural and commercial mortgages of $0 million at December 31, 2015. Approximately 26% of these commitments expire in 2016.

Contingencies: The Company is subject to insurance guaranty fund laws in the State of New York in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. As of December 31, 2015 and 2014, the amount of the liability held was $0 million and $0 million, respectively, and the Company held a related asset of $6 million and $6 million, respectively, for premium tax credits for Executive Life of New York (“ELNY”).

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and a taxpayer. In addition, the Department, the New York Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Contingencies and Legal Proceedings - (continued)

respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2015
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$105	$-	$-	$105	1%
At book value less current surrender charge of 5% or more	4	-	-	4	0%
At fair value	-	-	7,215	7,215	69%

Total with adjustment or at fair value	109	-	7,215	7,324	70%
At book value without adjustment (minimal or no charge or adjustment)	1,708	-	-	1,708	16%
Not subject to discretionary withdrawal	1,430	-	2	1,432	14%

Total (gross)	3,247	-	7,217	10,464	100%

Reinsurance ceded	1,264	-	-	1,264

Total (net)	$1,983	$-	$7,217	$9,200

	December 31, 2014
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$134	$-	$-	$134	1%
At book value less current surrender charge of 5% or more	11	-	-	11	0%
At fair value	-	-	7,866	7,866	70%

Total with adjustment or at fair value	145	-	7,866	8,011	71%
At book value without adjustment (minimal or no charge or adjustment)	1,746	-	-	1,746	16%
Not subject to discretionary withdrawal	1,469	-	2	1,471	13%

Total (gross)	3,360	-	7,868	11,228	100%

Reinsurance ceded	1,361	-	-	1,361

Total (net)	$1,999	$-	$7,868	$9,867

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guarantee and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with guaranteed minimum income benefit (“GMIB”) rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

All of the Company’s separate account assets were legally insulated at December 31, 2015 and 2014. The assets legally insulated from the general account are attributed to the following products/transactions:

	December 31,
Product/Transaction	2015	2014

	(in millions)
Group Annuities (Deposit Administration)	$4,066	$4,248
Variable Annuities	3,167	3,658
Life and COLI	215	205

Total	$7,448	$8,111

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

As of December 31, 2015 and 2014, the general account of the Company had a maximum guarantee for separate account liabilities of $607 million and $531 million, respectively. To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees are as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

	(in millions)
2015	$18	$2
2014	$19	$5
2013	$20	$5
2012	$21	$4
2011	$20	$5

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2015	2014

	(in millions, except for ages)
Account value	$3,217	$3,719
Amount of reserve held	223	170
Net amount at risk — gross	442	279
Weighted average attained age	68	67

The following assumptions and methodology were used to determine the amounts above at December 31, 2015 and 2014:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2015 and 2014, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2015 and 2014, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in separate accounts with the following characteristics:

	December 31,
	2015	2014

	(in millions)
Type of Fund
Equity	$1,598	$1,821
Balanced	1,379	1,579
Bonds	375	431
Money Market	26	33

Total	$3,378	$3,864

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	December 31,
	2015	2014

	(in millions)
Premiums, deposits and other considerations	$727	$719

Reserves for accounts with assets at:
Fair value	7,410	8,050
Amortized cost	-	-

Total	$7,410	$8,050

	December 31,
	2015	2014

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$-	$-
At book value without fair value adjustments and with current surrender charge of 5% or more	107	104
At fair value	7,263	7,897
At book value without fair value adjustments and with current surrender charge of less than 5%	38	47

Subtotal	7,408	8,048
Not subject to discretionary withdrawal	2	2

Total	$7,410	$8,050

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2015	2014	2013

	(in millions)
Transfers to separate accounts	$934	$884	$748
Transfers from separate accounts	1,403	1,401	1,245

Net transfers to (from) separate accounts	$(469)	$(517)	$(497)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefits

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2015, 2014 and 2013.

401(k) Plan: The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2015, 2014 and 2013.

Other Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan (“the Welfare Plan”), a postretirement and postemployment medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2015, 2014 and 2013.

16. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2015 financial statements through April 5, 2016, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York Separate Account B

December 31, 2015

John Hancock Life Insurance Company of New York Separate Account B

Audited Financial Statements

December  31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company of New York and Contract Owners of John Hancock Life Insurance Company of New York Separate Account B

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company of New York Separate Account B (the Account) comprised of the following sub-accounts,

500 Index Fund B Series NAV	International Core Trust Series NAV
Active Bond Trust Series I	International Equity Index Trust B Series I
Active Bond Trust Series NAV	International Equity Index Trust B Series NAV
All Cap Core Trust Series I	International Growth Stock Trust Series I
All Cap Core Trust Series NAV	International Growth Stock Trust Series NAV
Alpha Opportunities Trust Series I	International Small Company Trust Series I
Alpha Opportunities Trust Series NAV	International Small Company Trust Series NAV
American Asset Allocation Trust Series I	International Value Trust Series I
American Global Growth Trust Series I	International Value Trust Series NAV
American Growth Trust Series I	Investment Quality Bond Trust Series I
American Growth-Income Trust Series I	Investment Quality Bond Trust Series NAV
American International Trust Series I	Lifestyle Aggressive MVP Series I
American New World Trust Series I	Lifestyle Aggressive MVP Series NAV
Blue Chip Growth Trust Series I	Lifestyle Aggressive Trust PS Series NAV
Blue Chip Growth Trust Series NAV	Lifestyle Balanced MVP Series I
Bond Trust Series I	Lifestyle Balanced MVP Series NAV
Bond Trust Series NAV	Lifestyle Balanced Trust PS Series NAV
Capital Appreciation Trust Series I	Lifestyle Conservative MVP Series I
Capital Appreciation Trust Series NAV	Lifestyle Conservative MVP Series NAV
Capital Appreciation Value Trust Series I	Lifestyle Conservative Trust PS Series NAV
Capital Appreciation Value Trust Series NAV	Lifestyle Growth MVP Series I
Core Bond Trust Series I	Lifestyle Growth MVP Series NAV
Core Bond Trust Series NAV	Lifestyle Growth Trust PS Series NAV
Core Strategy Trust Series NAV	Lifestyle Moderate MVP Series I
Emerging Markets Value Trust Series I	Lifestyle Moderate MVP Series NAV
Emerging Markets Value Trust Series NAV	Lifestyle Moderate Trust PS Series NAV
Equity-Income Trust Series I	M Capital Appreciation
Equity-Income Trust Series NAV	M International Equity
Financial Industries Trust Series I	M Large Cap Growth
Financial Industries Trust Series NAV	M Large Cap Value
Franklin Templeton Founding Allocation Trust	Mid Cap Index Trust Series I
Series I	Mid Cap Index Trust Series NAV
Franklin Templeton Founding Allocation Trust	Mid Cap Stock Trust Series I
Series NAV	Mid Cap Stock Trust Series NAV
Fundamental All Cap Core Trust Series I	Mid Value Trust Series I
Fundamental All Cap Core Trust Series NAV	Mid Value Trust Series NAV
Fundamental Large Cap Value Trust Series I	Money Market Trust B Series NAV
Fundamental Large Cap Value Trust Series NAV	Money Market Trust Series I
Global Bond Trust Series I	PIMCO All Asset
Global Bond Trust Series NAV	Real Estate Securities Trust Series I
Global Trust Series I	Real Estate Securities Trust Series NAV
Global Trust Series NAV	Real Return Bond Trust Series I
Health Sciences Trust Series I	Real Return Bond Trust Series NAV
Health Sciences Trust Series NAV	Science & Technology Trust Series I
High Yield Trust Series I	Science & Technology Trust Series NAV
High Yield Trust Series NAV	Short Term Government Income Trust Series I
International Core Trust Series I	Short Term Government Income Trust Series NAV

Small Cap Growth Trust Series I	Strategic Income Opportunities Trust Series NAV
Small Cap Growth Trust Series NAV	Total Bond Market Trust B Series NAV
Small Cap Index Trust Series I	Total Stock Market Index Trust Series I
Small Cap Index Trust Series NAV	Total Stock Market Index Trust Series NAV
Small Cap Opportunities Trust Series I	U.S. Equity Trust Series I
Small Cap Opportunities Trust Series NAV	U.S. Equity Trust Series NAV
Small Cap Value Trust Series I	Ultra Short Term Bond Trust Series NAV
Small Cap Value Trust Series NAV	Utilities Trust Series I
Small Company Value Trust Series I	Utilities Trust Series NAV
Small Company Value Trust Series NAV	Value Trust Series I
Strategic Income Opportunities Trust Series I	Value Trust Series NAV

as of December 31, 2015, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the Fundamental Value Trust Series I, Fundamental Value Trust Series NAV, Natural Resources Trust Series I, Natural Resources Trust Series NAV, Total Return Trust Series I, and Total Return Trust Series II sub-accounts (the “closed sub-accounts”) for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account B at December 31, 2015, the results of their and the closed sub-accounts’ operations, and changes in contract owners’ equity for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 05, 2016

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	500 Index Fund B Series NAV	Active Bond Trust Series I	Active Bond Trust Series NAV	All Cap Core Trust Series I	All Cap Core Trust Series NAV	Alpha Opportunities Trust Series I
Total Assets
Investments at fair value	$10,298,572	$353,989	$953,784	$295,872	$110,970	$40,270

Units outstanding	252,214	16,213	13,404	16,934	5,345	1,749
Unit value	$40.83	$21.83	$71.16	$17.47	$20.76	$23.02

Shares	407,703	37,658	101,466	10,658	3,996	3,681
Cost	$9,379,327	$363,904	$1,013,970	$160,175	$88,162	$41,536

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Alpha Opportunities Trust Series NAV	American Asset Allocation Trust Series I	American Global Growth Trust Series I	American Growth Trust Series I	American Growth- Income Trust Series I	American International Trust Series I
Total Assets
Investments at fair value	$133,255	$2,325,872	$205,200	$2,410,555	$2,405,144	$1,548,034

Units outstanding	5,469	151,239	13,107	100,122	107,187	80,382
Unit value	$24.37	$15.38	$15.66	$24.08	$22.44	$19.26

Shares	12,169	163,679	13,342	99,816	113,665	89,224
Cost	$160,886	$2,211,857	$197,192	$1,809,767	$1,996,701	$1,476,682

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	American New World Trust Series I	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series NAV	Bond Trust Series NAV	Capital Appreciation Trust Series I	Capital Appreciation Trust Series NAV
Total Assets
Investments at fair value	$368,279	$1,140,114	$6,937,952	$254,990	$329,157	$4,175,137

Units outstanding	23,811	43,080	51,058	22,765	11,920	153,988
Unit value	$15.47	$26.47	$135.88	$11.20	$27.61	$27.11

Shares	33,328	35,135	213,804	19,187	23,311	295,480
Cost	$435,571	$921,291	$6,583,970	$264,986	$317,882	$3,751,700

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Capital Appreciation Value Trust Series I	Capital Appreciation Value Trust Series NAV	Core Bond Trust Series I	Core Bond Trust Series NAV	Core Strategy Trust Series NAV	Emerging Markets Value Trust Series I
Total Assets
Investments at fair value	$491	$1,928,472	$788,212	$2,095,406	$7,097,009	$43,449

Units outstanding	27	104,469	38,807	128,405	481,965	3,807
Unit value	$18.19	$18.46	$20.31	$16.32	$14.73	$11.41

Shares	43	168,425	60,585	161,682	503,334	6,172
Cost	$522	$2,066,017	$816,879	$2,165,580	$7,163,359	$51,672

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Emerging Markets Value Trust Series NAV	Equity-Income Trust Series I	Equity-Income Trust Series NAV	Financial Industries Trust Series I	Financial Industries Trust Series NAV	Franklin Templeton Founding Allocation Trust Series I
Total Assets
Investments at fair value	$766,412	$517,201	$4,554,996	$150,249	$491,232	$1,403

Units outstanding	83,589	19,982	106,447	6,525	17,715	103
Unit value	$9.17	$25.88	$42.79	$23.03	$27.73	$13.62

Shares	109,020	32,755	289,390	13,439	44,057	118
Cost	$1,044,975	$546,130	$4,835,292	$158,297	$540,183	$1,541

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Franklin Templeton Founding Allocation Trust Series NAV	Fundamental All Cap Core Trust Series I	Fundamental All Cap Core Trust Series NAV	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series NAV	Global Bond Trust Series I
Total Assets
Investments at fair value	$2,743,208	$4,070	$414,050	$800,782	$2,186,927	$206,605

Units outstanding	200,088	107	18,366	28,553	110,716	9,930
Unit value	$13.71	$38.04	$22.54	$28.05	$19.75	$20.81

Shares	230,522	183	18,484	46,693	127,518	17,509
Cost	$2,731,591	$4,075	$342,934	$821,097	$2,092,221	$217,373

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Global Bond Trust Series NAV	Global Trust Series I	Global Trust Series NAV	Health Sciences Trust Series I	Health Sciences Trust Series NAV	High Yield Trust Series I
Total Assets
Investments at fair value	$945,980	$184,046	$1,072,556	$346,220	$2,419,493	$285,088

Units outstanding	31,823	10,409	66,346	4,449	39,876	13,922
Unit value	$29.73	$17.68	$16.17	$77.82	$60.68	$20.48

Shares	80,509	10,253	59,786	10,847	75,140	59,147
Cost	$1,024,655	$192,784	$1,181,526	$288,791	$2,571,700	$349,217

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	High Yield Trust Series NAV	International Core Trust Series I	International Core Trust Series NAV	International Equity Index Trust B Series I	International Equity Index Trust B Series NAV	International Growth Stock Trust Series I
Total Assets
Investments at fair value	$1,523,913	$148,298	$1,192,368	$216,820	$6,098,770	$155,936

Units outstanding	78,728	10,369	78,392	19,894	142,560	12,846
Unit value	$19.36	$14.30	$15.21	$10.90	$42.78	$12.14

Shares	320,824	15,384	124,076	14,912	419,448	9,801
Cost	$1,877,266	$165,420	$1,332,337	$224,724	$6,879,016	$140,478

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	International Growth Stock Trust Series NAV	International Small Company Trust Series I	International Small Company Trust Series NAV	International Value Trust Series I	International Value Trust Series NAV	Investment Quality Bond Trust Series I
Total Assets
Investments at fair value	$493,073	$35,173	$985,007	$214,585	$575,877	$235,643

Units outstanding	40,566	2,331	65,075	9,720	40,415	10,299
Unit value	$12.15	$15.09	$15.14	$22.08	$14.25	$22.88

Shares	30,991	2,904	81,338	18,940	51,189	21,738
Cost	$476,344	$28,776	$951,646	$233,801	$660,565	$255,561

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Investment Quality Bond Trust Series NAV	Lifestyle Aggressive MVP Series I	Lifestyle Aggressive MVP Series NAV	Lifestyle Aggressive Trust PS Series NAV	Lifestyle Balanced MVP Series I	Lifestyle Balanced MVP Series NAV
Total Assets
Investments at fair value	$253,246	$421,227	$11,834,302	$555	$4,906,790	$33,314,486

Units outstanding	15,952	21,905	672,648	52	214,521	1,938,907
Unit value	$15.88	$19.23	$17.59	$10.67	$22.87	$17.18

Shares	23,427	42,505	1,192,974	45	400,882	2,717,332
Cost	$271,829	$386,561	$11,048,658	$592	$4,892,992	$34,699,371

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Lifestyle Balanced Trust PS Series NAV	Lifestyle Conservative MVP Series I	Lifestyle Conservative MVP Series NAV	Lifestyle Conservative Trust PS Series NAV	Lifestyle Growth MVP Series I	Lifestyle Growth MVP Series NAV
Total Assets
Investments at fair value	$599,913	$134,801	$2,959,531	$74,656	$2,115,620	$31,596,815

Units outstanding	55,915	5,838	180,111	7,037	101,399	1,836,989
Unit value	$10.73	$23.09	$16.43	$10.61	$20.86	$17.20

Shares	44,176	12,101	264,953	5,810	160,517	2,395,513
Cost	$634,206	$146,017	$3,329,491	$79,203	$1,946,398	$29,896,677

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Lifestyle Growth Trust PS Series NAV	Lifestyle Moderate MVP Series I	Lifestyle Moderate MVP Series NAV	Lifestyle Moderate Trust PS Series NAV	M Capital Appreciation (a)	M International Equity (a)
Total Assets
Investments at fair value	$785,534	$880,170	$7,592,273	$399,046	$308,808	$415,323

Units outstanding	72,693	38,099	443,290	37,318	3,886	13,083
Unit value	$10.81	$23.10	$17.13	$10.69	$79.47	$31.75

Shares	55,203	75,100	647,253	29,869	12,279	36,885
Cost	$826,710	$879,389	$8,368,203	$421,757	$370,273	$458,274

(a)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	M Large Cap Growth (a)	M Large Cap Value (a)	Mid Cap Index Trust Series I	Mid Cap Index Trust Series NAV	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series NAV
Total Assets
Investments at fair value	$554,697	$628,166	$288,521	$3,173,722	$346,916	$1,206,162

Units outstanding	10,258	26,512	7,039	118,005	9,946	15,878
Unit value	$54.07	$23.69	$40.99	$26.89	$34.88	$75.96

Shares	25,609	52,478	14,683	161,513	22,869	78,731
Cost	$609,915	$714,004	$269,296	$3,208,465	$343,656	$1,321,991

(a)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Mid Value Trust Series I	Mid Value Trust Series NAV	Money Market Trust B Series NAV	Money Market Trust Series I	PIMCO All Asset (a)	Real Estate Securities Trust Series I
Total Assets
Investments at fair value	$219,442	$649,332	$5,198,464	$2,285,043	$2,145,566	$694,607

Units outstanding	8,746	16,842	299,165	169,766	149,323	13,486
Unit value	$25.09	$38.55	$17.38	$13.46	$14.37	$51.51

Shares	20,470	60,856	5,198,464	2,285,043	231,953	38,440
Cost	$247,136	$705,086	$5,198,464	$2,285,043	$2,638,574	$472,704

(a)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Real Estate Securities Trust Series NAV	Real Return Bond Trust Series I	Real Return Bond Trust Series NAV	Science & Technology Trust Series I	Science & Technology Trust Series NAV	Short Term Government Income Trust Series I
Total Assets
Investments at fair value	$2,280,348	$52,649	$995,839	$271,611	$877,224	$299,218

Units outstanding	15,969	2,503	68,685	15,809	30,584	27,986
Unit value	$142.80	$21.03	$14.50	$17.18	$28.68	$10.69

Shares	126,898	4,826	92,636	11,422	36,612	24,426
Cost	$1,801,093	$55,654	$1,136,499	$223,244	$832,393	$313,706

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Short Term Government Income Trust Series NAV	Small Cap Growth Trust Series I	Small Cap Growth Trust Series NAV	Small Cap Index Trust Series I	Small Cap Index Trust Series NAV	Small Cap Opportunities Trust Series I
Total Assets
Investments at fair value	$549,485	$85,364	$1,101,968	$114,711	$2,527,808	$112,855

Units outstanding	51,243	3,388	36,855	3,696	102,059	3,016
Unit value	$10.72	$25.20	$29.90	$31.04	$24.77	$37.42

Shares	44,856	9,915	126,809	8,638	190,204	3,924
Cost	$569,119	$108,438	$1,414,382	$105,665	$2,619,159	$124,762

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Small Cap Opportunities Trust Series NAV	Small Cap Value Trust Series I	Small Cap Value Trust Series NAV	Small Company Value Trust Series I	Small Company Value Trust Series NAV	Strategic Income Opportunities Trust Series I
Total Assets
Investments at fair value	$1,246,801	$55,800	$1,098,190	$173,468	$1,036,639	$209,604

Units outstanding	67,624	2,300	16,083	4,602	48,089	8,019
Unit value	$18.44	$24.26	$68.28	$37.69	$21.56	$26.14

Shares	43,549	2,749	54,232	8,814	52,782	16,037
Cost	$1,275,721	$63,861	$1,186,450	$171,411	$1,134,050	$211,670

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Strategic Income Opportunities Trust Series NAV	Total Bond Market Trust B Series NAV	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series NAV	U.S. Equity Trust Series I	U.S. Equity Trust Series NAV
Total Assets
Investments at fair value	$2,527,487	$622,562	$117,346	$2,747,338	$21,014	$697,270

Units outstanding	130,343	26,275	4,932	34,645	1,428	47,322
Unit value	$19.39	$23.69	$23.79	$79.30	$14.72	$14.73
Shares	193,974	61,640	6,664	156,010	1,100	36,487
Cost	$2,575,276	$644,791	$86,170	$2,608,042	$16,773	$555,527

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Ultra Short Term Bond Trust Series NAV	Utilities Trust Series I	Utilities Trust Series NAV	Value Trust Series I	Value Trust Series NAV
Total Assets
Investments at fair value	$102,628	$96,954	$920,751	$217,906	$792,056

Units outstanding	10,190	3,048	36,163	6,024	31,997
Unit value	$10.07	$31.81	$25.46	$36.17	$24.75

Shares	8,817	8,046	76,538	10,809	39,347
Cost	$105,090	$111,381	$1,057,835	$192,623	$889,548

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund B Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$172,824	$123,209	$17,899	$12,402	$48,429	$22,119
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	172,824	123,209	17,899	12,402	48,429	22,119

Realized gains (losses) on investments:
Capital gain distributions received	92,908	103,678	—	—	—	—
Net realized gain (loss)	438,454	625,486	1,891	338	(1,333)	(2,964)

Realized gains (losses)	531,362	729,164	1,891	338	(1,333)	(2,964)

Unrealized appreciation (depreciation) during the period	(609,394)	61,669	(18,745)	8,828	(51,322)	22,010

Net increase (decrease) in contract owners’ equity from operations	94,792	914,042	1,045	21,568	(4,226)	41,165

Changes from principal transactions:
Purchase payments	808,612	619,260	19,493	13,319	82,828	38,277
Transfers between sub-accounts and the company	2,706,126	441,822	(45,783)	57,793	265,343	(46,393)
Transfers on general account policy loans	(552,297)	(66,432)	(239)	250	(12,317)	(108)
Withdrawals	(476,576)	(42,378)	1	4	(1,819)	(13,944)
Annual contract fee	(518,400)	(394,115)	(14,871)	(13,642)	(28,768)	(20,060)

Net increase (decrease) in contract owners’ equity from principal transactions	1,967,465	558,157	(41,399)	57,724	305,267	(42,228)

Total increase (decrease) in contract owners’ equity	2,062,257	1,472,199	(40,354)	79,292	301,041	(1,063)
Contract owners’ equity at beginning of period	8,236,315	6,764,116	394,343	315,051	652,743	653,806

Contract owners’ equity at end of period	$10,298,572	$8,236,315	$353,989	$394,343	$953,784	$652,743

	2015	2014	2015	2014	2015	2014
Units, beginning of period	207,187	193,212	18,091	15,438	9,184	9,840
Units issued	115,763	71,834	1,319	3,298	6,217	4,194
Units redeemed	(70,736)	(57,859)	(3,197)	(645)	(1,997)	(4,850)

Units, end of period	252,214	207,187	16,213	18,091	13,404	9,184

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Core Trust Series I		All Cap Core Trust Series NAV		Alpha Opportunities Trust Series I
	2015	2014	2015	2014	2015	2014 (a)
Income:
Dividend distributions received	$2,886	$2,790	$1,099	$904	$53	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,886	2,790	1,099	904	53	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	2,448	1
Net realized gain (loss)	4,483	11,296	8,299	4,051	(2,726)	2,551

Realized gains (losses)	4,483	11,296	8,299	4,051	(278)	2,552

Unrealized appreciation (depreciation) during the period	388	13,803	(7,141)	3,294	(1,266)	—

Net increase (decrease) in contract owners’ equity from operations	7,757	27,889	2,257	8,249	(1,491)	2,552

Changes from principal transactions:
Purchase payments	9,648	8,917	19,031	15,996	3,700	3,700
Transfers between sub-accounts and the company	(2,055)	(305)	13,966	302	38,168	(5,544)
Transfers on general account policy loans	—	(29,627)	(8,881)	(4,115)	—	—
Withdrawals	(1)	(20)	155	93	—	—
Annual contract fee	(11,979)	(13,172)	(10,018)	(8,811)	(107)	(708)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,387)	(34,207)	14,253	3,465	41,761	(2,552)

Total increase (decrease) in contract owners’ equity	3,370	(6,318)	16,510	11,714	40,270	—
Contract owners’ equity at beginning of period	292,502	298,820	94,460	82,746	—	—

Contract owners’ equity at end of period	$295,872	$292,502	$110,970	$94,460	$40,270	$—

	2015	2014	2015	2014	2015	2014
Units, beginning of period	17,175	19,238	4,670	4,488	—	—
Units issued	469	450	1,566	772	2,135	1,761
Units redeemed	(710)	(2,513)	(891)	(590)	(386)	(1,761)

Units, end of period	16,934	17,175	5,345	4,670	1,749	—

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Alpha Opportunities Trust Series NAV		American Asset Allocation Trust Series I		American Global Growth Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$967	$683	$49,142	$31,520	$3,303	$1,058
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	967	683	49,142	31,520	3,303	1,058

Realized gains (losses) on investments:
Capital gain distributions received	24,999	23,079	180,653	—	10,746	—
Net realized gain (loss)	(4,708)	1,305	39,972	33,119	4,715	3,017

Realized gains (losses)	20,291	24,384	220,625	33,119	15,461	3,017

Unrealized appreciation (depreciation) during the period	(21,254)	(17,229)	(244,480)	20,201	(9,565)	(1,395)

Net increase (decrease) in contract owners’ equity from operations	4	7,838	25,287	84,840	9,199	2,680

Changes from principal transactions:
Purchase payments	11,518	11,874	274,307	236,599	17,782	23,691
Transfers between sub-accounts and the company	5,301	15,876	79,202	393,860	61,124	33,389
Transfers on general account policy loans	—	—	(3,892)	(66)	—	—
Withdrawals	(41)	19	(8,316)	(6,112)	6	(274)
Annual contract fee	(7,214)	(5,400)	(141,660)	(114,470)	(13,684)	(10,533)

Net increase (decrease) in contract owners’ equity from principal transactions	9,564	22,369	199,641	509,811	65,228	46,273

Total increase (decrease) in contract owners’ equity	9,568	30,207	224,928	594,651	74,427	48,953
Contract owners’ equity at beginning of period	123,687	93,480	2,100,944	1,506,293	130,773	81,820

Contract owners’ equity at end of period	$133,255	$123,687	$2,325,872	$2,100,944	$205,200	$130,773

	2015	2014	2015	2014	2015	2014
Units, beginning of period	5,074	4,146	138,059	103,978	8,908	5,682
Units issued	1,392	1,741	22,137	40,911	5,658	3,866
Units redeemed	(997)	(813)	(8,957)	(6,830)	(1,459)	(640)

Units, end of period	5,469	5,074	151,239	138,059	13,107	8,908

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth Trust Series I		American Growth-Income Trust Series I		American International Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$6,036	$18,536	$33,223	$26,611	$18,774	$13,433
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	6,036	18,536	33,223	26,611	18,774	13,433

Realized gains (losses) on investments:
Capital gain distributions received	124,572	—	268,751	(1)	—	—
Net realized gain (loss)	106,579	260,489	347,694	141,487	30,578	96,010

Realized gains (losses)	231,151	260,489	616,445	141,486	30,578	96,010

Unrealized appreciation (depreciation) during the period	(88,770)	(104,422)	(587,637)	107,983	(106,853)	(156,926)

Net increase (decrease) in contract owners’ equity from operations	148,417	174,603	62,031	276,080	(57,501)	(47,483)

Changes from principal transactions:
Purchase payments	185,299	186,592	168,971	161,301	97,720	151,151
Transfers between sub-accounts and the company	(4,952)	(320,000)	(629,698)	(62,972)	311,643	(449,838)
Transfers on general account policy loans	(27,088)	(4,470)	(50,325)	(13,831)	(14,274)	(3,459)
Withdrawals	(42,690)	(122,987)	(12,011)	(27,861)	(21,681)	(37,995)
Annual contract fee	(129,351)	(132,314)	(136,213)	(128,441)	(48,676)	(54,245)

Net increase (decrease) in contract owners’ equity from principal transactions	(18,782)	(393,179)	(659,276)	(71,804)	324,732	(394,386)

Total increase (decrease) in contract owners’ equity	129,635	(218,576)	(597,245)	204,276	267,231	(441,869)
Contract owners’ equity at beginning of period	2,280,920	2,499,496	3,002,389	2,798,113	1,280,803	1,722,672

Contract owners’ equity at end of period	$2,410,555	$2,280,920	$2,405,144	$3,002,389	$1,548,034	$1,280,803

	2015	2014	2015	2014	2015	2014
Units, beginning of period	100,699	117,101	138,267	142,084	62,089	82,095
Units issued	8,899	11,315	12,467	15,002	25,141	10,624
Units redeemed	(9,476)	(27,717)	(43,547)	(18,819)	(6,848)	(30,630)

Units, end of period	100,122	100,699	107,187	138,267	80,382	62,089

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American New World Trust Series I		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$6,106	$3,073	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	6,106	3,073	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	39,482	9,885	200,413	44,117	1,170,424	133,015
Net realized gain (loss)	(666)	2,984	100,365	96,311	161,087	131,451

Realized gains (losses)	38,816	12,869	300,778	140,428	1,331,511	264,466

Unrealized appreciation (depreciation) during the period	(58,731)	(48,312)	(185,138)	(41,008)	(868,872)	30,019

Net increase (decrease) in contract owners’ equity from operations	(13,809)	(32,370)	115,640	99,420	462,639	294,485

Changes from principal transactions:
Purchase payments	36,633	27,956	52,241	45,552	273,105	233,199
Transfers between sub-accounts and the company	14,777	28,122	76,534	35,055	2,906,439	501,749
Transfers on general account policy loans	(2,443)	(1,203)	6,857	(57,884)	(45,744)	(17,522)
Withdrawals	(1,969)	35	(112,917)	(452)	(10,299)	(64,341)
Annual contract fee	(16,035)	(16,749)	(64,769)	(56,731)	(224,571)	(166,765)

Net increase (decrease) in contract owners’ equity from principal transactions	30,963	38,161	(42,054)	(34,460)	2,898,930	486,320

Total increase (decrease) in contract owners’ equity	17,154	5,791	73,586	64,960	3,361,569	780,805
Contract owners’ equity at beginning of period	351,125	345,334	1,066,528	1,001,568	3,576,383	2,795,578

Contract owners’ equity at end of period	$368,279	$351,125	$1,140,114	$1,066,528	$6,937,952	$3,576,383

	2015	2014	2015	2014	2015	2014
Units, beginning of period	21,872	19,745	44,757	45,844	29,248	24,946
Units issued	4,459	4,759	4,499	5,706	24,841	7,335
Units redeemed	(2,520)	(2,632)	(6,176)	(6,793)	(3,031)	(3,033)

Units, end of period	23,811	21,872	43,080	44,757	51,058	29,248

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Bond Trust Series I		Bond Trust Series NAV		Capital Appreciation Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$622	$7,601	$11,992	$—	$161
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	622	7,601	11,992	—	161

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	56,428	37,034
Net realized gain (loss)	(16)	299	4,812	(59)	34,047	33,758

Realized gains (losses)	(16)	299	4,812	(59)	90,475	70,792

Unrealized appreciation (depreciation) during the period	123	(120)	(9,463)	7,625	(50,228)	(38,401)

Net increase (decrease) in contract owners’ equity from operations	107	801	2,950	19,558	40,247	32,552

Changes from principal transactions:
Purchase payments	1,850	3,700	28,783	23,210	26,020	26,750
Transfers between sub-accounts and the company	(25,431)	19,843	(215,110)	242,412	(45,222)	(4,632)
Transfers on general account policy loans	—	—	(81)	(1,476)	159	(25,299)
Withdrawals	—	—	(295)	(200)	(18,658)	(305)
Annual contract fee	(185)	(685)	(14,121)	(15,199)	(22,670)	(22,954)

Net increase (decrease) in contract owners’ equity from principal transactions	(23,766)	22,858	(200,824)	248,747	(60,371)	(26,440)

Total increase (decrease) in contract owners’ equity	(23,659)	23,659	(197,874)	268,305	(20,124)	6,112
Contract owners’ equity at beginning of period	23,659	—	452,864	184,559	349,281	343,169

Contract owners’ equity at end of period	$—	$23,659	$254,990	$452,864	$329,157	$349,281

	2015	2014	2015	2014	2015	2014
Units, beginning of period	2,121	—	40,550	17,449	14,098	15,188
Units issued	164	5,296	3,706	24,289	1,494	2,381
Units redeemed	(2,285)	(3,175)	(21,491)	(1,188)	(3,672)	(3,471)

Units, end of period	—	2,121	22,765	40,550	11,920	14,098

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series NAV		Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV
	2015	2014	2015	2014 (a)	2015	2014
Income:
Dividend distributions received	$1,011	$3,561	$6	$5	$22,408	$21,164
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,011	3,561	6	5	22,408	21,164

Realized gains (losses) on investments:
Capital gain distributions received	708,732	462,114	68	—	249,090	145,208
Net realized gain (loss)	260,050	287,272	—	—	3,390	13,206

Realized gains (losses)	968,782	749,386	68	—	252,480	158,414

Unrealized appreciation (depreciation) during the period	(454,353)	(335,940)	(48)	17	(189,187)	(28,242)

Net increase (decrease) in contract owners’ equity from operations	515,440	417,007	26	22	85,701	151,336

Changes from principal transactions:
Purchase payments	80,986	42,489	—	—	242,658	186,471
Transfers between sub-accounts and the company	(91,500)	(55,478)	—	500	162,848	186,969
Transfers on general account policy loans	(2,712)	(1,853)	—	—	(9,425)	(6,170)
Withdrawals	(636,244)	(678,921)	—	—	(12,327)	(252)
Annual contract fee	(107,890)	(103,783)	(45)	(12)	(102,883)	(66,467)

Net increase (decrease) in contract owners’ equity from principal transactions	(757,360)	(797,546)	(45)	488	280,871	300,551

Total increase (decrease) in contract owners’ equity	(241,920)	(380,539)	(19)	510	366,572	451,887
Contract owners’ equity at beginning of period	4,417,057	4,797,596	510	—	1,561,900	1,110,013

Contract owners’ equity at end of period	$4,175,137	$4,417,057	$491	$510	$1,928,472	$1,561,900

	2015	2014	2015	2014	2015	2014
Units, beginning of period	181,609	216,360	29	—	89,066	71,132
Units issued	3,272	9,213	—	30	20,540	33,391
Units redeemed	(30,893)	(43,964)	(2)	(1)	(5,137)	(15,457)

Units, end of period	153,988	181,609	27	29	104,469	89,066

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series I		Core Bond Trust Series NAV		Core Strategy Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$13,595	$4,091	$36,091	$12,261	$167,119	$161,981
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	13,595	4,091	36,091	12,261	167,119	161,981

Realized gains (losses) on investments:
Capital gain distributions received	1,802	—	4,641	—	238,129	20,736
Net realized gain (loss)	6,732	174	(8,605)	(16,842)	59,368	43,540

Realized gains (losses)	8,534	174	(3,964)	(16,842)	297,497	64,276

Unrealized appreciation (depreciation) during the period	(33,789)	3,736	(56,738)	30,424	(479,422)	136,963

Net increase (decrease) in contract owners’ equity from operations	(11,660)	8,001	(24,611)	25,843	(14,806)	363,220

Changes from principal transactions:
Purchase payments	15,815	—	196,056	55,882	766,431	722,752
Transfers between sub-accounts and the company	709,243	—	1,618,096	(127,510)	322,586	399,283
Transfers on general account policy loans	(670)	—	(40,786)	(2,176)	7,607	(62,804)
Withdrawals	(36,136)	—	(5,705)	(170)	(140,559)	(14,677)
Annual contract fee	(29,699)	(2,402)	(85,135)	(17,840)	(464,205)	(424,759)

Net increase (decrease) in contract owners’ equity from principal transactions	658,553	(2,402)	1,682,526	(91,814)	491,860	619,795

Total increase (decrease) in contract owners’ equity	646,893	5,599	1,657,915	(65,971)	477,054	983,015
Contract owners’ equity at beginning of period	141,319	135,720	437,491	503,462	6,619,955	5,636,940

Contract owners’ equity at end of period	$788,212	$141,319	$2,095,406	$437,491	$7,097,009	$6,619,955

	2015	2014	2015	2014	2015	2014
Units, beginning of period	6,979	7,101	26,904	32,822	449,310	406,113
Units issued	36,219	—	113,771	9,889	67,048	72,097
Units redeemed	(4,391)	(122)	(12,270)	(15,807)	(34,393)	(28,900)

Units, end of period	38,807	6,979	128,405	26,904	481,965	449,310

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Emerging Markets Value Trust Series I		Emerging Markets Value Trust Series NAV		Equity-Income Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$458	$110	$26,420	$53,585	$10,669	$12,471
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	458	110	26,420	53,585	10,669	12,471

Realized gains (losses) on investments:
Capital gain distributions received	—	205	—	95,800	49,586	59,389
Net realized gain (loss)	(363)	(64)	(607,698)	(225,154)	28,768	84,749

Realized gains (losses)	(363)	141	(607,698)	(129,354)	78,354	144,138

Unrealized appreciation (depreciation) during the period	(6,702)	(561)	423,612	(43,971)	(126,439)	(103,754)

Net increase (decrease) in contract owners’ equity from operations	(6,607)	(310)	(157,666)	(119,740)	(37,416)	52,855

Changes from principal transactions:
Purchase payments	—	—	82,499	132,482	37,515	38,668
Transfers between sub-accounts and the company	45,376	115	(1,516,194)	(33,272)	(16,561)	(153,171)
Transfers on general account policy loans	—	—	(18,139)	(3,629)	799	(23,291)
Withdrawals	(228)	—	(146,160)	(254,294)	(47,057)	(42,047)
Annual contract fee	(586)	(370)	(67,994)	(87,260)	(49,973)	(49,235)

Net increase (decrease) in contract owners’ equity from principal transactions	44,562	(255)	(1,665,988)	(245,973)	(75,277)	(229,076)

Total increase (decrease) in contract owners’ equity	37,955	(565)	(1,823,654)	(365,713)	(112,693)	(176,221)
Contract owners’ equity at beginning of period	5,494	6,059	2,590,066	2,955,779	629,894	806,115

Contract owners’ equity at end of period	$43,449	$5,494	$766,412	$2,590,066	$517,201	$629,894

	2015	2014	2015	2014	2015	2014
Units, beginning of period	390	406	228,695	246,988	22,695	31,214
Units issued	3,486	6	21,894	21,300	2,542	2,059
Units redeemed	(69)	(22)	(167,000)	(39,593)	(5,255)	(10,578)

Units, end of period	3,807	390	83,589	228,695	19,982	22,695

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity-Income Trust Series NAV		Financial Industries Trust Series I		Financial Industries Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$95,375	$123,940	$1,665	$1,000	$5,352	$3,552
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	95,375	123,940	1,665	1,000	5,352	3,552

Realized gains (losses) on investments:
Capital gain distributions received	426,663	554,375	53,533	—	150,035	—
Net realized gain (loss)	649,549	375,182	(1,167)	(1,609)	11,892	22,639

Realized gains (losses)	1,076,212	929,557	52,366	(1,609)	161,927	22,639

Unrealized appreciation (depreciation) during the period	(1,462,004)	(530,629)	(58,252)	12,573	(179,260)	12,133

Net increase (decrease) in contract owners’ equity from operations	(290,417)	522,868	(4,221)	11,964	(11,981)	38,324

Changes from principal transactions:
Purchase payments	262,617	234,739	5,218	398	43,996	44,953
Transfers between sub-accounts and the company	(1,628,733)	1,956	12,561	(166)	17,119	5,419
Transfers on general account policy loans	(19,677)	(7,601)	1	(8,876)	(2,311)	(5,678)
Withdrawals	(287,924)	(741,758)	39	52	(4,072)	(2,390)
Annual contract fee	(196,223)	(216,239)	(4,645)	(4,169)	(39,490)	(40,057)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,869,940)	(728,903)	13,174	(12,761)	15,242	2,247

Total increase (decrease) in contract owners’ equity	(2,160,357)	(206,035)	8,953	(797)	3,261	40,571
Contract owners’ equity at beginning of period	6,715,353	6,921,388	141,296	142,093	487,971	447,400

Contract owners’ equity at end of period	$4,554,996	$6,715,353	$150,249	$141,296	$491,232	$487,971

	2015	2014	2015	2014	2015	2014
Units, beginning of period	146,478	162,367	5,974	6,527	17,143	17,076
Units issued	24,155	13,077	2,256	5	2,016	2,379
Units redeemed	(64,186)	(28,966)	(1,705)	(558)	(1,444)	(2,312)

Units, end of period	106,447	146,478	6,525	5,974	17,715	17,143

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Franklin Templeton Founding Allocation Trust Series I		Franklin Templeton Founding Allocation Trust Series NAV		Fundamental All Cap Core Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$41	$60	$81,908	$78,974	$—	$150
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	41	60	81,908	78,974	—	150

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	177	—
Net realized gain (loss)	(2)	14	19,631	27,684	7,077	214

Realized gains (losses)	(2)	14	19,631	27,684	7,254	214

Unrealized appreciation (depreciation) during the period	(126)	(5)	(260,200)	(52,475)	(4,121)	3,056

Net increase (decrease) in contract owners’ equity from operations	(87)	69	(158,661)	54,183	3,133	3,420

Changes from principal transactions:
Purchase payments	—	—	369,775	325,985	2,149	2,149
Transfers between sub-accounts and the company	35	46	238,225	296,711	(37,904)	149
Transfers on general account policy loans	—	—	(5,783)	(2,054)	(26)	(22)
Withdrawals	—	—	(6,229)	(1,222)	7	1
Annual contract fee	(421)	(395)	(143,990)	(114,526)	(1,876)	(2,225)

Net increase (decrease) in contract owners’ equity from principal transactions	(386)	(349)	451,998	504,894	(37,650)	52

Total increase (decrease) in contract owners’ equity	(473)	(280)	293,337	559,077	(34,517)	3,472
Contract owners’ equity at beginning of period	1,876	2,156	2,449,871	1,890,794	38,587	35,115

Contract owners’ equity at end of period	$1,403	$1,876	$2,743,208	$2,449,871	$4,070	$38,587

	2015	2014	2015	2014	2015	2014
Units, beginning of period	129	153	168,405	133,949	1,058	1,057
Units issued	1	2	41,002	42,102	57	67
Units redeemed	(27)	(26)	(9,319)	(7,646)	(1,008)	(66)

Units, end of period	103	129	200,088	168,405	107	1,058

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental All Cap Core Trust Series NAV		Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$1,547	$8,807	$4,813	$26,140	$14,079
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	1,547	8,807	4,813	26,140	14,079

Realized gains (losses) on investments:
Capital gain distributions received	15,961	—	—	—	—	1
Net realized gain (loss)	24,829	65,758	17,528	7,017	60,152	29,119

Realized gains (losses)	40,790	65,758	17,528	7,017	60,152	29,120

Unrealized appreciation (depreciation) during the period	(23,793)	(35,546)	(37,972)	13,953	(104,810)	121,633

Net increase (decrease) in contract owners’ equity from operations	16,997	31,759	(11,637)	25,783	(18,518)	164,832

Changes from principal transactions:
Purchase payments	55,444	26,528	49,088	15,981	237,676	201,476
Transfers between sub-accounts and the company	39,405	(185,747)	(19,775)	752,921	284,671	575,315
Transfers on general account policy loans	(4,814)	(1,002)	(2,410)	(17,765)	(3,154)	(1,347)
Withdrawals	(14,964)	(18,205)	(57,275)	166	(292,765)	(6,341)
Annual contract fee	(30,220)	(32,119)	(57,400)	(12,021)	(126,029)	(81,371)

Net increase (decrease) in contract owners’ equity from principal transactions	44,851	(210,545)	(87,772)	739,282	100,399	687,732

Total increase (decrease) in contract owners’ equity	61,848	(178,786)	(99,409)	765,065	81,881	852,564
Contract owners’ equity at beginning of period	352,202	530,988	900,191	135,126	2,105,046	1,252,482

Contract owners’ equity at end of period	$414,050	$352,202	$800,782	$900,191	$2,186,927	$2,105,046

	2015	2014	2015	2014	2015	2014
Units, beginning of period	16,262	26,920	31,741	5,270	105,440	69,426
Units issued	5,411	3,652	3,819	28,601	38,877	48,249
Units redeemed	(3,307)	(14,310)	(7,007)	(2,130)	(33,601)	(12,235)

Units, end of period	18,366	16,262	28,553	31,741	110,716	105,440

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Value Trust Series I		Fundamental Value Trust Series NAV		Global Bond Trust Series I
	2015	2014 (b)	2015	2014 (b)	2015	2014
Income:
Dividend distributions received	$—	$10,487	$—	$4,930	$5,258	$1,738
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	10,487	—	4,930	5,258	1,738

Realized gains (losses) on investments:
Capital gain distributions received	—	147,204	—	67,537	—	—
Net realized gain (loss)	—	122,750	—	29,649	1,434	745

Realized gains (losses)	—	269,954	—	97,186	1,434	745

Unrealized appreciation (depreciation) during the period	—	(237,552)	—	(83,333)	(13,527)	1,276

Net increase (decrease) in contract owners’ equity from operations	—	42,889	—	18,783	(6,835)	3,759

Changes from principal transactions:
Purchase payments	—	38,695	—	29,459	7,829	9,997
Transfers between sub-accounts and the company	—	(651,803)	—	(293,777)	36,038	872
Transfers on general account policy loans	—	(1,391)	—	(548)	—	—
Withdrawals	—	(2,552)	—	(14,186)	(5,262)	(85)
Annual contract fee	—	(43,480)	—	(29,453)	(5,184)	(4,756)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(660,531)	—	(308,505)	33,421	6,028

Total increase (decrease) in contract owners’ equity	—	(617,642)	—	(289,722)	26,586	9,787
Contract owners’ equity at beginning of period	—	617,642	—	289,722	180,019	170,232

Contract owners’ equity at end of period	$—	$—	$—	$—	$206,605	$180,019

	2015	2014	2015	2014	2015	2014
Units, beginning of period	—	25,342	—	16,602	8,349	8,075
Units issued	—	1,161	—	2,023	2,085	464
Units redeemed	—	(26,503)	—	(18,625)	(504)	(190)

Units, end of period	—	—	—	—	9,930	8,349

(b)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Global Bond Trust Series NAV		Global Trust Series I		Global Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$27,140	$10,281	$3,881	$4,636	$23,097	$22,486
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	27,140	10,281	3,881	4,636	23,097	22,486

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	1	—
Net realized gain (loss)	(7,022)	(2,554)	9,922	6,369	2,327	8,062

Realized gains (losses)	(7,022)	(2,554)	9,922	6,369	2,328	8,062

Unrealized appreciation (depreciation) during the period	(54,777)	13,030	(26,831)	(13,811)	(102,993)	(40,622)

Net increase (decrease) in contract owners’ equity from operations	(34,659)	20,757	(13,028)	(2,806)	(77,568)	(10,074)

Changes from principal transactions:
Purchase payments	89,832	93,650	9,684	1,328	153,988	41,066
Transfers between sub-accounts and the company	(61,047)	57,853	(7,431)	120,620	(50,050)	1,033,165
Transfers on general account policy loans	(4,307)	(1,670)	(4,229)	(623)	(10,716)	(6,068)
Withdrawals	(5,271)	(13,485)	(7,114)	—	(14,544)	(389)
Annual contract fee	(59,123)	(57,865)	(9,663)	(6,010)	(93,132)	(23,324)

Net increase (decrease) in contract owners’ equity from principal transactions	(39,916)	78,483	(18,753)	115,315	(14,454)	1,044,450

Total increase (decrease) in contract owners’ equity	(74,575)	99,240	(31,781)	112,509	(92,022)	1,034,376
Contract owners’ equity at beginning of period	1,020,555	921,315	215,827	103,318	1,164,578	130,202

Contract owners’ equity at end of period	$945,980	$1,020,555	$184,046	$215,827	$1,072,556	$1,164,578

	2015	2014	2015	2014	2015	2014
Units, beginning of period	33,128	30,630	11,423	5,326	67,475	7,354
Units issued	4,294	8,228	571	7,666	11,185	61,500
Units redeemed	(5,599)	(5,730)	(1,585)	(1,569)	(12,314)	(1,379)

Units, end of period	31,823	33,128	10,409	11,423	66,346	67,475

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series I		Health Sciences Trust Series NAV		High Yield Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$—	$—	$—	$21,825	$21,438
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	—	—	21,825	21,438

Realized gains (losses) on investments:
Capital gain distributions received	57,614	42,319	352,006	106,821	—	—
Net realized gain (loss)	77,657	18,858	80,659	133,077	(19,563)	(3,013)

Realized gains (losses)	135,271	61,177	432,665	239,898	(19,563)	(3,013)

Unrealized appreciation (depreciation) during the period	(86,335)	27,141	(350,893)	(10,437)	(27,478)	(20,025)

Net increase (decrease) in contract owners’ equity from operations	48,936	88,318	81,772	229,461	(25,216)	(1,600)

Changes from principal transactions:
Purchase payments	8,697	4,322	160,649	76,862	10,661	15,843
Transfers between sub-accounts and the company	(16,431)	(9,601)	1,471,685	(95,275)	5,566	75,765
Transfers on general account policy loans	1,013	(9,150)	(3,504)	(4,516)	—	—
Withdrawals	(27,700)	(35)	(134,934)	(7,790)	(6,663)	(972)
Annual contract fee	(17,362)	(17,483)	(121,399)	(66,185)	(8,388)	(9,462)

Net increase (decrease) in contract owners’ equity from principal transactions	(51,783)	(31,947)	1,372,497	(96,904)	1,176	81,174

Total increase (decrease) in contract owners’ equity	(2,847)	56,371	1,454,269	132,557	(24,040)	79,574
Contract owners’ equity at beginning of period	349,067	292,696	965,224	832,667	309,128	229,554

Contract owners’ equity at end of period	$346,220	$349,067	$2,419,493	$965,224	$285,088	$309,128

	2015	2014	2015	2014	2015	2014
Units, beginning of period	5,055	5,588	17,937	20,402	13,840	10,287
Units issued	895	74	26,779	5,426	2,674	3,859
Units redeemed	(1,501)	(607)	(4,840)	(7,891)	(2,592)	(306)

Units, end of period	4,449	5,055	39,876	17,937	13,922	13,840

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series NAV		International Core Trust Series I		International Core Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$127,870	$115,527	$4,727	$5,010	$38,725	$27,012
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	127,870	115,527	4,727	5,010	38,725	27,012

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(33,378)	(3,858)	4,930	1,414	(14,931)	3,158

Realized gains (losses)	(33,378)	(3,858)	4,930	1,414	(14,931)	3,158

Unrealized appreciation (depreciation) during the period	(217,178)	(113,912)	(21,626)	(18,605)	(115,843)	(92,443)

Net increase (decrease) in contract owners’ equity from operations	(122,686)	(2,243)	(11,969)	(12,181)	(92,049)	(62,273)

Changes from principal transactions:
Purchase payments	128,446	135,871	9,221	10,703	95,893	51,258
Transfers between sub-accounts and the company	(48,611)	73,781	37,208	55,846	518,774	372,454
Transfers on general account policy loans	(5,765)	(16,148)	(1,804)	923	(1,932)	(1,503)
Withdrawals	(4,747)	(34,925)	(8,242)	(680)	(55)	(2,644)
Annual contract fee	(75,047)	(74,807)	(4,890)	(4,213)	(40,510)	(18,559)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,724)	83,772	31,493	62,579	572,170	401,006

Total increase (decrease) in contract owners’ equity	(128,410)	81,529	19,524	50,398	480,121	338,733
Contract owners’ equity at beginning of period	1,652,323	1,570,794	128,774	78,376	712,247	373,514

Contract owners’ equity at end of period	$1,523,913	$1,652,323	$148,298	$128,774	$1,192,368	$712,247

	2015	2014	2015	2014	2015	2014
Units, beginning of period	78,211	74,351	8,513	4,835	44,335	21,680
Units issued	110,896	9,304	2,790	3,904	45,006	27,503
Units redeemed	(110,379)	(5,444)	(934)	(226)	(10,949)	(4,848)

Units, end of period	78,728	78,211	10,369	8,513	78,392	44,335

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Trust B Series I		International Equity Index Trust B Series NAV		International Growth Stock Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$5,509	$7,779	$157,668	$122,155	$2,775	$2,897
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,509	7,779	157,668	122,155	2,775	2,897

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	2,738	5,183	(15,179)	126,693	529	11,520

Realized gains (losses)	2,738	5,183	(15,179)	126,693	529	11,520

Unrealized appreciation (depreciation) during the period	(21,225)	(25,178)	(792,838)	(418,316)	(6,949)	(13,702)

Net increase (decrease) in contract owners’ equity from operations	(12,978)	(12,216)	(650,349)	(169,468)	(3,645)	715

Changes from principal transactions:
Purchase payments	10,058	10,561	162,236	160,082	6,730	6,810
Transfers between sub-accounts and the company	(12,628)	2,197	3,715,113	(339,332)	964	(33,657)
Transfers on general account policy loans	(45)	(32,187)	(132,313)	(29,063)	(12)	(24,457)
Withdrawals	(880)	(72)	(617,992)	(304,889)	9	3
Annual contract fee	(6,197)	(7,480)	(186,892)	(160,537)	(3,328)	(4,433)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,692)	(26,981)	2,940,152	(673,739)	4,363	(55,734)

Total increase (decrease) in contract owners’ equity	(22,670)	(39,197)	2,289,803	(843,207)	718	(55,019)
Contract owners’ equity at beginning of period	239,490	278,687	3,808,967	4,652,174	155,218	210,237

Contract owners’ equity at end of period	$216,820	$239,490	$6,098,770	$3,808,967	$155,936	$155,218

	2015	2014	2015	2014	2015	2014
Units, beginning of period	20,674	22,948	83,868	97,752	12,497	16,960
Units issued	1,551	920	86,505	13,708	587	533
Units redeemed	(2,331)	(3,194)	(27,813)	(27,592)	(238)	(4,996)

Units, end of period	19,894	20,674	142,560	83,868	12,846	12,497

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Growth Stock Trust Series NAV		International Small Company Trust Series I		International Small Company Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$9,066	$8,723	$704	$556	$13,958	$8,843
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	9,066	8,723	704	556	13,958	8,843

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	7,520	59,370	1,701	3,562	19,794	27,696

Realized gains (losses)	7,520	59,370	1,701	3,562	19,794	27,696

Unrealized appreciation (depreciation) during the period	(29,320)	(62,657)	(10)	(6,637)	17,193	(86,686)

Net increase (decrease) in contract owners’ equity from operations	(12,734)	5,436	2,395	(2,519)	50,945	(50,147)

Changes from principal transactions:
Purchase payments	59,399	70,670	3,459	3,584	64,430	58,844
Transfers between sub-accounts and the company	8,856	(218,944)	(6,153)	—	264,717	222,997
Transfers on general account policy loans	(2,356)	(4,376)	(219)	(211)	(2,382)	(6,373)
Withdrawals	(1,019)	(6,711)	2	(11,299)	(2,531)	(24,779)
Annual contract fee	(22,134)	(22,465)	(1,860)	(1,907)	(30,361)	(25,251)

Net increase (decrease) in contract owners’ equity from principal transactions	42,746	(181,826)	(4,771)	(9,833)	293,873	225,438

Total increase (decrease) in contract owners’ equity	30,012	(176,390)	(2,376)	(12,352)	344,818	175,291
Contract owners’ equity at beginning of period	463,061	639,451	37,549	49,901	640,189	464,898

Contract owners’ equity at end of period	$493,073	$463,061	$35,173	$37,549	$985,007	$640,189

	2015	2014	2015	2014	2015	2014
Units, beginning of period	37,245	51,529	2,651	3,280	45,118	30,519
Units issued	7,117	10,192	114	128	30,683	25,099
Units redeemed	(3,796)	(24,476)	(434)	(757)	(10,726)	(10,500)

Units, end of period	40,566	37,245	2,331	2,651	65,075	45,118

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Value Trust Series I		International Value Trust Series NAV		Investment Quality Bond Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$4,456	$8,180	$12,358	$28,922	$4,522	$8,546
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	4,456	8,180	12,358	28,922	4,522	8,546

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	10,313	652
Net realized gain (loss)	9,042	8,262	(53,457)	9,469	4,807	292

Realized gains (losses)	9,042	8,262	(53,457)	9,469	15,120	944

Unrealized appreciation (depreciation) during the period	(28,656)	(52,084)	(4,862)	(157,231)	(21,338)	3,565

Net increase (decrease) in contract owners’ equity from operations	(15,158)	(35,642)	(45,961)	(118,840)	(1,696)	13,055

Changes from principal transactions:
Purchase payments	14,020	17,458	66,034	53,001	11,542	8,775
Transfers between sub-accounts and the company	(13,413)	(39,023)	(272,640)	577,781	5,411	48,138
Transfers on general account policy loans	135	311	(866)	(7,226)	592	766
Withdrawals	(15,201)	(11,082)	(10,795)	(9,095)	(59,652)	18
Annual contract fee	(9,005)	(10,010)	(37,302)	(46,951)	(6,306)	(7,114)

Net increase (decrease) in contract owners’ equity from principal transactions	(23,464)	(42,346)	(255,569)	567,510	(48,413)	50,583

Total increase (decrease) in contract owners’ equity	(38,622)	(77,988)	(301,530)	448,670	(50,109)	63,638
Contract owners’ equity at beginning of period	253,207	331,195	877,407	428,737	285,752	222,114

Contract owners’ equity at end of period	$214,585	$253,207	$575,877	$877,407	$235,643	$285,752

	2015	2014	2015	2014	2015	2014
Units, beginning of period	10,573	12,100	56,823	24,302	12,387	10,155
Units issued	2,100	816	17,048	35,515	755	2,527
Units redeemed	(2,953)	(2,343)	(33,456)	(2,994)	(2,843)	(295)

Units, end of period	9,720	10,573	40,415	56,823	10,299	12,387

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series NAV		Lifestyle Aggressive MVP Series I		Lifestyle Aggressive MVP Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$5,405	$9,616	$8,889	$18,681	$255,482	$313,468
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,405	9,616	8,889	18,681	255,482	313,468

Realized gains (losses) on investments:
Capital gain distributions received	14,241	714	—	—	—	—
Net realized gain (loss)	(9,161)	45	98,337	4,398	136,473	252,683

Realized gains (losses)	5,080	759	98,337	4,398	136,473	252,683

Unrealized appreciation (depreciation) during the period	(11,632)	(195)	(143,587)	(13,500)	(1,094,458)	(435,661)

Net increase (decrease) in contract owners’ equity from operations	(1,147)	10,180	(36,361)	9,579	(702,503)	130,490

Changes from principal transactions:
Purchase payments	33,120	27,764	58,267	55,685	1,782,276	1,664,067
Transfers between sub-accounts and the company	(68,589)	141,895	—	—	761,341	40,152
Transfers on general account policy loans	(3,045)	(4,453)	3,229	—	(161,027)	(52,741)
Withdrawals	(4,229)	—	(239,611)	21	(51,082)	(233,408)
Annual contract fee	(18,876)	(16,481)	(17,821)	(18,699)	(588,759)	(535,381)

Net increase (decrease) in contract owners’ equity from principal transactions	(61,619)	148,725	(195,936)	37,007	1,742,749	882,689

Total increase (decrease) in contract owners’ equity	(62,766)	158,905	(232,297)	46,586	1,040,246	1,013,179
Contract owners’ equity at beginning of period	316,012	157,107	653,524	606,938	10,794,056	9,780,877

Contract owners’ equity at end of period	$253,246	$316,012	$421,227	$653,524	$11,834,302	$10,794,056

	2015	2014	2015	2014	2015	2014
Units, beginning of period	19,771	10,372	31,997	30,131	577,996	531,818
Units issued	5,636	10,603	2,604	2,578	135,850	108,084
Units redeemed	(9,455)	(1,204)	(12,696)	(712)	(41,198)	(61,906)

Units, end of period	15,952	19,771	21,905	31,997	672,648	577,996

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive Trust PS Series NAV		Lifestyle Balanced MVP Series I		Lifestyle Balanced MVP Series NAV
	2015	2014 (a)	2015	2014	2015	2014
Income:
Dividend distributions received	$11	$12	$124,328	$147,998	$859,067	$905,005
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	11	12	124,328	147,998	859,067	905,005

Realized gains (losses) on investments:
Capital gain distributions received	—	14	364,801	—	2,374,382	—
Net realized gain (loss)	—	—	11,883	16,177	467,000	459,103

Realized gains (losses)	—	14	376,684	16,177	2,841,382	459,103

Unrealized appreciation (depreciation) during the period	(20)	(16)	(612,676)	51,055	(4,472,161)	(223,645)

Net increase (decrease) in contract owners’ equity from operations	(9)	10	(111,664)	215,230	(771,712)	1,140,463

Changes from principal transactions:
Purchase payments	153	89	36,178	43,208	3,077,500	2,681,097
Transfers between sub-accounts and the company	—	473	(581)	815	3,085,727	3,495,967
Transfers on general account policy loans	—	—	(3,026)	(13,881)	(329,660)	(288,923)
Withdrawals	—	—	(1,656)	(6,631)	(597,413)	(189,735)
Annual contract fee	(102)	(59)	(169,010)	(130,600)	(2,237,679)	(1,921,002)

Net increase (decrease) in contract owners’ equity from principal transactions	51	503	(138,095)	(107,089)	2,998,475	3,777,404

Total increase (decrease) in contract owners’ equity	42	513	(249,759)	108,141	2,226,763	4,917,867
Contract owners’ equity at beginning of period	513	—	5,156,549	5,048,408	31,087,723	26,169,856

Contract owners’ equity at end of period	$555	$513	$4,906,790	$5,156,549	$33,314,486	$31,087,723

	2015	2014	2015	2014	2015	2014
Units, beginning of period	48	—	220,369	224,999	1,769,503	1,552,983
Units issued	8	50	1,243	1,714	334,967	362,992
Units redeemed	(4)	(2)	(7,091)	(6,344)	(165,563)	(146,472)

Units, end of period	52	48	214,521	220,369	1,938,907	1,769,503

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced Trust PS Series NAV		Lifestyle Conservative MVP Series I		Lifestyle Conservative MVP Series NAV
	2015	2014 (a)	2015	2014	2015	2014
Income:
Dividend distributions received	$15,152	$8,057	$3,581	$4,319	$80,074	$85,710
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	15,152	8,057	3,581	4,319	80,074	85,710

Realized gains (losses) on investments:
Capital gain distributions received	9,654	737	7,411	8,653	156,486	176,755
Net realized gain (loss)	(29)	176	906	(71)	(20,920)	(27,762)

Realized gains (losses)	9,625	913	8,317	8,582	135,566	148,993

Unrealized appreciation (depreciation) during the period	(30,518)	(3,776)	(11,580)	(5,461)	(209,194)	(81,322)

Net increase (decrease) in contract owners’ equity from operations	(5,741)	5,194	318	7,440	6,446	153,381

Changes from principal transactions:
Purchase payments	96,448	45,652	4,688	—	289,560	333,988
Transfers between sub-accounts and the company	267,935	253,724	(520)	945	112,237	(441,150)
Transfers on general account policy loans	—	—	445	398	(201,593)	(113,422)
Withdrawals	(473)	340	(18,159)	36	(8,533)	(42,107)
Annual contract fee	(51,514)	(11,652)	(5,318)	(4,972)	(239,553)	(236,094)

Net increase (decrease) in contract owners’ equity from principal transactions	312,396	288,064	(18,864)	(3,593)	(47,882)	(498,785)

Total increase (decrease) in contract owners’ equity	306,655	293,258	(18,546)	3,847	(41,436)	(345,404)
Contract owners’ equity at beginning of period	293,258	—	153,347	149,500	3,000,967	3,346,371

Contract owners’ equity at end of period	$599,913	$293,258	$134,801	$153,347	$2,959,531	$3,000,967

	2015	2014	2015	2014	2015	2014
Units, beginning of period	27,361	—	6,644	6,802	182,963	214,173
Units issued	38,143	28,092	220	46	31,471	35,932
Units redeemed	(9,589)	(731)	(1,026)	(204)	(34,323)	(67,142)

Units, end of period	55,915	27,361	5,838	6,644	180,111	182,963

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative Trust PS Series NAV		Lifestyle Growth MVP Series I		Lifestyle Growth MVP Series NAV
	2015	2014 (a)	2015	2014	2015	2014
Income:
Dividend distributions received	$2,088	$1,685	$48,951	$64,515	$746,018	$907,301
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,088	1,685	48,951	64,515	746,018	907,301

Realized gains (losses) on investments:
Capital gain distributions received	795	389	—	—	—	—
Net realized gain (loss)	(94)	(5)	8,500	11,580	476,099	546,191

Realized gains (losses)	701	384	8,500	11,580	476,099	546,191

Unrealized appreciation (depreciation) during the period	(2,988)	(1,558)	(160,912)	(28,242)	(2,717,769)	(796,625)

Net increase (decrease) in contract owners’ equity from operations	(199)	511	(103,461)	47,853	(1,495,652)	656,867

Changes from principal transactions:
Purchase payments	1,387	153	101,431	108,854	3,419,894	3,037,270
Transfers between sub-accounts and the company	20,571	56,671	663	(472)	1,795,116	2,284,445
Transfers on general account policy loans	—	—	—	(12,972)	(278,286)	(504,778)
Withdrawals	(11)	(9)	(97,015)	(69,068)	(1,208,978)	(542,436)
Annual contract fee	(3,766)	(652)	(64,626)	(67,611)	(2,206,875)	(2,003,649)

Net increase (decrease) in contract owners’ equity from principal transactions	18,181	56,163	(59,547)	(41,269)	1,520,871	2,270,852

Total increase (decrease) in contract owners’ equity	17,982	56,674	(163,008)	6,584	25,219	2,927,719
Contract owners’ equity at beginning of period	56,674	—	2,278,628	2,272,044	31,571,596	28,643,877

Contract owners’ equity at end of period	$74,656	$56,674	$2,115,620	$2,278,628	$31,596,815	$31,571,596

	2015	2014	2015	2014	2015	2014
Units, beginning of period	5,354	—	104,261	106,207	1,752,044	1,625,818
Units issued	2,028	5,405	3,196	3,425	257,829	246,490
Units redeemed	(345)	(51)	(6,058)	(5,371)	(172,884)	(120,264)

Units, end of period	7,037	5,354	101,399	104,261	1,836,989	1,752,044

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Trust PS Series NAV		Lifestyle Moderate MVP Series I		Lifestyle Moderate MVP Series NAV
	2015	2014 (a)	2015	2014	2015	2014
Income:
Dividend distributions received	$18,299	$7,737	$22,907	$27,181	$201,503	$179,303
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	18,299	7,737	22,907	27,181	201,503	179,303

Realized gains (losses) on investments:
Capital gain distributions received	10,186	399	76,598	44,873	648,633	279,739
Net realized gain (loss)	(1,412)	82	573	2,357	13,627	84,267

Realized gains (losses)	8,774	481	77,171	47,230	662,260	364,006

Unrealized appreciation (depreciation) during the period	(35,360)	(5,816)	(106,851)	(27,717)	(932,880)	(260,081)

Net increase (decrease) in contract owners’ equity from operations	(8,287)	2,402	(6,773)	46,694	(69,117)	283,228

Changes from principal transactions:
Purchase payments	58,518	10,372	5,284	5,372	1,178,490	598,860
Transfers between sub-accounts and the company	492,548	291,503	—	—	962,486	93,815
Transfers on general account policy loans	—	—	(40,008)	(50,173)	(42,347)	(29,061)
Withdrawals	(746)	(147)	(6,002)	64	(20,718)	(44,110)
Annual contract fee	(53,682)	(6,947)	(15,706)	(19,519)	(541,814)	(460,763)

Net increase (decrease) in contract owners’ equity from principal transactions	496,638	294,781	(56,432)	(64,256)	1,536,097	158,741

Total increase (decrease) in contract owners’ equity	488,351	297,183	(63,205)	(17,562)	1,466,980	441,969
Contract owners’ equity at beginning of period	297,183	—	943,375	960,937	6,125,293	5,683,324

Contract owners’ equity at end of period	$785,534	$297,183	$880,170	$943,375	$7,592,273	$6,125,293

	2015	2014	2015	2014	2015	2014
Units, beginning of period	27,502	—	40,463	43,252	354,540	345,374
Units issued	53,351	27,771	91	87	122,689	56,302
Units redeemed	(8,160)	(269)	(2,455)	(2,876)	(33,939)	(47,136)

Units, end of period	72,693	27,502	38,099	40,463	443,290	354,540

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate Trust PS Series NAV		M Capital Appreciation (c)		M International Equity (c)
	2015	2014 (a)	2015	2014	2015	2014
Income:
Dividend distributions received	$10,338	$6,423	$—	$—	$7,346	$6,048
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	10,338	6,423	—	—	7,346	6,048

Realized gains (losses) on investments:
Capital gain distributions received	6,121	2,338	34,560	15,483	—	—
Net realized gain (loss)	(432)	48	(544)	2,202	(740)	(271)

Realized gains (losses)	5,689	2,386	34,016	17,685	(740)	(271)

Unrealized appreciation (depreciation) during the period	(17,513)	(5,197)	(58,028)	(4,502)	(28,819)	(22,301)

Net increase (decrease) in contract owners’ equity from operations	(1,486)	3,612	(24,012)	13,183	(22,213)	(16,524)

Changes from principal transactions:
Purchase payments	38,716	2,217	60,138	17,518	48,056	33,432
Transfers between sub-accounts and the company	162,590	224,940	117,125	87,969	147,072	131,827
Transfers on general account policy loans	—	—	—	—	—	—
Withdrawals	(43)	(3)	(106)	(2,291)	11	(2,902)
Annual contract fee	(27,319)	(4,178)	(12,892)	(2,534)	(10,288)	(4,128)

Net increase (decrease) in contract owners’ equity from principal transactions	173,944	222,976	164,265	100,662	184,851	158,229

Total increase (decrease) in contract owners’ equity	172,458	226,588	140,253	113,845	162,638	141,705
Contract owners’ equity at beginning of period	226,588	—	168,555	54,710	252,685	110,980

Contract owners’ equity at end of period	$399,046	$226,588	$308,808	$168,555	$415,323	$252,685

	2015	2014	2015	2014	2015	2014
Units, beginning of period	21,221	—	1,981	723	7,646	3,121
Units issued	17,870	21,529	2,187	2,152	6,169	7,408
Units redeemed	(1,773)	(308)	(282)	(894)	(732)	(2,883)

Units, end of period	37,318	21,221	3,886	1,981	13,083	7,646

(a)	Sub-account available in prior year but no activity.
(c)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M Large Cap Growth (c)		M Large Cap Value (c)		Mid Cap Index Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$139	$122	$8,715	$3,644	$3,384	$3,229
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	139	122	8,715	3,644	3,384	3,229

Realized gains (losses) on investments:
Capital gain distributions received	91,372	33,074	53,986	32,502	24,297	20,029
Net realized gain (loss)	4,981	7,906	(2,611)	3,449	22,969	16,886

Realized gains (losses)	96,353	40,980	51,375	35,951	47,266	36,915

Unrealized appreciation (depreciation) during the period	(67,693)	(12,755)	(68,563)	(22,464)	(57,995)	(10,381)

Net increase (decrease) in contract owners’ equity from operations	28,799	28,347	(8,473)	17,131	(7,345)	29,763

Changes from principal transactions:
Purchase payments	63,495	36,174	64,603	29,775	6,711	5,925
Transfers between sub-accounts and the company	181,575	119,817	265,372	199,236	15,554	(58,971)
Transfers on general account policy loans	—	—	—	—	4,075	495
Withdrawals	(448)	(2,718)	(24)	(2,570)	(18,223)	(1,195)
Annual contract fee	(24,323)	(12,366)	(16,161)	(5,364)	(11,246)	(11,222)

Net increase (decrease) in contract owners’ equity from principal transactions	220,299	140,907	313,790	221,077	(3,129)	(64,968)

Total increase (decrease) in contract owners’ equity	249,098	169,254	305,317	238,208	(10,474)	(35,205)
Contract owners’ equity at beginning of period	305,599	136,345	322,849	84,641	298,995	334,200

Contract owners’ equity at end of period	$554,697	$305,599	$628,166	$322,849	$288,521	$298,995

	2015	2014	2015	2014	2015	2014
Units, beginning of period	6,087	2,993	13,536	3,892	7,105	8,684
Units issued	5,447	5,580	14,431	15,699	1,739	137
Units redeemed	(1,276)	(2,486)	(1,455)	(6,055)	(1,805)	(1,716)

Units, end of period	10,258	6,087	26,512	13,536	7,039	7,105

(c)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series NAV		Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$36,819	$34,523	$—	$449	$—	$1,449
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	36,819	34,523	—	449	—	1,449

Realized gains (losses) on investments:
Capital gain distributions received	254,847	190,207	80,101	80,237	233,010	186,656
Net realized gain (loss)	98,836	187,762	22,345	5,789	15,181	57,575

Realized gains (losses)	353,683	377,969	102,446	86,026	248,191	244,231

Unrealized appreciation (depreciation) during the period	(461,008)	(100,255)	(87,606)	(51,911)	(218,523)	(168,049)

Net increase (decrease) in contract owners’ equity from operations	(70,506)	312,237	14,840	34,564	29,668	77,631

Changes from principal transactions:
Purchase payments	202,165	157,576	18,635	20,185	139,706	129,110
Transfers between sub-accounts and the company	98,246	(77,236)	(37,732)	26,891	72,544	22,838
Transfers on general account policy loans	(143,479)	816	854	(7,807)	(2,649)	(2,343)
Withdrawals	(289,112)	(380,973)	(58,489)	(2,535)	(1,353)	(22,509)
Annual contract fee	(147,188)	(141,362)	(27,970)	(26,452)	(80,964)	(67,163)

Net increase (decrease) in contract owners’ equity from principal transactions	(279,368)	(441,179)	(104,702)	10,282	127,284	59,933

Total increase (decrease) in contract owners’ equity	(349,874)	(128,942)	(89,862)	44,846	156,952	137,564
Contract owners’ equity at beginning of period	3,523,596	3,652,538	436,778	391,932	1,049,210	911,646

Contract owners’ equity at end of period	$3,173,722	$3,523,596	$346,916	$436,778	$1,206,162	$1,049,210

	2015	2014	2015	2014	2015	2014
Units, beginning of period	127,684	144,792	12,897	12,500	14,232	13,369
Units issued	22,790	20,833	452	1,458	2,708	3,092
Units redeemed	(32,469)	(37,941)	(3,403)	(1,061)	(1,062)	(2,229)

Units, end of period	118,005	127,684	9,946	12,897	15,878	14,232

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series I		Mid Value Trust Series NAV		Money Market Trust B Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$2,800	$1,795	$8,063	$5,099	$93	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,800	1,795	8,063	5,099	93	—

Realized gains (losses) on investments:
Capital gain distributions received	42,796	23,037	122,962	59,442	19	60
Net realized gain (loss)	30,081	8,189	12,205	106,738	—	—

Realized gains (losses)	72,877	31,226	135,167	166,180	19	60

Unrealized appreciation (depreciation) during the period	(80,915)	(8,687)	(166,750)	(90,571)	1	—

Net increase (decrease) in contract owners’ equity from operations	(5,238)	24,334	(23,520)	80,708	113	60

Changes from principal transactions:
Purchase payments	15,335	16,485	53,635	75,382	24,081,889	14,000,277
Transfers between sub-accounts and the company	(5,622)	(2,765)	14,874	(389,186)	(23,359,531)	(8,383,681)
Transfers on general account policy loans	773	(167)	(2,661)	(6,716)	(1,752,166)	(7,031,644)
Withdrawals	(15,261)	39	190	(12,879)	2,038,550	248,476
Annual contract fee	(18,875)	(16,387)	(44,408)	(45,243)	(656,289)	(524,108)

Net increase (decrease) in contract owners’ equity from principal transactions	(23,650)	(2,795)	21,630	(378,642)	352,453	(1,690,680)

Total increase (decrease) in contract owners’ equity	(28,888)	21,539	(1,890)	(297,934)	352,566	(1,690,620)
Contract owners’ equity at beginning of period	248,330	226,791	651,222	949,156	4,845,898	6,536,518

Contract owners’ equity at end of period	$219,442	$248,330	$649,332	$651,222	$5,198,464	$4,845,898

	2015	2014	2015	2014	2015	2014
Units, beginning of period	9,557	9,654	16,316	26,326	278,873	376,215
Units issued	3,408	576	2,158	1,909	1,665,244	903,106
Units redeemed	(4,219)	(673)	(1,632)	(11,919)	(1,644,952)	(1,000,448)

Units, end of period	8,746	9,557	16,842	16,316	299,165	278,873

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust Series I		Natural Resources Trust Series I		Natural Resources Trust Series NAV
	2015	2014	2015	2014 (d)	2015	2014 (d)
Income:
Dividend distributions received	$—	$—	$—	$2,304	$—	$16,600
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	—	2,304	—	16,600

Realized gains (losses) on investments:
Capital gain distributions received	3	68	—	—	—	—
Net realized gain (loss)	—	—	—	(11,664)	—	(108,509)

Realized gains (losses)	3	68	—	(11,664)	—	(108,509)

Unrealized appreciation (depreciation) during the period	1	(1)	—	(5,048)	—	3,294

Net increase (decrease) in contract owners’ equity from operations	4	67	—	(14,408)	—	(88,615)

Changes from principal transactions:
Purchase payments	50,852	84,331	—	5,203	—	109,728
Transfers between sub-accounts and the company	(7,303)	69,377	—	(148,113)	—	(987,830)
Transfers on general account policy loans	(1,339)	2,004	—	179	—	(10,479)
Withdrawals	(411,340)	(81,637)	—	(4)	—	(73,539)
Annual contract fee	(70,339)	(80,534)	—	(5,791)	—	(77,097)

Net increase (decrease) in contract owners’ equity from principal transactions	(439,469)	(6,459)	—	(148,526)	—	(1,039,217)

Total increase (decrease) in contract owners’ equity	(439,465)	(6,392)	—	(162,934)	—	(1,127,832)
Contract owners’ equity at beginning of period	2,724,508	2,730,900	—	162,934	—	1,127,832

Contract owners’ equity at end of period	$2,285,043	$2,724,508	$—	$—	$—	$—

	2015	2014	2015	2014	2015	2014
Units, beginning of period	202,418	202,898	—	3,938	—	64,491
Units issued	2,705	25,637	—	335	—	9,523
Units redeemed	(35,357)	(26,117)	—	(4,273)	—	(74,014)

Units, end of period	169,766	202,418	—	—	—	—

(d)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	PIMCO All Asset (c)		Real Estate Securities Trust Series I		Real Estate Securities Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$73,100	$242,069	$13,114	$10,229	$43,520	$49,374
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	73,100	242,069	13,114	10,229	43,520	49,374

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(99,025)	34,795	(7,346)	(5,823)	463,475	211,059

Realized gains (losses)	(99,025)	34,795	(7,346)	(5,823)	463,475	211,059

Unrealized appreciation (depreciation) during the period	(151,418)	(275,674)	12,913	160,743	(467,512)	597,904

Net increase (decrease) in contract owners’ equity from operations	(177,343)	1,190	18,681	165,149	39,483	858,337

Changes from principal transactions:
Purchase payments	60,504	55,694	13,578	13,244	128,208	139,305
Transfers between sub-accounts and the company	(2,334,519)	851,328	(4,654)	15,733	(877,894)	(336,776)
Transfers on general account policy loans	(2,719)	(2,073)	(2,095)	—	(7,730)	(15,078)
Withdrawals	(313,853)	(718,567)	(1,526)	6	(116,596)	(264,403)
Annual contract fee	(69,276)	(93,842)	(15,414)	(13,641)	(113,742)	(112,047)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,659,863)	92,540	(10,111)	15,342	(987,754)	(588,999)

Total increase (decrease) in contract owners’ equity	(2,837,206)	93,730	8,570	180,491	(948,271)	269,338
Contract owners’ equity at beginning of period	4,982,772	4,889,042	686,037	505,546	3,228,619	2,959,281

Contract owners’ equity at end of period	$2,145,566	$4,982,772	$694,607	$686,037	$2,280,348	$3,228,619

	2015	2014	2015	2014	2015	2014
Units, beginning of period	314,480	309,301	13,676	13,276	23,243	28,068
Units issued	3,926	57,955	1,206	1,060	2,616	1,274
Units redeemed	(169,083)	(52,776)	(1,396)	(660)	(9,890)	(6,099)

Units, end of period	149,323	314,480	13,486	13,676	15,969	23,243

(c)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Return Bond Trust Series I		Real Return Bond Trust Series NAV		Science & Technology Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$1,429	$1,090	$65,519	$23,160	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,429	1,090	65,519	23,160	—	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	44,839	7,373
Net realized gain (loss)	86	121	(5,105)	(15,687)	19,781	29,077

Realized gains (losses)	86	121	(5,105)	(15,687)	64,620	36,450

Unrealized appreciation (depreciation) during the period	(2,454)	475	(95,758)	31,771	(48,639)	(7,987)

Net increase (decrease) in contract owners’ equity from operations	(939)	1,686	(35,344)	39,244	15,981	28,463

Changes from principal transactions:
Purchase payments	921	737	55,935	50,958	12,500	14,951
Transfers between sub-accounts and the company	28,363	—	291,323	(205,539)	54,012	(25,117)
Transfers on general account policy loans	—	—	(784)	(6,903)	(4,770)	(3,841)
Withdrawals	(11,097)	—	(4,775)	(4,753)	(11,938)	(1,129)
Annual contract fee	(1,090)	(1,389)	(50,446)	(43,236)	(18,340)	(17,088)

Net increase (decrease) in contract owners’ equity from principal transactions	17,097	(652)	291,253	(209,473)	31,464	(32,224)

Total increase (decrease) in contract owners’ equity	16,158	1,034	255,909	(170,229)	47,445	(3,761)
Contract owners’ equity at beginning of period	36,491	35,457	739,930	910,159	224,166	227,927

Contract owners’ equity at end of period	$52,649	$36,491	$995,839	$739,930	$271,611	$224,166

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,684	1,714	49,534	63,908	13,920	15,979
Units issued	1,470	30	22,492	5,910	3,705	672
Units redeemed	(651)	(60)	(3,341)	(20,284)	(1,816)	(2,731)

Units, end of period	2,503	1,684	68,685	49,534	15,809	13,920

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series NAV		Short Term Government Income Trust Series I		Short Term Government Income Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$—	$5,322	$6,861	$9,928	$10,547
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	5,322	6,861	9,928	10,547

Realized gains (losses) on investments:
Capital gain distributions received	141,109	18,169	(1)	(1)	—	—
Net realized gain (loss)	24,016	113,031	(2,061)	(2,340)	(4,054)	(2,692)

Realized gains (losses)	165,125	131,200	(2,062)	(2,341)	(4,054)	(2,692)

Unrealized appreciation (depreciation) during the period	(114,752)	(52,284)	(1,205)	(417)	(1,464)	(2,430)

Net increase (decrease) in contract owners’ equity from operations	50,373	78,916	2,055	4,103	4,410	5,425

Changes from principal transactions:
Purchase payments	107,235	72,782	15,579	19,203	53,949	61,077
Transfers between sub-accounts and the company	164,385	(98,821)	190	(68,584)	7,311	80,746
Transfers on general account policy loans	(7,320)	(16,934)	213	710	(2,629)	(7,232)
Withdrawals	(4,857)	(29,552)	(41,853)	11	(1,016)	(19,815)
Annual contract fee	(71,945)	(55,258)	(15,986)	(15,842)	(33,108)	(30,288)

Net increase (decrease) in contract owners’ equity from principal transactions	187,498	(127,783)	(41,857)	(64,502)	24,507	84,488

Total increase (decrease) in contract owners’ equity	237,871	(48,867)	(39,802)	(60,399)	28,917	89,913
Contract owners’ equity at beginning of period	639,353	688,220	339,020	399,419	520,568	430,655

Contract owners’ equity at end of period	$877,224	$639,353	$299,218	$339,020	$549,485	$520,568

	2015	2014	2015	2014	2015	2014
Units, beginning of period	23,801	28,939	31,913	38,029	48,883	40,924
Units issued	10,393	8,862	1,441	2,138	189,272	15,853
Units redeemed	(3,610)	(14,000)	(5,368)	(8,254)	(186,912)	(7,894)

Units, end of period	30,584	23,801	27,986	31,913	51,243	48,883

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Growth Trust Series I		Small Cap Growth Trust Series NAV		Small Cap Index Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$—	$—	$—	$1,249	$1,428
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	—	—	1,249	1,428

Realized gains (losses) on investments:
Capital gain distributions received	16,001	4,235	215,074	84,236	9,781	9,471
Net realized gain (loss)	2,934	1,521	2,027	18,815	1,712	(775)

Realized gains (losses)	18,935	5,756	217,101	103,051	11,493	8,696

Unrealized appreciation (depreciation) during the period	(26,316)	(3,982)	(350,131)	(61,967)	(17,134)	(3,121)

Net increase (decrease) in contract owners’ equity from operations	(7,381)	1,774	(133,030)	41,084	(4,392)	7,003

Changes from principal transactions:
Purchase payments	7,029	306	98,363	78,954	3,860	3,983
Transfers between sub-accounts and the company	(4,402)	66,580	632,996	34,366	(34,931)	1,693
Transfers on general account policy loans	—	—	(2,450)	(933)	1,346	493
Withdrawals	(2,754)	1	(1,172)	(15,299)	(4,809)	(1,166)
Annual contract fee	(2,617)	(1,863)	(66,125)	(46,170)	(5,765)	(6,205)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,744)	65,024	661,612	50,918	(40,299)	(1,202)

Total increase (decrease) in contract owners’ equity	(10,125)	66,798	528,582	92,002	(44,691)	5,801
Contract owners’ equity at beginning of period	95,489	28,691	573,386	481,384	159,402	153,601

Contract owners’ equity at end of period	$85,364	$95,489	$1,101,968	$573,386	$114,711	$159,402

	2015	2014	2015	2014	2015	2014
Units, beginning of period	3,455	1,117	17,493	15,802	4,901	4,939
Units issued	343	2,448	21,351	3,485	115	164
Units redeemed	(410)	(110)	(1,989)	(1,794)	(1,320)	(202)

Units, end of period	3,388	3,455	36,855	17,493	3,696	4,901

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series NAV		Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$27,491	$23,934	$118	$76	$1,360	$889
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	27,491	23,934	118	76	1,360	889

Realized gains (losses) on investments:
Capital gain distributions received	196,549	149,428	5,688	—	42,376	—
Net realized gain (loss)	56,188	131,498	3,252	41,630	14,053	15,293

Realized gains (losses)	252,737	280,926	8,940	41,630	56,429	15,293

Unrealized appreciation (depreciation) during the period	(383,481)	(185,992)	(18,799)	(38,093)	(113,147)	10,663

Net increase (decrease) in contract owners’ equity from operations	(103,253)	118,868	(9,741)	3,613	(55,358)	26,845

Changes from principal transactions:
Purchase payments	111,773	96,556	5,343	7,616	52,088	61,175
Transfers between sub-accounts and the company	336,404	(140,394)	38,424	(49,232)	207,228	94,445
Transfers on general account policy loans	(59,422)	11,334	567	568	(7,692)	(2,705)
Withdrawals	(254,768)	(324,084)	2	(10)	(3,265)	(11,717)
Annual contract fee	(93,700)	(83,050)	(5,476)	(5,579)	(66,489)	(58,172)

Net increase (decrease) in contract owners’ equity from principal transactions	40,287	(439,638)	38,860	(46,637)	181,870	83,026

Total increase (decrease) in contract owners’ equity	(62,966)	(320,770)	29,119	(43,024)	126,512	109,871
Contract owners’ equity at beginning of period	2,590,774	2,911,544	83,736	126,760	1,120,289	1,010,418

Contract owners’ equity at end of period	$2,527,808	$2,590,774	$112,855	$83,736	$1,246,801	$1,120,289

	2015	2014	2015	2014	2015	2014
Units, beginning of period	99,799	117,432	2,122	3,289	57,654	53,261
Units issued	30,231	13,912	1,930	969	15,711	7,965
Units redeemed	(27,971)	(31,545)	(1,036)	(2,136)	(5,741)	(3,572)

Units, end of period	102,059	99,799	3,016	2,122	67,624	57,654

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series I		Small Cap Value Trust Series NAV		Small Company Value Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$258	$401	$5,911	$6,261	$2,590	$79
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	258	401	5,911	6,261	2,590	79

Realized gains (losses) on investments:
Capital gain distributions received	6,569	7,179	161,364	94,258	27,449	5,806
Net realized gain (loss)	(132)	731	14,668	24,604	39,672	51,478

Realized gains (losses)	6,437	7,910	176,032	118,862	67,121	57,284

Unrealized appreciation (depreciation) during the period	(8,321)	(5,093)	(199,428)	(60,006)	(80,307)	(59,374)

Net increase (decrease) in contract owners’ equity from operations	(1,626)	3,218	(17,485)	65,117	(10,596)	(2,011)

Changes from principal transactions:
Purchase payments	250	—	104,838	110,938	15,206	14,326
Transfers between sub-accounts and the company	48,997	(54,980)	115,291	101,898	(15,259)	(58,068)
Transfers on general account policy loans	—	—	(7,446)	(10,794)	145	154
Withdrawals	7	—	(4,140)	(9,492)	(66,267)	(14,048)
Annual contract fee	(1,541)	(1,092)	(50,923)	(40,429)	(18,059)	(19,595)

Net increase (decrease) in contract owners’ equity from principal transactions	47,713	(56,072)	157,620	152,121	(84,234)	(77,231)

Total increase (decrease) in contract owners’ equity	46,087	(52,854)	140,135	217,238	(94,830)	(79,242)
Contract owners’ equity at beginning of period	9,713	62,567	958,055	740,817	268,298	347,540

Contract owners’ equity at end of period	$55,800	$9,713	$1,098,190	$958,055	$173,468	$268,298

	2015	2014	2015	2014	2015	2014
Units, beginning of period	395	2,727	13,847	11,483	6,719	8,712
Units issued	1,961	—	3,777	4,952	376	409
Units redeemed	(56)	(2,332)	(1,541)	(2,588)	(2,493)	(2,402)

Units, end of period	2,300	395	16,083	13,847	4,602	6,719

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series NAV		Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$15,774	$293	$5,215	$13,464	$39,404	$183,704
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	15,774	293	5,215	13,464	39,404	183,704

Realized gains (losses) on investments:
Capital gain distributions received	150,648	10,800	(1)	—	—	—
Net realized gain (loss)	17,521	118,319	(2,626)	(5,658)	33,623	(14,340)

Realized gains (losses)	168,169	129,119	(2,627)	(5,658)	33,623	(14,340)

Unrealized appreciation (depreciation) during the period	(243,665)	(128,837)	2,033	7,782	(14,088)	78,507

Net increase (decrease) in contract owners’ equity from operations	(59,722)	575	4,621	15,588	58,939	247,871

Changes from principal transactions:
Purchase payments	39,588	42,932	10,373	9,648	145,398	145,209
Transfers between sub-accounts and the company	587,916	(333,937)	(82,882)	34,942	(1,711,635)	(129,920)
Transfers on general account policy loans	(2,014)	(2,712)	103	(35,937)	(21,667)	25,762
Withdrawals	(896)	(12,675)	(6,500)	63	(3,213)	(344,869)
Annual contract fee	(32,806)	(26,654)	(10,821)	(12,792)	(88,995)	(106,874)

Net increase (decrease) in contract owners’ equity from principal transactions	591,788	(333,046)	(89,727)	(4,076)	(1,680,112)	(410,692)

Total increase (decrease) in contract owners’ equity	532,066	(332,471)	(85,106)	11,512	(1,621,173)	(162,821)
Contract owners’ equity at beginning of period	504,573	837,044	294,710	283,198	4,148,660	4,311,481

Contract owners’ equity at end of period	$1,036,639	$504,573	$209,604	$294,710	$2,527,487	$4,148,660

	2015	2014	2015	2014	2015	2014
Units, beginning of period	22,117	36,741	11,412	11,521	216,653	236,700
Units issued	28,508	1,667	379	2,389	334,483	279,175
Units redeemed	(2,536)	(16,291)	(3,772)	(2,498)	(420,793)	(299,222)

Units, end of period	48,089	22,117	8,019	11,412	130,343	216,653

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Trust B Series NAV		Total Return Trust Series I		Total Return Trust Series NAV
	2015	2014	2015 (e)	2014	2015 (e)	2014
Income:
Dividend distributions received	$23,516	$13,929	$85,312	$22,507	$173,323	$58,473
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	23,516	13,929	85,312	22,507	173,323	58,473

Realized gains (losses) on investments:
Capital gain distributions received	—	—	38,834	—	78,894	—
Net realized gain (loss)	(19,030)	12,131	(123,785)	851	(277,425)	(26,791)

Realized gains (losses)	(19,030)	12,131	(84,951)	851	(198,531)	(26,791)

Unrealized appreciation (depreciation) during the period	(15,996)	9,663	14,122	7,641	57,025	54,612

Net increase (decrease) in contract owners’ equity from operations	(11,510)	35,723	14,483	30,999	31,817	86,294

Changes from principal transactions:
Purchase payments	48,997	50,819	18,870	39,431	39,435	282,428
Transfers between sub-accounts and the company	177,254	39,164	(689,724)	2,354	(1,666,617)	(480,709)
Transfers on general account policy loans	(1,637)	(3,432)	—	269	(108,321)	(50,192)
Withdrawals	(387)	49	(22,242)	(427)	(450)	(12,509)
Annual contract fee	(36,441)	(30,601)	(12,265)	(34,352)	(32,907)	(98,473)

Net increase (decrease) in contract owners’ equity from principal transactions	187,786	55,999	(705,361)	7,275	(1,768,860)	(359,455)

Total increase (decrease) in contract owners’ equity	176,276	91,722	(690,878)	38,274	(1,737,043)	(273,161)
Contract owners’ equity at beginning of period	446,286	354,564	690,878	652,604	1,737,043	2,010,204

Contract owners’ equity at end of period	$622,562	$446,286	$—	$690,878	$—	$1,737,043

	2015	2014	2015	2014	2015	2014
Units, beginning of period	18,892	15,918	23,015	22,769	96,310	116,726
Units issued	97,574	219,042	1,771	1,210	13,368	40,678
Units redeemed	(90,191)	(216,068)	(24,786)	(964)	(109,678)	(61,094)

Units, end of period	26,275	18,892	—	23,015	—	96,310

(e)	Terminated as an investment option and funds transferred to Core Bond Trust on April 27, 2015.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV		U.S. Equity Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$1,603	$2,145	$27,144	$15,166	$419	$1,007
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,603	2,145	27,144	15,166	419	1,007

Realized gains (losses) on investments:
Capital gain distributions received	3,445	2,868	53,812	19,028	—	—
Net realized gain (loss)	32,333	2,211	63,920	58,698	15,668	1,491

Realized gains (losses)	35,778	5,079	117,732	77,726	15,668	1,491

Unrealized appreciation (depreciation) during the period	(36,968)	12,338	(145,663)	38,013	(14,984)	4,833

Net increase (decrease) in contract owners’ equity from operations	413	19,562	(787)	130,905	1,103	7,331

Changes from principal transactions:
Purchase payments	819	843	165,947	116,894	919	2,119
Transfers between sub-accounts and the company	(66,535)	(1,433)	1,433,026	62,566	3	(4)
Transfers on general account policy loans	—	495	(7,931)	28,051	15	59
Withdrawals	13	(1,215)	(15,002)	(52,975)	(49,265)	(1,766)
Annual contract fee	(4,535)	(6,500)	(102,508)	(85,310)	(3,441)	(4,901)

Net increase (decrease) in contract owners’ equity from principal transactions	(70,238)	(7,810)	1,473,532	69,226	(51,769)	(4,493)

Total increase (decrease) in contract owners’ equity	(69,825)	11,752	1,472,745	200,131	(50,666)	2,838
Contract owners’ equity at beginning of period	187,171	175,419	1,274,593	1,074,462	71,680	68,842

Contract owners’ equity at end of period	$117,346	$187,171	$2,747,338	$1,274,593	$21,014	$71,680

	2015	2014	2015	2014	2015	2014
Units, beginning of period	7,818	8,167	15,988	15,022	4,899	5,224
Units issued	42	60	22,760	2,966	42	112
Units redeemed	(2,928)	(409)	(4,103)	(2,000)	(3,513)	(437)

Units, end of period	4,932	7,818	34,645	15,988	1,428	4,899

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	U.S. Equity Trust Series NAV		Ultra Short Term Bond Trust Series NAV		Utilities Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$14,162	$9,976	$1,362	$1,860	$3,445	$2,892
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	14,162	9,976	1,362	1,860	3,445	2,892

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	10,581	3,429
Net realized gain (loss)	12,378	73,219	(1,043)	(1,190)	2,074	38

Realized gains (losses)	12,378	73,219	(1,043)	(1,190)	12,655	3,467

Unrealized appreciation (depreciation) during the period	(24,447)	(7,329)	(297)	(600)	(32,582)	2,438

Net increase (decrease) in contract owners’ equity from operations	2,093	75,866	22	70	(16,482)	8,797

Changes from principal transactions:
Purchase payments	57,031	57,815	17,076	25,507	3,037	2,817
Transfers between sub-accounts and the company	(12,317)	(224,866)	(24,031)	(19,629)	19,318	15,981
Transfers on general account policy loans	(4,998)	(5,237)	—	—	299	226
Withdrawals	(5,036)	(4,513)	—	(17,118)	19	13
Annual contract fee	(35,236)	(34,206)	(9,145)	(12,307)	(4,169)	(3,684)

Net increase (decrease) in contract owners’ equity from principal transactions	(556)	(211,007)	(16,100)	(23,547)	18,504	15,353

Total increase (decrease) in contract owners’ equity	1,537	(135,141)	(16,078)	(23,477)	2,022	24,150
Contract owners’ equity at beginning of period	695,733	830,874	118,706	142,183	94,932	70,782

Contract owners’ equity at end of period	$697,270	$695,733	$102,628	$118,706	$96,954	$94,932

	2015	2014	2015	2014	2015	2014
Units, beginning of period	47,465	62,962	11,787	14,123	2,544	2,135
Units issued	4,029	5,880	2,704	7,077	1,061	481
Units redeemed	(4,172)	(21,377)	(4,301)	(9,413)	(557)	(72)

Units, end of period	47,322	47,465	10,190	11,787	3,048	2,544

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Utilities Trust Series NAV		Value Trust Series I		Value Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$47,947	$28,594	$1,291	$1,589	$4,893	$3,034
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	47,947	28,594	1,291	1,589	4,893	3,034

Realized gains (losses) on investments:
Capital gain distributions received	96,144	33,581	30,033	32,170	92,138	50,404
Net realized gain (loss)	(102,727)	53,678	50,673	25,219	13,770	76,025

Realized gains (losses)	(6,583)	87,259	80,706	57,389	105,908	126,429

Unrealized appreciation (depreciation) during the period	(299,898)	(5,392)	(100,712)	(27,828)	(184,516)	(77,782)

Net increase (decrease) in contract owners’ equity from operations	(258,534)	110,461	(18,715)	31,150	(73,715)	51,681

Changes from principal transactions:
Purchase payments	113,300	99,959	7,384	2,067	90,347	62,406
Transfers between sub-accounts and the company	230,012	(16,877)	11,978	(33,378)	198,258	(64,587)
Transfers on general account policy loans	(5,101)	(8,431)	540	133	(237)	(10,210)
Withdrawals	(1,884)	(17,888)	(89,477)	51	(63)	(10,054)
Annual contract fee	(80,125)	(73,110)	(6,637)	(10,200)	(35,525)	(24,733)

Net increase (decrease) in contract owners’ equity from principal transactions	256,202	(16,347)	(76,212)	(41,327)	252,780	(47,178)

Total increase (decrease) in contract owners’ equity	(2,332)	94,114	(94,927)	(10,177)	179,065	4,503
Contract owners’ equity at beginning of period	923,083	828,969	312,833	323,010	612,991	608,488

Contract owners’ equity at end of period	$920,751	$923,083	$217,906	$312,833	$792,056	$612,991

	2015	2014	2015	2014	2015	2014
Units, beginning of period	30,892	31,273	7,879	8,935	22,570	24,619
Units issued	48,282	4,633	207	71	11,604	9,379
Units redeemed	(43,011)	(5,014)	(2,062)	(1,127)	(2,177)	(11,428)

Units, end of period	36,163	30,892	6,024	7,879	31,997	22,570

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

1.	Organization

John Hancock Life Insurance Company of New York Separate Account B (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 108 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-Affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

“The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (““MFC””), a Canadian based publicly traded life insurance company.” MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

Sub-accounts closed in 2015 are as follows:

Sub-accounts Closed	Effective Date
Total Return Trust Series I	04/27/2015
Total Return Trust Series NAV	04/27/2015

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the FY 2002 and onward remains open subject to examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2015, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company . Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2015. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Mutual Funds	$214,142,794	—	—	214,142,794

Total	$214,142,794	—	—	214,142,794

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2015 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund B Series NAV	$5,182,082	$2,948,885
Active Bond Trust Series I	46,967	70,467
Active Bond Trust Series NAV	497,111	143,415
All Cap Core Trust Series I	11,121	12,621
All Cap Core Trust Series NAV	34,309	18,958
Alpha Opportunities Trust Series I	53,166	8,904
Alpha Opportunities Trust Series NAV	59,781	24,251
American Asset Allocation Trust Series I	567,222	137,786
American Global Growth Trust Series I	101,908	22,633
American Growth Trust Series I	335,173	223,346
American Growth-Income Trust Series I	559,145	916,446
American International Trust Series I	482,895	139,389
American New World Trust Series I	117,317	40,765
Blue Chip Growth Trust Series I	314,531	156,172
Blue Chip Growth Trust Series NAV	4,467,002	397,649
Bond Trust Series I	1,850	25,615
Bond Trust Series NAV	49,399	242,623
Capital Appreciation Trust Series I	95,007	98,950
Capital Appreciation Trust Series NAV	795,729	843,346
Capital Appreciation Value Trust Series I	73	45
Capital Appreciation Value Trust Series NAV	645,849	93,481
Core Bond Trust Series I	763,471	89,523
Core Bond Trust Series NAV	1,924,013	200,754
Core Strategy Trust Series NAV	1,412,619	515,513
Emerging Markets Value Trust Series I	45,950	931
Emerging Markets Value Trust Series NAV	261,299	1,900,867
Equity-Income Trust Series I	129,636	144,660
Equity-Income Trust Series NAV	1,617,100	2,965,002
Financial Industries Trust Series I	108,955	40,582
Financial Industries Trust Series NAV	212,080	41,452
Franklin Templeton Founding Allocation Trust Series I	62	407
Franklin Templeton Founding Allocation Trust Series NAV	670,309	136,404
Fundamental All Cap Core Trust Series I	2,329	39,804
Fundamental All Cap Core Trust Series NAV	137,064	76,251
Fundamental Large Cap Value Trust Series I	119,880	198,847
Fundamental Large Cap Value Trust Series NAV	796,375	669,836
Global Bond Trust Series I	49,246	10,567
Global Bond Trust Series NAV	156,656	169,433
Global Trust Series I	14,646	29,518
Global Trust Series NAV	214,071	205,426
Health Sciences Trust Series I	125,399	119,569
Health Sciences Trust Series NAV	2,034,594	310,091
High Yield Trust Series I	80,553	57,551
High Yield Trust Series NAV	2,349,267	2,227,122
International Core Trust Series I	50,971	14,750
International Core Trust Series NAV	786,308	175,413
International Equity Index Trust B Series I	23,480	27,660
International Equity Index Trust B Series NAV	4,396,132	1,298,312
International Growth Stock Trust Series I	10,141	3,002

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
International Growth Stock Trust Series NAV	$99,134	$47,323
International Small Company Trust Series I	2,466	6,533
International Small Company Trust Series NAV	470,958	163,126
International Value Trust Series I	55,364	74,372
International Value Trust Series NAV	278,159	521,370
Investment Quality Bond Trust Series I	32,256	65,834
Investment Quality Bond Trust Series NAV	109,838	151,813
Lifestyle Aggressive MVP Series I	62,536	249,583
Lifestyle Aggressive MVP Series NAV	2,759,443	761,211
Lifestyle Aggressive Trust PS Series NAV	97	34
Lifestyle Balanced MVP Series I	518,045	167,011
Lifestyle Balanced MVP Series NAV	9,167,909	2,935,986
Lifestyle Balanced Trust PS Series NAV	442,384	105,183
Lifestyle Conservative MVP Series I	16,108	23,981
Lifestyle Conservative MVP Series NAV	759,533	570,855
Lifestyle Conservative Trust PS Series NAV	24,744	3,679
Lifestyle Growth MVP Series I	118,638	129,234
Lifestyle Growth MVP Series NAV	5,358,354	3,091,464
Lifestyle Growth Trust PS Series NAV	615,248	90,126
Lifestyle Moderate MVP Series I	101,634	58,561
Lifestyle Moderate MVP Series NAV	2,979,445	593,211
Lifestyle Moderate Trust PS Series NAV	209,564	19,160
M Capital Appreciation (a)	222,907	24,083
M International Equity (a)	217,382	25,185
M Large Cap Growth (a)	379,188	67,379
M Large Cap Value (a)	411,799	35,308
Mid Cap Index Trust Series I	102,941	78,387
Mid Cap Index Trust Series NAV	927,008	914,711
Mid Cap Stock Trust Series I	96,104	120,704
Mid Cap Stock Trust Series NAV	442,806	82,513
Mid Value Trust Series I	133,884	111,936
Mid Value Trust Series NAV	217,682	65,026
Money Market Trust B Series NAV	28,923,779	28,571,213
Money Market Trust Series I	36,414	475,879
PIMCO All Asset (a)	132,770	2,719,533
Real Estate Securities Trust Series I	73,582	70,579
Real Estate Securities Trust Series NAV	409,082	1,353,316
Real Return Bond Trust Series I	32,659	14,132
Real Return Bond Trust Series NAV	406,599	49,827
Science & Technology Trust Series I	107,116	30,812
Science & Technology Trust Series NAV	429,125	100,519
Short Term Government Income Trust Series I	20,742	57,276
Short Term Government Income Trust Series NAV	2,045,671	2,011,236
Small Cap Growth Trust Series I	24,979	11,720
Small Cap Growth Trust Series NAV	942,490	65,804
Small Cap Index Trust Series I	14,720	43,991
Small Cap Index Trust Series NAV	992,715	728,388
Small Cap Opportunities Trust Series I	85,508	40,841
Small Cap Opportunities Trust Series NAV	336,600	110,994
Small Cap Value Trust Series I	55,945	1,404
Small Cap Value Trust Series NAV	432,755	107,861
Small Company Value Trust Series I	44,804	98,999

(a)	Sub-account that invests in non-affiliated Trust.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
Small Company Value Trust Series NAV	$815,200	$56,990
Strategic Income Opportunities Trust Series I	15,202	99,714
Strategic Income Opportunities Trust Series NAV	6,557,071	8,197,777
Total Bond Market Trust B Series NAV	2,347,750	2,136,448
Total Return Trust Series I (b)	178,062	759,279
Total Return Trust Series NAV (b)	497,654	2,014,299
Total Stock Market Index Trust Series I	6,036	71,228
Total Stock Market Index Trust Series NAV	1,877,542	323,054
U.S. Equity Trust Series I	1,036	52,387
U.S. Equity Trust Series NAV	73,829	60,224
Ultra Short Term Bond Trust Series NAV	28,629	43,368
Utilities Trust Series I	53,111	20,583
Utilities Trust Series NAV	1,438,984	1,038,690
Value Trust Series I	39,242	84,129
Value Trust Series NAV	410,194	60,384

(b)	Terminated as an investment option and funds transferred to Core Bond Trust on April 27, 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund B Series NAV	2015		252	$43.20 to $ 27.01	$10,299	0.00% to 0.00%	1.89%	1.15% to 1.15%
	2014		207	42.71 to 26.70	8,236	0.00 to 0.00	1.73	13.43 to 9.85
	2013		193	37.65 to 23.54	6,764	0.00 to 0.00	2.17	32.03 to 32.02
	2012		165	28.52 to 17.83	4,351	0.00 to 0.00	1.13	15.80 to 8.03
	2011		120	24.63 to 15.40	2,949	0.00 to 0.00	2.13	1.87 to 1.86

Active Bond Trust Series I	2015		16	21.84 to 21.84	354	0.00 to 0.00	5.02	0.17 to 0.17
	2014		18	21.80 to 21.80	394	0.00 to 0.00	3.68	6.82 to 6.82
	2013		15	20.41 to 20.41	315	0.00 to 0.00	6.44	0.24 to 0.24
	2012		13	20.36 to 20.36	268	0.00 to 0.00	4.20	9.71 to 9.71
	2011		13	18.56 to 18.56	244	0.00 to 0.00	5.40	5.81 to 5.81

Active Bond Trust Series NAV	2015		13	71.15 to 71.15	954	0.00 to 0.00	5.60	0.12 to 0.12
	2014		9	71.07 to 71.07	653	0.00 to 0.00	3.64	6.97 to 2.79
	2013		10	66.44 to 66.44	654	0.00 to 0.00	5.99	0.19 to 0.19
	2012		9	66.31 to 66.31	610	0.00 to 0.00	5.15	9.76 to 5.32
	2011		5	60.42 to 60.42	296	0.00 to 0.00	11.40	5.97 to 5.97

All Cap Core Trust Series I	2015		17	17.47 to 17.47	296	0.00 to 0.00	0.96	2.59 to 2.59
	2014		17	17.03 to 17.03	293	0.00 to 0.00	0.92	9.65 to 9.65
	2013		19	15.53 to 15.53	299	0.00 to 0.00	1.34	34.31 to 34.31
	2012		37	11.56 to 11.56	429	0.00 to 0.00	1.15	16.57 to 16.57
	2011		37	9.92 to 9.92	371	0.00 to 0.00	1.03	0.42 to 0.42

All Cap Core Trust Series NAV	2015		5	20.76 to 20.76	111	0.00 to 0.00	1.10	2.64 to 2.64
	2014		5	20.23 to 20.23	94	0.00 to 0.00	1.02	9.68 to 7.59
	2013		4	18.44 to 18.44	83	0.00 to 0.00	1.38	34.44 to 34.44
	2012		4	13.72 to 13.72	55	0.00 to 0.00	0.24	16.62 to 10.44
	2011		83	11.76 to 11.76	979	0.00 to 0.00	1.62	0.40 to 0.40

Alpha Opportunities Trust Series I	2015		2	23.02 to 23.02	40	0.00 to 0.00	0.66	0.00 to 0.00
	2014	(f)	0	23.02 to 23.02	0	0.00 to 0.00	0.00	8.00 to 8.00

Alpha Opportunities Trust Series NAV	2015		5	24.36 to 24.36	133	0.00 to 0.00	0.71	(0.03) to (0.03)
	2014		5	24.37 to 24.37	124	0.00 to 0.00	0.67	8.12 to 6.15
	2013		4	22.54 to 22.54	93	0.00 to 0.00	0.92	35.58 to 35.58
	2012		3	16.63 to 16.63	49	0.00 to 0.00	0.12	21.38 to 9.62
	2011		63	13.70 to 13.70	863	0.00 to 0.00	0.28	(8.02) to (8.02)

American Asset Allocation Trust Series I	2015		151	15.38 to 15.38	2,326	0.00 to 0.00	2.26	1.06 to 1.06
	2014		138	15.22 to 15.22	2,101	0.00 to 0.00	1.80	5.05 to 3.82
	2013		104	14.49 to 14.49	1,506	0.00 to 0.00	1.24	23.30 to 23.30
	2012		88	11.75 to 11.75	1,032	0.00 to 0.00	1.94	15.77 to 8.80
	2011		56	10.15 to 10.15	569	0.00 to 0.00	2.05	0.91 to 0.91

American Global Growth Trust Series I	2015		13	15.66 to 15.66	205	0.00 to 0.00	2.12	6.64 to 6.64
	2014		9	14.68 to 14.68	131	0.00 to 0.00	0.90	3.55 to 1.97
	2013		6	14.40 to 14.40	82	0.00 to 0.00	1.04	28.63 to 28.63
	2012		4	11.19 to 11.19	39	0.00 to 0.00	0.54	22.12 to 13.48
	2011		2	9.17 to 9.17	15	0.00 to 0.00	2.45	(9.24) to (9.24)

American Growth Trust Series I	2015		100	33.93 to 22.54	2,411	0.00 to 0.00	0.25	6.44 to 6.44
	2014		101	31.88 to 21.17	2,281	0.00 to 0.00	0.79	8.14 to 7.90
	2013		117	29.48 to 19.58	2,499	0.00 to 0.00	0.57	29.61 to 29.61
	2012		117	22.75 to 15.11	1,952	0.00 to 0.00	0.38	17.49 to 8.11
	2011		175	19.36 to 12.86	2,370	0.00 to 0.00	0.27	(4.63) to (4.63)

American Growth-Income Trust Series I	2015		107	30.14 to 20.19	2,405	0.00 to 0.00	1.25	1.11 to 1.11
	2014		138	29.81 to 19.97	3,002	0.00 to 0.00	0.93	10.25 to 7.27
	2013		142	27.04 to 18.11	2,798	0.00 to 0.00	1.02	33.02 to 33.01
	2012		144	20.33 to 13.62	2,131	0.00 to 0.00	2.01	17.16 to 10.27
	2011		72	17.35 to 11.62	964	0.00 to 0.00	1.19	(2.09) to (2.10)

American International Trust Series I	2015		80	30.63 to 17.40	1,548	0.00 to 0.00	1.43	(4.82) to (4.82)
	2014		62	32.18 to 18.28	1,281	0.00 to 0.00	0.98	(3.05) to (4.20)
	2013		82	33.19 to 18.85	1,723	0.00 to 0.00	1.03	21.20 to 21.20
	2012		81	27.39 to 15.55	1,427	0.00 to 0.00	1.06	17.50 to 13.22
	2011		89	23.31 to 13.24	1,332	0.00 to 0.00	1.51	(14.34) to (14.34)

American New World Trust Series I	2015		24	15.47 to 15.47	368	0.00 to 0.00	1.69	(3.66) to (3.66)
	2014		22	16.05 to 16.05	351	0.00 to 0.00	0.86	(8.21) to (8.64)
	2013		20	17.49 to 17.49	345	0.00 to 0.00	1.22	10.89 to 10.89
	2012		14	15.77 to 15.77	219	0.00 to 0.00	0.64	17.37 to 12.53
	2011		13	13.44 to 13.44	172	0.00 to 0.00	2.18	(14.33) to (14.33)

Blue Chip Growth Trust Series I	2015		43	26.46 to 26.46	1,140	0.00 to 0.00	0.00	11.06 to 11.06
	2014		45	23.82 to 23.82	1,067	0.00 to 0.00	0.00	9.07 to 9.07
	2013		46	21.84 to 21.84	1,002	0.00 to 0.00	0.28	41.33 to 41.33
	2012		44	15.46 to 15.46	686	0.00 to 0.00	0.09	18.31 to 18.31
	2011		54	13.06 to 13.06	706	0.00 to 0.00	0.01	1.44 to 1.44

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Blue Chip Growth Trust Series NAV	2015		51	$135.88 to $ 135.88	$6,938	0.00% to 0.00%	0.00%	11.13% to 11.13%
	2014		29	122.28 to 122.28	3,576	0.00 to 0.00	0.00	11.16 to 9.11
	2013		25	112.07 to 112.07	2,796	0.00 to 0.00	0.32	41.43 to 41.43
	2012		37	79.24 to 79.24	2,896	0.00 to 0.00	0.13	18.39 to 5.30
	2011		50	66.93 to 66.93	3,327	0.00 to 0.00	0.02	1.45 to 1.45

Bond Trust Series I	2015		0	11.18 to 11.18	0	0.00 to 0.00	0.00	0.24 to 0.24
	2014		2	11.16 to 11.16	24	0.00 to 0.00	3.73	5.53 to 5.53
	2013		0	10.57 to 10.57	0	0.00 to 0.00	0.00	(1.36) to (1.36)
	2012		2	10.72 to 10.72	21	0.00 to 0.00	3.38	6.34 to 6.34
	2011		0	10.08 to 10.08	0	0.00 to 0.00	0.00	0.78 to 0.78

Bond Trust Series NAV	2015		23	11.20 to 11.20	255	0.00 to 0.00	2.87	0.30 to 0.30
	2014		41	11.17 to 11.17	453	0.00 to 0.00	2.95	5.59 to 2.50
	2013		17	10.58 to 10.58	185	0.00 to 0.00	2.99	(1.32) to (1.32)
	2012		18	10.72 to 10.72	198	0.00 to 0.00	2.96	6.31 to 2.99
	2011		17	10.08 to 10.08	167	0.00 to 0.00	14.80	0.82 to 0.82

Capital Appreciation Trust Series I	2015		12	27.61 to 27.61	329	0.00 to 0.00	0.00	11.45 to 11.45
	2014		14	24.78 to 24.78	349	0.00 to 0.00	0.05	9.65 to 9.65
	2013		15	22.60 to 22.60	343	0.00 to 0.00	0.24	37.41 to 37.41
	2012		22	16.44 to 16.44	358	0.00 to 0.00	0.16	15.98 to 15.98
	2011		17	14.18 to 14.18	244	0.00 to 0.00	0.07	0.07 to 0.07

Capital Appreciation Trust Series NAV	2015		154	27.11 to 27.11	4,175	0.00 to 0.00	0.02	11.47 to 11.47
	2014		182	24.32 to 24.32	4,417	0.00 to 0.00	0.08	11.81 to 9.68
	2013		216	22.17 to 22.17	4,798	0.00 to 0.00	0.26	37.50 to 37.50
	2012		224	16.13 to 16.13	3,613	0.00 to 0.00	0.24	16.03 to 3.07
	2011		20	13.90 to 13.90	274	0.00 to 0.00	0.15	0.11 to 0.11

Capital Appreciation Value Trust Series I	2015		0	18.41 to 18.41	0	0.00 to 0.00	1.10	5.28 to 5.28
	2014	(f)	0	17.48 to 17.48	1	0.00 to 0.00	5.47	12.22 to 12.22

Capital Appreciation Value Trust Series NAV	2015		104	18.46 to 18.46	1,928	0.00 to 0.00	1.27	5.27 to 5.27
	2014		89	17.54 to 17.54	1,562	0.00 to 0.00	1.69	12.38 to 7.58
	2013		71	15.60 to 15.60	1,110	0.00 to 0.00	1.39	22.29 to 22.29
	2012		66	12.76 to 12.76	840	0.00 to 0.00	1.68	14.77 to 7.74
	2011		50	11.12 to 11.12	551	0.00 to 0.00	2.52	3.09 to 3.09

Core Bond Trust Series I	2015		39	20.31 to 20.31	788	0.00 to 0.00	2.22	0.31 to 0.31
	2014		7	20.25 to 20.25	141	0.00 to 0.00	2.93	5.93 to 5.93
	2013		7	19.11 to 19.11	136	0.00 to 0.00	2.13	(2.15) to (2.15)
	2012		7	19.53 to 19.53	141	0.00 to 0.00	2.67	6.46 to 6.46
	2011		8	18.35 to 18.35	146	0.00 to 0.00	3.31	8.32 to 8.32

Core Bond Trust Series NAV	2015		128	16.32 to 16.32	2,095	0.00 to 0.00	2.29	0.36 to 0.36
	2014		27	16.26 to 16.26	437	0.00 to 0.00	2.82	6.01 to 2.87
	2013		33	15.34 to 15.34	503	0.00 to 0.00	2.25	(2.12) to (2.12)
	2012		30	15.67 to 15.67	470	0.00 to 0.00	1.81	6.54 to 3.76
	2011		12	14.71 to 14.71	177	0.00 to 0.00	3.79	8.32 to 8.32

Core Strategy Trust Series NAV	2015		482	14.73 to 14.73	7,097	0.00 to 0.00	2.41	(0.06) to (0.06)
	2014		449	14.73 to 14.73	6,620	0.00 to 0.00	2.63	6.14 to 3.30
	2013		406	13.88 to 13.88	5,637	0.00 to 0.00	1.15	19.29 to 19.29
	2012		222	11.64 to 11.64	2,580	0.00 to 0.00	2.47	12.58 to 7.54
	2011		381	10.34 to 10.34	3,933	0.00 to 0.00	2.63	0.19 to 0.19

Emerging Markets Value Trust Series I	2015		4	11.41 to 11.41	43	0.00 to 0.00	2.40	(19.07) to (19.07)
	2014		0	14.10 to 14.10	5	0.00 to 0.00	1.85	(5.50) to (5.50)
	2013		0	14.93 to 14.93	6	0.00 to 0.00	1.28	(3.22) to (3.22)
	2012		0	15.42 to 15.42	7	0.00 to 0.00	0.83	18.53 to 18.53
	2011		2	13.01 to 13.01	26	0.00 to 0.00	1.51	(27.06) to (27.06)

Emerging Markets Value Trust Series NAV	2015		84	9.17 to 9.17	766	0.00 to 0.00	1.54	(19.05) to (19.05)
	2014		229	11.32 to 11.32	2,590	0.00 to 0.00	1.85	(5.37) to (7.51)
	2013		247	11.97 to 11.97	2,956	0.00 to 0.00	1.35	(3.18) to (3.18)
	2012		240	12.36 to 12.36	2,970	0.00 to 0.00	1.20	18.49 to 14.09
	2011		178	10.43 to 10.43	1,853	0.00 to 0.00	2.45	(27.02) to (27.02)

Equity-Income Trust Series I	2015		20	25.88 to 25.88	517	0.00 to 0.00	1.86	(6.75) to (6.75)
	2014		23	27.75 to 27.75	630	0.00 to 0.00	1.69	7.47 to 7.47
	2013		31	25.82 to 25.82	806	0.00 to 0.00	1.85	30.04 to 30.04
	2012		35	19.86 to 19.86	698	0.00 to 0.00	2.12	17.36 to 17.36
	2011		35	16.92 to 16.92	589	0.00 to 0.00	2.09	(0.81) to (0.81)

Equity-Income Trust Series NAV	2015		106	42.79 to 42.79	4,555	0.00 to 0.00	1.74	(6.66) to (6.66)
	2014		146	45.85 to 45.85	6,715	0.00 to 0.00	1.82	7.55 to 4.38
	2013		162	42.63 to 42.63	6,921	0.00 to 0.00	2.00	30.05 to 30.05
	2012		184	32.78 to 32.78	6,016	0.00 to 0.00	2.46	17.47 to 10.80
	2011		66	27.90 to 27.90	1,835	0.00 to 0.00	2.22	(0.76) to (0.76)

Financial Industries Trust Series I	2015		7	23.03 to 23.03	150	0.00 to 0.00	1.00	(2.65) to (2.65)
	2014		6	23.65 to 23.65	141	0.00 to 0.00	0.70	8.65 to 8.65

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Financial Industries Trust Series I	2013	7	$21.77 to $ 21.77	$142	0.00% to 0.00%	0.65%	30.75% to 30.75%
	2012	7	16.65 to 16.65	111	0.00 to 0.00	0.80	18.05 to 18.05
	2011	7	14.10 to 14.10	97	0.00 to 0.00	1.61	(9.51) to (9.51)

Financial Industries Trust Series NAV	2015	18	27.73 to 27.73	491	0.00 to 0.00	1.08	(2.58) to (2.58)
	2014	17	28.46 to 28.46	488	0.00 to 0.00	0.78	8.64 to 6.56
	2013	17	26.20 to 26.20	447	0.00 to 0.00	0.74	30.86 to 30.86
	2012	16	20.02 to 20.02	312	0.00 to 0.00	0.68	18.03 to 8.06
	2011	21	16.96 to 16.96	356	0.00 to 0.00	1.37	(9.39) to (9.39)

Franklin Templeton Founding Allocation Trust Series I	2015	0	13.67 to 13.67	1	0.00 to 0.00	2.45	(5.80) to (5.80)
	2014	0	14.51 to 14.51	2	0.00 to 0.00	2.94	3.01 to 3.01
	2013	0	14.09 to 14.09	2	0.00 to 0.00	21.24	24.43 to 24.43
	2012	0	11.32 to 11.32	0	0.00 to 0.00	0.00	16.26 to 16.26
	2011	0	9.74 to 9.74	0	0.00 to 0.00	0.00	(1.41) to (1.41)

Franklin Templeton Founding Allocation Trust Series NAV	2015	200	13.71 to 13.71	2,743	0.00 to 0.00	3.11	(5.75) to (5.75)
	2014	168	14.55 to 14.55	2,450	0.00 to 0.00	3.55	3.06 to (1.98)
	2013	134	14.12 to 14.12	1,891	0.00 to 0.00	2.82	24.51 to 24.51
	2012	107	11.34 to 11.34	1,216	0.00 to 0.00	4.11	16.33 to 12.32
	2011	63	9.75 to 9.75	616	0.00 to 0.00	4.91	(1.45) to (1.45)

Fundamental All Cap Core Trust Series I	2015	0	37.93 to 37.93	4	0.00 to 0.00	0.00	4.01 to 4.01
	2014	1	36.47 to 36.47	39	0.00 to 0.00	0.41	9.75 to 9.75
	2013	1	33.23 to 33.23	35	0.00 to 0.00	0.34	35.88 to 35.88
	2012	0	24.46 to 24.46	0	0.00 to 0.00	0.47	23.52 to 23.52
	2011	0	19.80 to 19.80	1	0.00 to 0.00	0.75	(2.08) to (2.08)

Fundamental All Cap Core Trust Series NAV	2015	18	22.55 to 22.55	414	0.00 to 0.00	0.00	4.09 to 4.09
	2014	16	21.66 to 21.66	352	0.00 to 0.00	0.44	11.86 to 9.81
	2013	27	19.73 to 19.73	531	0.00 to 0.00	1.14	35.87 to 35.87
	2012	12	14.52 to 14.52	173	0.00 to 0.00	0.35	23.67 to 15.03
	2011	89	11.74 to 11.74	1,044	0.00 to 0.00	1.32	(2.02) to (2.02)

Fundamental Large Cap Value Trust Series I	2015	29	28.05 to 28.05	801	0.00 to 0.00	1.02	(1.11) to (1.11)
	2014	32	28.36 to 28.36	900	0.00 to 0.00	1.59	10.61 to 10.61
	2013	5	25.64 to 25.64	135	0.00 to 0.00	0.00	32.41 to 32.41
	2012	0	19.36 to 19.36	0	0.00 to 0.00	0.00	24.43 to 24.43

Fundamental Large Cap Value Trust Series NAV	2015	111	19.75 to 19.75	2,187	0.00 to 0.00	1.13	(1.06) to (1.06)
	2014	105	19.96 to 19.96	2,105	0.00 to 0.00	0.87	10.66 to 7.82
	2013	69	18.04 to 18.04	1,252	0.00 to 0.00	1.49	32.46 to 32.46
	2012	3	13.62 to 13.62	35	0.00 to 0.00	2.01	24.48 to 16.71
	2011	1	10.94 to 10.94	13	0.00 to 0.00	1.09	1.90 to 1.90

Fundamental Value Trust Series I	2014	0	26.08 to 26.08	0	0.00 to 0.00	1.95	6.99 to 6.99
	2013	25	24.37 to 24.37	618	0.00 to 0.00	1.33	33.52 to 33.52
	2012	27	18.25 to 18.25	491	0.00 to 0.00	0.85	13.38 to 13.38
	2011	38	16.10 to 16.10	608	0.00 to 0.00	0.86	(3.78) to (3.78)

Fundamental Value Trust Series NAV	2014	0	18.67 to 18.67	0	0.00 to 0.00	2.05	7.01 to 5.55
	2013	17	17.45 to 17.45	290	0.00 to 0.00	1.36	33.62 to 33.62
	2012	27	13.06 to 13.06	353	0.00 to 0.00	1.06	13.40 to 6.37
	2011	25	11.52 to 11.52	290	0.00 to 0.00	0.82	(3.74) to (3.74)

Global Bond Trust Series I	2015	10	20.80 to 20.80	207	0.00 to 0.00	2.60	(3.50) to (3.50)
	2014	8	21.56 to 21.56	180	0.00 to 0.00	0.98	2.28 to 2.28
	2013	8	21.08 to 21.08	170	0.00 to 0.00	0.42	(5.42) to (5.42)
	2012	11	22.28 to 22.28	235	0.00 to 0.00	6.83	7.03 to 7.03
	2011	13	20.82 to 20.82	274	0.00 to 0.00	6.18	9.08 to 9.08

Global Bond Trust Series NAV	2015	32	29.73 to 29.73	946	0.00 to 0.00	2.69	(3.51) to (3.51)
	2014	33	30.81 to 30.81	1,021	0.00 to 0.00	1.05	2.42 to (1.88)
	2013	31	30.08 to 30.08	921	0.00 to 0.00	0.34	(5.54) to (5.54)
	2012	56	31.84 to 31.84	1,783	0.00 to 0.00	8.14	7.15 to 4.53
	2011	24	29.72 to 29.72	719	0.00 to 0.00	6.68	9.08 to 9.08

Global Trust Series I	2015	10	17.68 to 17.68	184	0.00 to 0.00	1.86	(6.42) to (6.42)
	2014	11	18.89 to 18.89	216	0.00 to 0.00	3.82	(2.60) to (2.60)
	2013	5	19.40 to 19.40	103	0.00 to 0.00	0.27	31.08 to 31.08
	2012	65	14.80 to 14.80	957	0.00 to 0.00	2.18	21.75 to 21.75
	2011	67	12.15 to 12.15	814	0.00 to 0.00	2.08	(6.00) to (6.00)

Global Trust Series NAV	2015	66	16.17 to 16.17	1,073	0.00 to 0.00	1.97	(6.33) to (6.33)
	2014	67	17.26 to 17.26	1,165	0.00 to 0.00	7.93	(2.51) to (6.31)
	2013	7	17.70 to 17.70	130	0.00 to 0.00	1.77	31.04 to 31.04
	2012	5	13.51 to 13.51	69	0.00 to 0.00	2.10	21.82 to 18.78
	2011	6	11.09 to 11.09	65	0.00 to 0.00	2.19	(5.96) to (5.96)

Health Sciences Trust Series I	2015	4	77.81 to 77.81	346	0.00 to 0.00	0.00	12.69 to 12.69
	2014	5	69.05 to 69.05	349	0.00 to 0.00	0.00	31.83 to 31.83
	2013	6	52.38 to 52.38	293	0.00 to 0.00	0.00	51.07 to 51.07
	2012	6	34.67 to 34.67	210	0.00 to 0.00	0.00	31.95 to 31.95
	2011	7	26.28 to 26.28	184	0.00 to 0.00	0.00	10.57 to 10.57

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Health Sciences Trust Series NAV	2015	40	$60.67 to $ 60.67	$2,419	0.00% to 0.00%	0.00%	12.76% to 12.76%
	2014	18	53.81 to 53.81	965	0.00 to 0.00	0.00	31.85 to 25.97
	2013	20	40.81 to 40.81	833	0.00 to 0.00	0.00	51.24 to 51.24
	2012	16	26.99 to 26.99	434	0.00 to 0.00	0.00	31.93 to 12.19
	2011	8	20.45 to 20.45	172	0.00 to 0.00	0.00	10.66 to 10.66

High Yield Trust Series I	2015	14	20.47 to 20.47	285	0.00 to 0.00	7.50	(8.31) to (8.31)
	2014	14	22.32 to 22.32	309	0.00 to 0.00	7.16	0.12 to 0.12
	2013	10	22.30 to 22.30	230	0.00 to 0.00	6.83	8.53 to 8.53
	2012	11	20.54 to 20.54	235	0.00 to 0.00	7.93	18.98 to 18.98
	2011	11	17.27 to 17.27	198	0.00 to 0.00	8.79	0.90 to 0.90

High Yield Trust Series NAV	2015	79	19.36 to 19.36	1,524	0.00 to 0.00	7.51	(8.38) to (8.38)
	2014	78	21.14 to 21.14	1,652	0.00 to 0.00	6.91	0.00 to (3.67)
	2013	74	21.14 to 21.14	1,571	0.00 to 0.00	3.08	8.68 to 8.68
	2012	300	19.45 to 19.45	5,836	0.00 to 0.00	9.08	19.07 to 9.73
	2011	135	16.33 to 16.33	2,210	0.00 to 0.00	10.00	1.14 to 1.14

International Core Trust Series I	2015	10	14.30 to 14.30	148	0.00 to 0.00	3.22	(5.45) to (5.45)
	2014	9	15.13 to 15.13	129	0.00 to 0.00	4.23	(6.70) to (6.70)
	2013	5	16.21 to 16.21	78	0.00 to 0.00	2.80	24.99 to 24.99
	2012	6	12.97 to 12.97	80	0.00 to 0.00	2.96	15.05 to 15.05
	2011	6	11.28 to 11.28	71	0.00 to 0.00	2.08	(9.57) to (9.57)

International Core Trust Series NAV	2015	78	15.21 to 15.21	1,192	0.00 to 0.00	3.16	(5.32) to (5.32)
	2014	44	16.07 to 16.07	712	0.00 to 0.00	4.71	(6.76) to (11.03)
	2013	22	17.23 to 17.23	374	0.00 to 0.00	3.16	25.13 to 25.13
	2012	41	13.77 to 13.77	559	0.00 to 0.00	3.11	16.10 to 15.16
	2011	52	11.96 to 11.96	619	0.00 to 0.00	3.03	(9.55) to (9.55)

International Equity Index Trust B Series I	2015	20	10.90 to 10.90	217	0.00 to 0.00	2.38	(5.91) to (5.91)
	2014	21	11.58 to 11.58	239	0.00 to 0.00	3.03	(4.61) to (4.61)
	2013	23	12.14 to 12.14	279	0.00 to 0.00	2.50	14.56 to 14.56
	2012	25	10.60 to 10.60	262	0.00 to 0.00	6.95	6.02 to 6.02

International Equity Index Trust B Series NAV	2015	143	42.78 to 42.78	6,099	0.00 to 0.00	2.85	(5.80) to (5.80)
	2014	84	45.42 to 45.42	3,809	0.00 to 0.00	2.94	(4.57) to (7.23)
	2013	98	47.59 to 47.59	4,652	0.00 to 0.00	2.52	14.54 to 14.54
	2012	102	41.55 to 41.55	4,222	0.00 to 0.00	1.30	17.76 to 15.48
	2011	112	35.28 to 35.28	3,963	0.00 to 0.00	4.79	(13.99) to (13.99)

International Growth Stock Trust Series I	2015	13	12.14 to 12.14	156	0.00 to 0.00	1.74	(2.27) to (2.27)
	2014	12	12.42 to 12.42	155	0.00 to 0.00	1.73	0.20 to 0.20
	2013	17	12.40 to 12.40	210	0.00 to 0.00	1.25	19.10 to 19.10
	2012	16	10.41 to 10.41	169	0.00 to 0.00	4.01	4.08 to 4.08

International Growth Stock Trust Series NAV	2015	41	12.16 to 12.16	493	0.00 to 0.00	1.82	(2.23) to (2.23)
	2014	37	12.43 to 12.43	463	0.00 to 0.00	1.72	0.19 to (2.81)
	2013	52	12.41 to 12.41	639	0.00 to 0.00	1.23	19.18 to 19.18
	2012	54	10.41 to 10.41	557	0.00 to 0.00	4.25	4.12 to 4.12

International Small Company Trust Series I	2015	2	15.09 to 15.09	35	0.00 to 0.00	1.78	6.54 to 6.54
	2014	3	14.17 to 14.17	38	0.00 to 0.00	1.19	(6.89) to (6.89)
	2013	3	15.22 to 15.22	50	0.00 to 0.00	1.89	26.34 to 26.34
	2012	3	12.04 to 12.04	42	0.00 to 0.00	1.26	19.20 to 19.20
	2011	6	10.10 to 10.10	56	0.00 to 0.00	1.60	(16.23) to (16.23)

International Small Company Trust Series NAV	2015	65	15.14 to 15.14	985	0.00 to 0.00	1.85	6.68 to 6.68
	2014	45	14.19 to 14.19	640	0.00 to 0.00	1.56	(6.85) to (10.48)
	2013	31	15.23 to 15.23	465	0.00 to 0.00	2.04	26.30 to 26.30
	2012	27	12.06 to 12.06	325	0.00 to 0.00	0.93	19.23 to 12.82
	2011	87	10.12 to 10.12	879	0.00 to 0.00	1.82	(16.18) to (16.18)

International Value Trust Series I	2015	10	22.08 to 22.08	215	0.00 to 0.00	1.72	(7.81) to (7.81)
	2014	11	23.95 to 23.95	253	0.00 to 0.00	2.73	(12.51) to (12.51)
	2013	12	27.37 to 27.37	331	0.00 to 0.00	0.79	26.15 to 26.15
	2012	48	21.70 to 21.70	1,038	0.00 to 0.00	2.76	19.38 to 19.38
	2011	47	18.18 to 18.18	862	0.00 to 0.00	2.49	(12.85) to (12.85)

International Value Trust Series NAV	2015	40	14.25 to 14.25	576	0.00 to 0.00	1.80	(7.72) to (7.72)
	2014	57	15.44 to 15.44	877	0.00 to 0.00	3.29	(12.47) to (14.40)
	2013	24	17.64 to 17.64	429	0.00 to 0.00	1.95	26.21 to 26.21
	2012	20	13.98 to 13.98	285	0.00 to 0.00	2.82	19.59 to 19.36
	2011	28	11.71 to 11.71	326	0.00 to 0.00	1.69	(12.80) to (12.80)

Investment Quality Bond Trust Series I	2015	10	22.88 to 22.88	236	0.00 to 0.00	1.86	(0.82) to (0.82)
	2014	12	23.06 to 23.06	286	0.00 to 0.00	3.24	5.47 to 5.47
	2013	10	21.87 to 21.87	222	0.00 to 0.00	3.90	(1.92) to (1.92)
	2012	10	22.29 to 22.29	218	0.00 to 0.00	1.92	7.59 to 7.59
	2011	12	20.72 to 20.72	241	0.00 to 0.00	4.12	8.07 to 8.07

Investment Quality Bond Trust Series NAV	2015	16	15.87 to 15.87	253	0.00 to 0.00	1.72	(0.68) to (0.68)
	2014	20	15.98 to 15.98	316	0.00 to 0.00	4.08	5.54 to 2.04

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Investment Quality Bond Trust Series NAV	2013		10	$15.14 to $ 15.14	$157	0.00% to 0.00%	0.41%	(1.88)% to (1.88)%
	2012		158	15.43 to 15.43	2,439	0.00 to 0.00	3.52	7.66 to 4.09
	2011		9	14.33 to 14.33	129	0.00 to 0.00	2.78	8.06 to 8.06

Lifestyle Aggressive MVP Series I	2015		22	19.23 to 19.23	421	0.00 to 0.00	1.38	(5.85) to (5.85)
	2014		32	20.43 to 20.43	654	0.00 to 0.00	2.92	1.40 to 1.40
	2013		30	20.14 to 20.14	607	0.00 to 0.00	2.58	26.72 to 26.72
	2012		28	15.90 to 15.90	452	0.00 to 0.00	1.50	16.61 to 16.61
	2011		25	13.63 to 13.63	342	0.00 to 0.00	1.80	(6.50) to (6.50)

Lifestyle Aggressive MVP Series NAV	2015		673	17.59 to 17.59	11,834	0.00 to 0.00	2.23	(5.79) to (5.79)
	2014		578	18.67 to 18.67	10,794	0.00 to 0.00	3.04	1.54 to 0.53
	2013		532	18.39 to 18.39	9,781	0.00 to 0.00	2.74	26.77 to 26.77
	2012		569	14.51 to 14.51	8,248	0.00 to 0.00	1.68	16.67 to 9.51
	2011		395	12.43 to 12.43	4,906	0.00 to 0.00	1.85	(6.46) to (6.46)

Lifestyle Aggressive Trust PS Series NAlV	2015		0	10.63 to 10.63	1	0.00 to 0.00	2.01	(1.51) to (1.51)
	2014	(f)	0	10.80 to 10.80	1	0.00 to 0.00	3.98	5.46 to 5.46

Lifestyle Balanced MVP Series I	2015		215	22.88 to 22.88	4,907	0.00 to 0.00	2.42	(2.25) to (2.25)
	2014		220	23.40 to 23.40	5,157	0.00 to 0.00	2.87	4.29 to 4.29
	2013		225	22.44 to 22.44	5,048	0.00 to 0.00	2.86	12.79 to 12.79
	2012		231	19.90 to 19.90	4,592	0.00 to 0.00	2.28	11.87 to 11.87
	2011		239	17.79 to 17.79	4,258	0.00 to 0.00	3.33	0.63 to 0.63

Lifestyle Balanced MVP Series NAV	2015		1,939	17.18 to 17.18	33,314	0.00 to 0.00	2.63	(2.20) to (2.20)
	2014		1,770	17.57 to 17.57	31,088	0.00 to 0.00	3.14	4.25 to 1.81
	2013		1,553	16.85 to 16.85	26,170	0.00 to 0.00	3.07	12.89 to 12.89
	2012		1,423	14.93 to 14.93	21,243	0.00 to 0.00	2.62	11.90 to 6.76
	2011		1,039	13.34 to 13.34	13,853	0.00 to 0.00	3.79	0.67 to 0.67

Lifestyle Balanced Trust PS Series NAV	2015		56	10.73 to 10.73	600	0.00 to 0.00	3.19	0.10 to 0.10
	2014	(f)	27	10.72 to 10.72	293	0.00 to 0.00	10.52	5.94 to 5.94

Lifestyle Conservative MVP Series I	2015		6	23.10 to 23.10	135	0.00 to 0.00	2.49	0.05 to 0.05
	2014		7	23.08 to 23.08	153	0.00 to 0.00	2.83	5.01 to 5.01
	2013		7	21.98 to 21.98	149	0.00 to 0.00	3.50	3.88 to 3.88
	2012		7	21.16 to 21.16	147	0.00 to 0.00	2.87	8.52 to 8.52
	2011		7	19.50 to 19.50	140	0.00 to 0.00	4.70	4.23 to 4.23

Lifestyle Conservative MVP Series NAV	2015		180	16.43 to 16.43	2,960	0.00 to 0.00	2.79	0.18 to 0.18
	2014		183	16.40 to 16.40	3,001	0.00 to 0.00	2.73	4.98 to 2.14
	2013		214	15.62 to 15.62	3,346	0.00 to 0.00	3.65	3.99 to 3.99
	2012		232	15.02 to 15.02	3,482	0.00 to 0.00	3.29	8.55 to 4.72
	2011		161	13.84 to 13.84	2,224	0.00 to 0.00	5.16	4.27 to 4.27

Lifestyle Conservative Trust PS Series NAV	2015		7	10.61 to 10.61	75	0.00 to 0.00	2.96	0.22 to 0.22
	2014	(f)	5	10.59 to 10.59	57	0.00 to 0.00	11.74	5.67 to 5.67

Lifestyle Growth MVP Series I	2015		101	20.87 to 20.87	2,116	0.00 to 0.00	2.16	(4.53) to (4.53)
	2014		104	21.86 to 21.86	2,279	0.00 to 0.00	2.76	2.16 to 2.16
	2013		106	21.40 to 21.40	2,272	0.00 to 0.00	2.54	19.34 to 19.34
	2012		106	17.93 to 17.93	1,897	0.00 to 0.00	1.87	13.87 to 13.87
	2011		106	15.74 to 15.74	1,667	0.00 to 0.00	2.81	(1.60) to (1.60)

Lifestyle Growth MVP Series NAV	2015		1,837	17.20 to 17.20	31,597	0.00 to 0.00	2.31	(4.55) to (4.55)
	2014		1,752	18.02 to 18.02	31,572	0.00 to 0.00	3.00	2.28 to 0.59
	2013		1,626	17.62 to 17.62	28,644	0.00 to 0.00	2.71	19.38 to 19.38
	2012		1,480	14.76 to 14.76	21,846	0.00 to 0.00	2.00	13.91 to 7.98
	2011		1,453	12.96 to 12.96	18,831	0.00 to 0.00	2.82	(1.55) to (1.55)

Lifestyle Growth Trust PS Series NAV	2015		73	10.81 to 10.81	786	0.00 to 0.00	3.37	0.00 to 0.00
	2014	f)	28	10.81 to 10.81	297	0.00 to 0.00	11.24	6.23 to 6.23

Lifestyle Moderate MVP Series I	2015		38	23.11 to 23.11	880	0.00 to 0.00	2.49	(0.91) to (0.91)
	2014		40	23.32 to 23.32	943	0.00 to 0.00	2.83	4.94 to 4.94
	2013		43	22.22 to 22.22	961	0.00 to 0.00	2.93	10.22 to 10.22
	2012		45	20.16 to 20.16	910	0.00 to 0.00	2.38	10.67 to 10.67
	2011		52	18.22 to 18.22	951	0.00 to 0.00	3.67	2.33 to 2.33

Lifestyle Moderate MVP Series NAV	2015		443	17.13 to 17.13	7,592	0.00 to 0.00	2.66	(0.86) to (0.86)
	2014		355	17.27 to 17.27	6,125	0.00 to 0.00	3.03	4.99 to 2.38
	2013		345	16.45 to 16.45	5,683	0.00 to 0.00	3.70	10.26 to 10.26
	2012		270	14.92 to 14.92	4,035	0.00 to 0.00	1.66	10.70 to 5.97
	2011		1,139	13.48 to 13.48	15,358	0.00 to 0.00	5.20	2.38 to 2.38

Lifestyle Moderate Trust PS Series NAV	2015		37	10.69 to 10.69	399	0.00 to 0.00	3.16	0.14 to 0.14
	2014	(f)	21	10.68 to 10.68	227	0.00 to 0.00	9.70	5.88 to 5.88

M Capital Appreciation(e)	2015		4	79.47 to 79.47	309	0.00 to 0.00	0.00	(6.58) to (6.58)
	2014		2	85.07 to 85.07	169	0.00 to 0.00	0.00	12.42 to 9.01
	2013		1	75.67 to 75.67	55	0.00 to 0.00	0.00	39.20 to 39.20
	2012		0	54.36 to 54.36	5	0.00 to 0.00	0.39	17.43 to 8.43
	2011		0	46.29 to 46.29	3	0.00 to 0.00	0.00	(7.22) to (7.22)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
M International Equity (e)	2015	13	$31.74 to $ 31.74	$415	0.00% to 0.00%	2.01%	(3.94)% to (3.94)%
	2014	8	33.05 to 33.05	253	0.00 to 0.00	3.55	(7.06) to (10.07)
	2013	3	35.56 to 35.56	111	0.00 to 0.00	3.81	16.32 to 16.32
	2012	1	30.57 to 30.57	39	0.00 to 0.00	2.44	20.68 to 14.03
	2011	1	25.33 to 25.33	26	0.00 to 0.00	2.86	(13.56) to (13.56)

M Large Cap Growth (e)	2015	10	54.08 to 54.08	555	0.00 to 0.00	0.03	7.70 to 7.70
	2014	6	50.21 to 50.21	306	0.00 to 0.00	0.06	12.53 to 10.21
	2013	3	45.56 to 45.56	136	0.00 to 0.00	0.61	36.15 to 36.15
	2012	2	33.46 to 33.46	56	0.00 to 0.00	0.05	19.31 to 7.49
	2011	1	28.04 to 28.04	33	0.00 to 0.00	0.00	(0.80) to (0.80)

M Large Cap Value (e)	2015	27	23.69 to 23.69	628	0.00 to 0.00	1.63	(0.66) to (0.66)
	2014	14	23.85 to 23.85	323	0.00 to 0.00	2.01	9.68 to 5.84
	2013	4	21.75 to 21.75	85	0.00 to 0.00	3.52	34.22 to 34.22
	2012	1	16.20 to 16.20	21	0.00 to 0.00	0.88	17.29 to 10.97
	2011	1	13.81 to 13.81	15	0.00 to 0.00	0.39	(4.11) to (4.11)

Mid Cap Index Trust Series I	2015	7	40.99 to 40.99	289	0.00 to 0.00	1.08	(2.60) to (2.60)
	2014	7	42.08 to 42.08	299	0.00 to 0.00	0.96	9.35 to 9.35
	2013	9	38.49 to 38.49	334	0.00 to 0.00	1.08	33.03 to 33.03
	2012	8	28.93 to 28.93	243	0.00 to 0.00	1.47	17.48 to 17.48
	2011	9	24.63 to 24.63	213	0.00 to 0.00	0.67	(2.25) to (2.25)

Mid Cap Index Trust Series NAV	2015	118	26.89 to 26.89	3,174	0.00 to 0.00	1.08	(2.54) to (2.54)
	2014	128	27.60 to 27.60	3,524	0.00 to 0.00	1.00	9.40 to 6.47
	2013	145	25.23 to 25.23	3,653	0.00 to 0.00	1.18	33.09 to 33.09
	2012	139	18.95 to 18.95	2,630	0.00 to 0.00	1.69	17.54 to 8.00
	2011	70	16.13 to 16.13	1,132	0.00 to 0.00	0.62	(2.14) to (2.14)

Mid Cap Stock Trust Series I	2015	10	34.88 to 34.88	347	0.00 to 0.00	0.00	3.00 to 3.00
	2014	13	33.87 to 33.87	437	0.00 to 0.00	0.11	8.02 to 8.02
	2013	13	31.35 to 31.35	392	0.00 to 0.00	0.04	36.82 to 36.82
	2012	13	22.92 to 22.92	296	0.00 to 0.00	0.00	22.21 to 22.21
	2011	14	18.75 to 18.75	256	0.00 to 0.00	0.00	(9.20) to (9.20)

Mid Cap Stock Trust Series NAV	2015	16	75.96 to 75.96	1,206	0.00 to 0.00	0.00	3.04 to 3.04
	2014	14	73.72 to 73.72	1,049	0.00 to 0.00	0.15	9.25 to 8.11
	2013	13	68.19 to 68.19	912	0.00 to 0.00	0.07	36.84 to 36.84
	2012	18	49.83 to 49.83	887	0.00 to 0.00	0.00	22.34 to 8.31
	2011	15	40.73 to 40.73	631	0.00 to 0.00	0.00	(9.16) to (9.16)

Mid Value Trust Series I	2015	9	25.09 to 25.09	219	0.00 to 0.00	1.12	(3.43) to (3.43)
	2014	10	25.98 to 25.98	248	0.00 to 0.00	0.74	10.60 to 10.60
	2013	10	23.49 to 23.49	227	0.00 to 0.00	1.06	31.39 to 31.39
	2012	11	17.88 to 17.88	204	0.00 to 0.00	0.82	19.53 to 19.53
	2011	15	14.96 to 14.96	228	0.00 to 0.00	0.77	(4.93) to (4.93)

Mid Value Trust Series NAV	2015	17	38.55 to 38.55	649	0.00 to 0.00	1.20	(3.41) to (3.41)
	2014	16	39.91 to 39.91	651	0.00 to 0.00	0.68	10.70 to 4.90
	2013	26	36.05 to 36.05	949	0.00 to 0.00	1.10	31.47 to 31.47
	2012	44	27.42 to 27.42	1,196	0.00 to 0.00	1.00	19.54 to 12.75
	2011	35	22.94 to 22.94	813	0.00 to 0.00	0.57	(4.80) to (4.80)

Money Market Trust B Series NAV	2015	299	17.37 to 17.37	5,198	0.00 to 0.00	0.00	0.00 to 0.00
	2014	279	17.37 to 17.37	4,846	0.00 to 0.00	0.00	0.00 to 0.00
	2013	376	17.37 to 17.37	6,537	0.00 to 0.00	0.01	0.01 to 0.01
	2012	438	17.37 to 17.37	7,610	0.00 to 0.00	0.04	0.03 to 0.03
	2011	492	17.36 to 17.36	8,536	0.00 to 0.00	0.00	0.08 to 0.08

Money Market Trust Series I	2015	170	13.46 to 13.46	2,285	0.00 to 0.00	0.00	0.00 to 0.00
	2014	202	13.46 to 13.46	2,725	0.00 to 0.00	0.00	0.00 to 0.00
	2013	203	13.46 to 13.46	2,731	0.00 to 0.00	0.00	0.01 to 0.01
	2012	74	13.46 to 13.46	1,002	0.00 to 0.00	0.00	0.01 to 0.01
	2011	108	13.46 to 13.46	1,451	0.00 to 0.00	0.00	0.07 to 0.07

Natural Resources Trust Series I	2014	0	38.15 to 38.15	0	0.00 to 0.00	1.53	(7.78) to (7.78)
	2013	4	41.37 to 41.37	163	0.00 to 0.00	0.61	2.97 to 2.97
	2012	4	40.18 to 40.18	161	0.00 to 0.00	0.78	0.52 to 0.52
	2011	5	39.97 to 39.97	180	0.00 to 0.00	0.51	(20.29) to (20.29)

Natural Resources Trust Series NAV	2014	0	16.13 to 16.13	0	0.00 to 0.00	1.65	(7.74) to (16.68)
	2013	64	17.49 to 17.49	1,128	0.00 to 0.00	0.62	3.07 to 3.07
	2012	65	16.97 to 16.97	1,110	0.00 to 0.00	0.97	7.03 to 0.58
	2011	94	16.87 to 16.87	1,586	0.00 to 0.00	0.60	(20.27) to (20.27)

PIMCO All Asset (e)	2015	149	20.28 to 14.37	2,146	0.00 to 0.00	2.17	(9.31) to (9.32)
	2014	314	22.37 to 15.84	4,983	0.00 to 0.00	4.91	0.24 to (3.88)
	2013	309	22.31 to 15.81	4,889	0.00 to 0.00	4.24	(0.10) to (0.10)
	2012	313	22.34 to 15.82	4,968	0.00 to 0.00	6.73	14.65 to 9.24
	2011	18	19.48 to 13.80	254	0.00 to 0.00	7.29	1.66 to 1.66

Real Estate Securities Trust Series I	2015	13	51.50 to 51.50	695	0.00 to 0.00	1.89	2.67 to 2.67

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Real Estate Securities Trust Series I	2014	14	$50.16 to $ 50.16	$686	0.00% to 0.00%	1.67%	31.73% to 31.73%
	2013	13	38.08 to 38.08	506	0.00 to 0.00	1.98	(0.10) to (0.10)
	2012	13	38.12 to 38.12	480	0.00 to 0.00	1.77	17.26 to 17.26
	2011	12	32.51 to 32.51	406	0.00 to 0.00	1.51	9.47 to 9.47

Real Estate Securities Trust Series NAV	2015	16	142.80 to 142.80	2,280	0.00 to 0.00	1.62	2.80 to 2.80
	2014	23	138.91 to 138.91	3,229	0.00 to 0.00	1.60	31.75 to 13.03
	2013	28	105.43 to 105.43	2,959	0.00 to 0.00	1.97	(0.05) to (0.05)
	2012	31	105.48 to 105.48	3,238	0.00 to 0.00	1.96	17.33 to 4.78
	2011	23	89.90 to 89.90	2,040	0.00 to 0.00	1.78	9.58 to 9.58

Real Return Bond Trust Series I	2015	3	21.03 to 21.03	53	0.00 to 0.00	4.58	(2.95) to (2.95)
	2014	2	21.67 to 21.67	36	0.00 to 0.00	2.97	4.76 to 4.76
	2013	2	20.69 to 20.69	35	0.00 to 0.00	2.56	(9.28) to (9.28)
	2012	2	22.80 to 22.80	41	0.00 to 0.00	1.76	8.86 to 8.86
	2011	2	20.95 to 20.95	40	0.00 to 0.00	3.72	12.02 to 12.02

Real Return Bond Trust Series NAV	2015	69	14.50 to 14.50	996	0.00 to 0.00	6.61	(2.94) to (2.94)
	2014	50	14.94 to 14.94	740	0.00 to 0.00	3.00	4.88 to 0.73
	2013	64	14.24 to 14.24	910	0.00 to 0.00	2.70	(9.25) to (9.25)
	2012	80	15.69 to 15.69	1,252	0.00 to 0.00	1.81	8.86 to 4.13
	2011	65	14.41 to 14.41	938	0.00 to 0.00	4.86	12.14 to 12.14

Science & Technology Trust Series I	2015	16	17.18 to 17.18	272	0.00 to 0.00	0.00	6.69 to 6.69
	2014	14	16.10 to 16.10	224	0.00 to 0.00	0.00	12.89 to 12.89
	2013	16	14.26 to 14.26	228	0.00 to 0.00	0.00	43.52 to 43.52
	2012	18	9.94 to 9.94	175	0.00 to 0.00	0.00	10.45 to 10.45
	2011	22	9.00 to 9.00	196	0.00 to 0.00	0.00	(7.74) to (7.74)

Science & Technology Trust Series NAV	2015	31	28.68 to 28.68	877	0.00 to 0.00	0.00	6.78 to 6.78
	2014	24	26.86 to 26.86	639	0.00 to 0.00	0.00	14.24 to 12.95
	2013	29	23.78 to 23.78	688	0.00 to 0.00	0.00	43.55 to 43.55
	2012	29	16.57 to 16.57	478	0.00 to 0.00	0.00	10.54 to 1.76
	2011	17	14.99 to 14.99	249	0.00 to 0.00	0.00	(7.72) to (7.72)

Short Term Government Income Trust Series I	2015	28	10.69 to 10.69	299	0.00 to 0.00	1.75	0.65 to 0.65
	2014	32	10.62 to 10.62	339	0.00 to 0.00	1.97	1.15 to 1.15
	2013	38	10.50 to 10.50	399	0.00 to 0.00	2.07	(0.86) to (0.86)
	2012	36	10.59 to 10.59	386	0.00 to 0.00	1.65	1.21 to 1.21
	2011	38	10.47 to 10.47	399	0.00 to 0.00	2.26	2.77 to 2.77

Short Term Government Income Trust Series NAV	2015	51	10.72 to 10.72	549	0.00 to 0.00	1.76	0.69 to 0.69
	2014	49	10.65 to 10.65	521	0.00 to 0.00	2.17	1.19 to 0.39
	2013	41	10.52 to 10.52	431	0.00 to 0.00	1.97	(0.74) to (0.74)
	2012	47	10.60 to 10.60	499	0.00 to 0.00	1.71	1.18 to 0.55
	2011	45	10.48 to 10.48	469	0.00 to 0.00	1.75	2.83 to 2.83

Small Cap Growth Trust Series I	2015	3	25.19 to 25.19	85	0.00 to 0.00	0.00	(8.85) to (8.85)
	2014	3	27.64 to 27.64	95	0.00 to 0.00	0.00	7.57 to 7.57
	2013	1	25.69 to 25.69	29	0.00 to 0.00	0.00	44.08 to 44.08
	2012	1	17.83 to 17.83	15	0.00 to 0.00	0.00	16.47 to 16.47
	2011	1	15.31 to 15.31	14	0.00 to 0.00	0.00	(6.81) to (6.81)

Small Cap Growth Trust Series NAV	2015	37	29.90 to 29.90	1,102	0.00 to 0.00	0.00	(8.78) to (8.78)
	2014	17	32.78 to 32.78	573	0.00 to 0.00	0.00	11.05 to 7.60
	2013	16	30.46 to 30.46	481	0.00 to 0.00	0.00	44.22 to 44.22
	2012	12	21.12 to 21.12	261	0.00 to 0.00	0.00	16.53 to 4.70
	2011	9	18.13 to 18.13	156	0.00 to 0.00	0.00	(6.80) to (6.80)

Small Cap Index Trust Series I	2015	4	31.04 to 31.04	115	0.00 to 0.00	0.96	(4.58) to (4.58)
	2014	5	32.52 to 32.52	159	0.00 to 0.00	0.94	4.59 to 4.59
	2013	5	31.10 to 31.10	154	0.00 to 0.00	1.47	38.61 to 38.61
	2012	5	22.43 to 22.43	115	0.00 to 0.00	2.02	16.09 to 16.09
	2011	6	19.32 to 19.32	107	0.00 to 0.00	1.15	(4.50) to (4.50)

Small Cap Index Trust Series NAV	2015	102	24.77 to 24.77	2,528	0.00 to 0.00	1.07	(4.59) to (4.59)
	2014	100	25.96 to 25.96	2,591	0.00 to 0.00	0.90	7.14 to 4.71
	2013	117	24.79 to 24.79	2,912	0.00 to 0.00	1.55	38.75 to 38.75
	2012	134	17.87 to 17.87	2,391	0.00 to 0.00	2.96	16.06 to 10.12
	2011	41	15.40 to 15.40	626	0.00 to 0.00	0.66	(4.37) to (4.37)

Small Cap Opportunities Trust Series I	2015	3	37.42 to 37.42	113	0.00 to 0.00	0.09	(5.17) to (5.17)
	2014	2	39.46 to 39.46	84	0.00 to 0.00	0.05	2.39 to 2.39
	2013	3	38.54 to 38.54	127	0.00 to 0.00	0.63	40.16 to 40.16
	2012	4	27.50 to 27.50	107	0.00 to 0.00	0.00	16.84 to 16.84
	2011	4	23.54 to 23.54	102	0.00 to 0.00	0.10	(3.16) to (3.16)

Small Cap Opportunities Trust Series NAV	2015	68	18.44 to 18.44	1,247	0.00 to 0.00	0.12	(5.12) to (5.12)
	2014	58	19.43 to 19.43	1,120	0.00 to 0.00	0.08	3.44 to 2.42
	2013	53	18.97 to 18.97	1,010	0.00 to 0.00	0.51	40.28 to 40.28
	2012	7	13.52 to 13.52	90	0.00 to 0.00	0.00	16.88 to 10.99
	2011	6	11.57 to 11.57	69	0.00 to 0.00	0.02	(3.13) to (3.13)

Small Cap Value Trust Series I	2015	2	24.26 to 24.26	56	0.00 to 0.00	0.64	(1.36) to (1.36)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Small Cap Value Trust Series I	2014		0	$24.60 to $ 24.60	$10	0.00 % to 0.00%	0.71%	7.18% to 7.18%
	2013		3	22.95 to 22.95	63	0.00 to 0.00	0.62	33.31 to 33.31
	2012		2	17.21 to 17.21	40	0.00 to 0.00	0.81	15.70 to 15.70
	2011		2	14.88 to 14.88	34	0.00 to 0.00	0.84	1.04 to 1.04

Small Cap Value Trust Series NAV	2015		16	68.28 to 68.28	1,098	0.00 to 0.00	0.56	(1.31) to (1.31)
	2014		14	69.19 to 69.19	958	0.00 to 0.00	0.78	7.99 to 7.25
	2013		11	64.51 to 64.51	741	0.00 to 0.00	0.66	33.33 to 33.33
	2012		9	48.39 to 48.39	415	0.00 to 0.00	1.00	15.78 to 10.07
	2011		7	41.79 to 41.79	294	0.00 to 0.00	0.91	1.15 to 1.15

Small Company Value Trust Series I	2015		5	37.71 to 37.71	173	0.00 to 0.00	1.26	(5.60) to (5.60)
	2014		7	39.94 to 39.94	268	0.00 to 0.00	0.03	0.11 to 0.11
	2013		9	39.90 to 39.90	348	0.00 to 0.00	1.71	31.61 to 31.61
	2012		10	30.32 to 30.32	292	0.00 to 0.00	0.26	16.30 to 16.30
	2011		11	26.07 to 26.07	297	0.00 to 0.00	0.58	(0.93) to (0.93)

Small Company Value Trust Series NAV	2015		48	21.56 to 21.56	1,037	0.00 to 0.00	1.85	(5.51) to (5.51)
	2014		22	22.81 to 22.81	505	0.00 to 0.00	0.05	0.30 to 0.14
	2013		37	22.78 to 22.78	837	0.00 to 0.00	1.78	31.68 to 31.68
	2012		35	17.30 to 17.30	613	0.00 to 0.00	0.18	16.41 to 11.42
	2011		24	14.86 to 14.86	363	0.00 to 0.00	0.65	(0.94) to (0.94)

Strategic Income Opportunities Trust Series I	2015		8	26.14 to 26.14	210	0.00 to 0.00	2.26	1.22 to 1.22
	2014		11	25.83 to 25.83	295	0.00 to 0.00	4.12	5.06 to 5.06
	2013		12	24.58 to 24.58	283	0.00 to 0.00	5.48	3.82 to 3.82
	2012		13	23.68 to 23.68	312	0.00 to 0.00	6.85	12.86 to 12.86
	2011		13	20.98 to 20.98	281	0.00 to 0.00	11.52	2.03 to 2.03

Strategic Income Opportunities Trust Series NAV	2015		130	19.39 to 19.39	2,527	0.00 to 0.00	1.35	1.27 to 1.27
	2014		217	19.15 to 19.15	4,149	0.00 to 0.00	4.44	5.13 to 1.57
	2013		237	18.22 to 18.22	4,311	0.00 to 0.00	5.95	3.81 to 3.81
	2012		177	17.55 to 17.55	3,108	0.00 to 0.00	9.07	12.94 to 7.30
	2011		35	15.54 to 15.54	539	0.00 to 0.00	12.57	2.08 to 2.08

Total Bond Market Trust B Series NAV	2015		26	23.69 to 23.69	623	0.00 to 0.00	3.85	0.30 to 0.30
	2014		19	23.62 to 23.62	446	0.00 to 0.00	2.66	6.06 to 2.90
	2013		16	22.27 to 22.27	355	0.00 to 0.00	3.15	(2.44) to (2.44)
	2012		51	22.83 to 22.83	1,155	0.00 to 0.00	1.09	4.08 to 2.03
	2011		10	21.94 to 21.94	220	0.00 to 0.00	5.18	7.60 to 7.60

Total Return Trust Series I	2015	(g)	0	30.63 to 30.63	0	0.00 to 0.00	39.24	2.04 to 2.04
	2014		23	30.02 to 30.02	691	0.00 to 0.00	3.32	4.74 to 4.74
	2013		23	28.66 to 28.66	653	0.00 to 0.00	3.08	(2.03) to (2.03)
	2012		25	29.26 to 29.26	736	0.00 to 0.00	1.97	8.49 to 8.49
	2011		26	26.97 to 26.97	704	0.00 to 0.00	4.12	3.91 to 3.91

Total Return Trust Series NAV	2015	(g)	0	18.34 to 18.34	0	0.00 to 0.00	34.74	1.71 to 1.71
	2014		96	18.03 to 18.03	1,737	0.00 to 0.00	3.32	4.72 to 2.38
	2013		117	17.22 to 17.22	2,010	0.00 to 0.00	3.59	(1.98) to (1.98)
	2012		125	17.57 to 17.57	2,202	0.00 to 0.00	2.12	8.57 to 4.25
	2011		117	16.18 to 16.18	1,898	0.00 to 0.00	4.82	3.97 to 3.97

Total Stock Market Index Trust Series I	2015		5	23.79 to 23.79	117	0.00 to 0.00	1.20	(0.64) to (0.64)
	2014		8	23.94 to 23.94	187	0.00 to 0.00	1.19	11.47 to 11.47
	2013		8	21.48 to 21.48	175	0.00 to 0.00	1.43	33.39 to 33.39
	2012		9	16.10 to 16.10	138	0.00 to 0.00	1.46	15.50 to 15.50
	2011		9	13.94 to 13.94	125	0.00 to 0.00	1.25	0.28 to 0.28

Total Stock Market Index Trust Series NAV	2015		35	79.30 to 79.30	2,747	0.00 to 0.00	1.46	(0.53) to (0.53)
	2014		16	79.72 to 79.72	1,275	0.00 to 0.00	1.28	11.46 to 8.79
	2013		15	71.52 to 71.52	1,074	0.00 to 0.00	1.80	33.45 to 33.45
	2012		10	53.59 to 53.59	558	0.00 to 0.00	1.77	15.56 to 7.92
	2011		8	46.38 to 46.38	364	0.00 to 0.00	1.46	0.33 to 0.33

U.S. Equity Trust Series I	2015		1	14.71 to 14.71	21	0.00 to 0.00	1.50	0.53 to 0.53
	2014		5	14.63 to 14.63	72	0.00 to 0.00	1.44	11.03 to 11.03
	2013		5	13.18 to 13.18	69	0.00 to 0.00	1.68	28.22 to 28.22
	2012		7	10.28 to 10.28	77	0.00 to 0.00	2.13	2.77 to 2.77

U.S. Equity Trust Series NAV	2015		47	14.73 to 14.73	697	0.00 to 0.00	2.02	0.52 to 0.52
	2014		47	14.66 to 14.66	696	0.00 to 0.00	1.37	11.07 to 7.43
	2013		63	13.20 to 13.20	831	0.00 to 0.00	1.74	28.36 to 28.36
	2012		63	10.28 to 10.28	645	0.00 to 0.00	2.42	6.03 to 2.81

Ultra Short Term Bond Trust Series NAV	2015		10	10.07 to 10.07	103	0.00 to 0.00	1.37	0.01 to 0.01
	2014		12	10.07 to 10.07	119	0.00 to 0.00	1.43	0.03 to (0.14)
	2013		14	10.07 to 10.07	142	0.00 to 0.00	1.67	(0.02) to (0.02)
	2012		6	10.07 to 10.07	65	0.00 to 0.00	1.88	0.66 to 0.17
	2011		0	10.00 to 10.00	2	0.00 to 0.00	2.22	0.09 to 0.09

Utilities Trust Series I	2015		3	31.82 to 31.82	97	0.00 to 0.00	3.29	(14.76) to (14.76)
	2014		3	37.33 to 37.33	95	0.00 to 0.00	3.34	12.59 to 12.59
	2013		2	33.15 to 33.15	71	0.00 to 0.00	1.95	20.57 to 20.57

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Utilities Trust Series I	2012	3	$27.50 to $ 27.50	$95	0.00% to 0.00%	3.70%	13.66% to 13.66%
	2011	4	24.19 to 24.19	85	0.00 to 0.00	3.79	6.65 to 6.65

Utilities Trust Series NAV	2015	36	25.46 to 25.46	921	0.00 to 0.00	4.56	(14.79) to (14.79)
	2014	31	29.88 to 29.88	923	0.00 to 0.00	3.10	12.72 to 2.31
	2013	31	26.50 to 26.50	829	0.00 to 0.00	2.23	20.65 to 20.65
	2012	29	21.97 to 21.97	628	0.00 to 0.00	2.76	13.63 to 10.75
	2011	75	19.33 to 19.33	1,452	0.00 to 0.00	5.14	6.80 to 6.80

Value Trust Series I	2015	6	36.18 to 36.18	218	0.00 to 0.00	0.52	(8.89) to (8.89)
	2014	8	39.71 to 39.71	313	0.00 to 0.00	0.48	9.82 to 9.82
	2013	9	36.16 to 36.16	323	0.00 to 0.00	0.84	35.39 to 35.39
	2012	10	26.70 to 26.70	275	0.00 to 0.00	0.85	17.42 to 17.42
	2011	10	22.74 to 22.74	224	0.00 to 0.00	0.99	0.98 to 0.98

Value Trust Series NAV	2015	32	24.75 to 24.75	792	0.00 to 0.00	0.66	(8.86) to (8.86)
	2014	23	27.16 to 27.16	613	0.00 to 0.00	0.54	9.88 to 7.60
	2013	25	24.72 to 24.72	608	0.00 to 0.00	0.98	35.44 to 35.44
	2012	19	18.25 to 18.25	353	0.00 to 0.00	1.07	17.50 to 6.68
	2011	11	15.53 to 15.53	166	0.00 to 0.00	1.24	1.03 to 1.03

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

(c)

These ratios, which are not annualized, represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, which are not annualized, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Sub-account that invests in non-affiliated Trust.

(f)	Sub-account available in prior year but no activity.

(g)	Terminated as an investment option and funds transferred to Core Bond Trust on April 27, 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

PART C
OTHER INFORMATION
Item 26. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a) Resolution of Board of Directors establishing Separate Account B is incorporated by reference to post-effective amendment number 1, file number 333-157213, filed with the Commission in April 2010.
(b) Not applicable.
(c) (1) Underwriting and Distribution Agreement between John Hancock Life Insurance Company of New York and John Hancock Distributors LLC dated December 1, 2009, incorporated by reference to pre-effective amendment number 1 file number 333-157213, filed with the Commission in April 2010.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to post-effective amendment number 8, file number 333-179571, filed with the Commission in April, 2016.
(d)(1) Form of Specimen Flexible Premium Variable Universal Life Insurance Policy, incorporated by reference to pre-effective amendment number 1, file number 333-132905, filed with the Commission on June 13, 2006 and form of Policy Endorsement dated 2009, incorporated by reference to post-effective amendment number 4, file number 333-132905, filed with the Commission in April 2010.
(2) Form of Specimen Enhanced Surrender Value Rider, incorporated by reference to pre-effective amendment number 1, file number 333-132905, filed with the Commission on June 13, 2006.
(3) Form of Specimen Return of Premium Death Benefit Rider, incorporated by reference to pre-effective amendment number 1, file number 333-132905, filed with the Commission on June 13, 2006.
(4) Form of Specimen Enhanced Yield Fixed Account Rider, incorporated by reference to pre-effective amendment number 1, file number 333-132905, filed with the Commission on June 13, 2006.
(5) Form of Specimen Endorsement Allocations and Transfers, incorporated by reference to pre-effective amendment number 1, file number 333-132905, filed with the Commission on June 13, 2006.
(6) Form of Specimen Extended No-Lapse Guarantee Rider, incorporated by reference to post-effective amendment number 1, file number 333-132905, filed with the Commission on April 30, 2007.
(7) Form of Specimen Acceleration of Life Insurance Death Benefit for Qualified Long Term Care Services Rider, incorporated by reference to post-effective amendment number 1, file number 333-132905, filed with the Commission on April 30, 2007.
(8) Form of Specimen Change of Life Insured Rider, incorporated by reference to post-effective amendment number 1, file number 333-132905, filed with the Commission on April 30, 2007.
(9) Form of Specimen Accelerated Death Benefit Rider, incorporated by reference to post-effective amendment number 1, file number 333-132905, filed with the Commission on April 30, 2007.
(e) Specimen Application for a Flexible Premium Variable Universal Life Insurance Policy, incorporated by reference to post-effective amendment number 1, file number 333-132905, filed with the Commission on April 30, 2007.
(f) (1) Declaration of Intention and Charter of First North American Life Assurance Company dated January 30, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.
(a) Certificate of Amendment of the Declaration of Intention and Charter of First North American Life Assurance Company dated March 6, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.
(b) Certificate of Amendment of the Declaration of Intention and Charter of the The Manufacturers Life Insurance Company of New York dated October 1, 1997, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.

(c) Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York dated January 1, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-127543, filed with the Commission on November 16, 2005.
(d) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated July 26, 2006, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(e) Certificate of Amendment of the Declaration of Intention and Charter approved on August 20, 1997, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.
(f) Certificate of Amendment of the Declaration of Intention and Charter approved on August 28, 2002, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.
(g) Certificate of Amendment of the Declaration of Intention and Charter approved on November 20, 2009, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.
(2) By-laws of the John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York), incorporated by reference to Exhibit (6)(B) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.
(a) Amendment to the By-Laws and Charter of John Hancock Life Insurance Company of New York dated November 17, 2005, incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.
(b) Amended and Restated By-Laws of John Hancock Life Insurance Company of New York dated December 14, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.
(g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.
(h) (1) Participation Agreement among The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(i) (1) Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) dated January 1, 2001, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(a) Amendment No. 1 to Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York effective May 1, 2005, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.

(2) Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated October 1, 1997, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(a) Amendment No. 1 to Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated August 31, 2000, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(j) Not Applicable.
(k) Opinion and consent of Gretchen H. Swanz, Secretary and Counsel dated April 9, 2001, incorporated by reference to pre-effective amendment number 1, file number 333-33504, filed with the Commission on May 3, 2001.
(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.
(p) Not Applicable.
(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies, incorporated by reference to pre-effective amendment number 1, file number, 333-33504 filed with the Commission on May 3, 2001.
(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013.
Item 27. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
Name and Principal Business Address	Position with Depositor
Craig Bromley 601 Congress Street Boston, MA 02210	Director, Chairman and President
Thomas Borshoff 536 Stone Road Pittsford, NY 14534	Director
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
Michael Doughty 197 Clarendon Street Boston, MA 02116	Director
Ruth Ann Fleming 205 Highland Avenue Short Hills, NJ 07078	Director
James D. Gallagher 601 Congress Street Boston, MA 02210	Director, Executive Vice President, and General Counsel
Scott S. Hartz 197 Clarendon Street Boston, MA 02116	Director, Executive Vice President and Chief Investment Officer – US Investments
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director

Name and Principal Business Address	Position with Depositor
John G. Vrysen 601 Congress Street Boston, MA 02210	Director
Executive Vice Presidents
Andrew G. Arnott*
Michael Doughty**
Steven Finch*	and Chief Financial Officer
Peter Gordon*
Timothy W. Ramza*
Halina K. von dem Hagen***	and Treasurer
Senior Vice Presidents
John C.S. Anderson**
Kevin J. Cloherty*
Barry Evans****
Brian Heapps**
Gregory Mack*
William McPadden**
James O’Brien†††
Sebastian Pariath*	and Head of Operations and Chief Information Officer
Alan R. Seghezzi**
Anthony Teta**
Brooks Tingle**
Leo Zerilli*
Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
Roy V. Anderson*
Abigail M. Armstrong**
Kevin Askew*****
William D. Bertrand**
Ann E. Birle*****
Stephen J. Blewitt**
Robert Boyda**
Rick A. Carlson*
Bob Carroll**
Brian Collins*
John J. Danello*
Brent Dennis**
Robert Donahue****
Melvyn D’Souza	Vice President, Treasury
Paul Gallagher*
Ann Gencarella**
Gerald C. Hanrahan, Jr.*
Richard Harris***	and Appointed Actuary
John Hatch*
Eugene Xavier Hodge, Jr.*
James C. Hoodlet**
Mitchell Karman*	and Chief Compliance Officer & Counsel
Frank Knox*	and Chief Compliance Officer – Retail Funds/Separate Accounts*
Hung Ko***	Vice President, Treasury
Scott Lively*
Cheryl Mallett****
Nathaniel I. Margolis**
John B. Maynard*
Karen McCafferty*
Scott A. McFetridge**

Name and Principal Business Address	Position with Depositor
Maureen Milet**	and Chief Compliance Officer – Investments
Scott Morin*
Jeffrey H. Nataupsky*
Scott Navin**
Betty Ng***
Nina Nicolosi*
Jacques Ouimet**
Jeffrey Packard**
Gary M. Pelletier**
E. David Pemstein
Tracey Polsgrove*
Jill Rebman***
George Revoir*
Andrew Ross****
Lisa Anne Ryan†††
Thomas Samoluk*
Martin Sheerin*
Gordon Shone*
Susan Simi**
Rob Stanley*
Tony Todisco*****
Simonetta Vendittelli*****	and Controller
Peter de Vries***
Linda A. Watters*
R. Blake Witherington
Henry Wong**
Assistant Vice Presidents
Joanne Adkins
Stacey Agretelis
Patricia L. Allison
Jack Barry
Naomi S. Bazak
P. J. Beltramini
Daniel C. Budde
Jennifer Toone Campanella
Suzanne Cartledge
Anjali Chitre
Eileen Cloherty	and Chief Accountant
Catherine Collins
Thomas D. Crohan
Diane Cronin
Jaime Hertel Dasque
Lorn C. Davis
Todd D. Emmel
Allan M. Fen
Paul A. Fishbin
Michael A. Foreman
Arthur Francis
Philip W. Freiberger
Scott B. Garfield
John M. Garrison
Keith Gendron
William A. Gottlieb
Teresa S. Hayes
Charles Whitney Hill
Recep C. Kendircioglu
Bruce Kinna

Name and Principal Business Address	Position with Depositor
Sally Kwan
Thomas Loftus
Timothy J. Malik
Robert Maulden
Kathleen E. McDonough
Reid W. McLay
John P. Monahan
Geoffrey Norris
John O’Connor
Charlie Philbrook	and Chief Risk Officer
David Pickett
Michael A. Pirrello
Malcolm Pittman
Jason M. Pratt
David P. Previte
Malcolm Quinn
Hilary Quosai
Kathryn Riley
Josephine M. Rolka
Timothy A. Roseen
Louise Santosuosso
Debbie Stickland
Joan Marie Uzdavinis
John Wallace
Sean A. Williams
Jennifer L Wilson
Shauna Yen
Sameh Youssef
Paolo Zadra
Aleksandar Zivanovic
*Principal Business Office is 601 Congress Street, Boston, MA 02210
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
*****Principal Business Office is 380 Stuart Street, Boston, MA 02116
†Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221
††Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515
†††Principal Business is 200 Berkeley Street, Boston, MA 02116
††††Principal Business is 101 Huntington Avenue, Boston, MA 02116
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
On the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2015

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)[4]
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership[3] (Alberta)
PT Asuransi Jiwa Manulife Indonesia[1] (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife (International) Limited (Bermuda)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC[2] (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Guide Financial, Inc. (Delaware)
John Hancock Insurance Company of Vermont (Vermont)
Indirect Control
Direct Control

[1] The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
[2] The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by John Hancock Subsidiaries LLC
[3] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[4] 99% limited partnership interest is held by Manulife Property Limited Partnership

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 29. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a) Set forth below is information concerning other investment companies for which John Hancock Distributors LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Separate Account S	Principal Underwriter
John Hancock Variable Life Separate Account U	Principal Underwriter
John Hancock Variable Life Separate Account V	Principal Underwriter
John Hancock Variable Life Separate Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC and the following comprise the Board of Managers and Officers of John Hancock Distributors LLC.
Name	Title
Michael Doughty**	Chairman, Director
Steven Finch*	Director
James C. Hoodlet**	Director
George Revoir*	Director, President and Chief Executive Officer
Al Seghezzi**	Director
Christopher Walker***	Director, Vice President, Investments
Emanuel Alves*	Secretary
Brian Collins*	Vice President, US Taxation
John Bryson	Assistant Vice President
Jeffrey H. Long*	Assistant Vice President, Chief Financial Officer and Financial Operations Principal

Name	Title
Michael Mahoney*	Assistant Vice President and Chief Compliance Officer
David Pickett*	Assistant Vice President and General Counsel
Halina K. von dem Hagen***	Executive Vice President and Treasurer
Melvyn D’Souza***	Vice President, Treasury
*Principal Business Office is 601 Congress Street, Boston, MA 02210
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
(c) John Hancock Distributors LLC
The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 31. Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, canceled stock certificates. John Hancock (at the same address), in its capacity as Registrant’s depositor, and John Hancock Life Insurance Company of New York (at the same address), in its capacities as Registrant’s investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.
Item 32. Management Services
All management services contracts are discussed in Part A or Part B.
Item 33. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.
John Hancock Life Insurance Company of New York hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 26th day of April, 2016.
John Hancock Life Insurance Company of New York Separate Account B
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
By: /s/ Craig Bromley

Craig Bromley
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
(Depositor)
By: /s/ Craig Bromley

Craig Bromley
Principal Executive Officer

Signatures
Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 26th day of April, 2016.
Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller
/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer
* Craig Bromley	Director
* Thomas Borshoff	Director
* Paul M. Connolly	Director
* Ruth Ann Fleming	Director
* Michael Doughty	Director
* James D. Gallagher	Director
* Scott S. Hartz	Director
* Rex E. Schlaybaugh, Jr.	Director
* John G. Vrysen	Director
/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney

Supplement Dated May 2, 2016
to
Prospectuses Dated May 2, 2016

This supplement is intended for distribution with prospectuses dated May 2, 2016 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:
Protection VUL 2012 Survivorship Variable Universal Life	Majestic Performance VUL Protection Variable Universal Life
Portfolio Additions
If you purchased the Extended No-Lapse Guarantee Rider when you purchased your policy, the list of investment accounts on the first page of the prospectus is updated to reflect the addition of the Lifestyle Balanced PS, Lifestyle Conservative PS, Lifestyle Growth PS and Lifestyle Moderate PS portfolios to your policy.
We add the following disclosure to the Portfolio Annual Expenses table:
Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
Lifestyle Balanced PS1	0.04%	0.00%	0.03%	0.56%	0.63%
Lifestyle Conservative PS1,2	0.04%	0.00%	0.05%	0.58%	0.67%
Lifestyle Growth PS1	0.04%	0.00%	0.02%	0.55%	0.61%
Lifestyle Moderate PS1	0.04%	0.00%	0.04%	0.56%	0.64%

1  “Acquired Fund Fees and Expenses” are based on indirect net expenses associated with the portfolio’s investments in underlying funds (each an “Acquired Fund”) and are included in the portfolio’s “Total Fund Operating Expenses.” The “Total Fund Operating Expenses” shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the portfolio’s prospectus, which does not include “Acquired Fund Fees and Expenses.”
2  John Hancock Investment Management Services, LLC (“JHIMS) has contractually agreed to reduce its management fee and/or make payment to the portfolio in an amount equal to the amount by which “Other Expenses” of the portfolio exceed 0.04% of the average annual net assets of the portfolio. “Other Expenses” means all of the expenses of the portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commission, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business, distribution and service (Rule 12b-1) fees, printing and postage, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2017 unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this expense waiver or reimbursement. If this waiver or reimbursement had been reflected, the “Total Fund Operating Expenses” for the Lifestyle Conservative PS portfolio would be 0.66%. For more information, please refer to the prospectus for the underlying portfolio.
We add the following disclosure to the Table of Investment Options and Investment Subadvisers:
Portfolio	Subadviser	Investment Objective
Lifestyle Balanced PS	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
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Portfolio	Subadviser	Investment Objective
Lifestyle Conservative PS	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a high level of current income with some consideration given to growth of capital.
Lifestyle Growth PS	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate PS	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited; andJohn Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on income.
You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.
Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.
333-131299
333-141692
333-157212
333-179570
333-132905
333-141693
333-157213
333-179571
VLI ProdSupp (ENLG) ((5/2016))
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This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company of New York (“John Hancock NY”) and offering interests in John Hancock Life Insurance Company of New York Separate Account B (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock NY Service Office for more information at 1-877-391-3748, Option 4 or write to us at 197 Clarendon Street, Boston, MA 02117. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.
Certain of the investment options listed below are offered under variable life insurance policies bearing the following titles: VUL Accumulator, VUL Protector, Accumulation VUL, Majestic Performance VUL, Survivorship VUL, Corporate VUL, SPVL, and Protection VUL (“policies”).
500 Index B
Active Bond
All Cap Core
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Bond
Core Strategy
Emerging Markets Value
Equity Income
Financial Industries
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market B
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value
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Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period,
(ii) restricting the dollar amount of transfers,
(iii) restricting transfers into and out of certain investment accounts,
(iv) restricting the method used to submit transfers, and
(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Total annual portfolio operating expenses
The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the Accumulation VUL, Corporate VUL, Survivorship VUL, Protection VUL and Majestic Peformance VUL policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.39%	1.71%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.
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The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through VUL Accumulator, VUL Protector, SPVL, and Survivorship VUL, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.44%	1.71%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.33% and 1.52%, respectively.
Table of Investment Options and Investment Subadvisers
Please note that certain of the investment options described in this table may not be available to you under your policy.
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.
The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.
The M Capital Appreciation, M International Equity, M Large Cap Growth and M Large Cap Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. Compensation payments may be made by a portfolio’s investment adviser or its affiliates. The compensation payments are based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the
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Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
The portfolios available under the policies, the investment subadvisers (engaged by JHIMS, M Financial or PIMCO) and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios’ investment objectives, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the underlying portfolio.
Portfolio	Subadviser	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
All Cap Core	QS Investors, LLC	To seek to provide long-term growth of capital.
Alpha Opportunities	Wellington Management Company, LLP	To seek to provide long-term total return.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term capital appreciation.
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Portfolio	Subadviser	Investment Objective
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide growth of capital.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide high total return.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
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Portfolio	Subadviser	Investment Objective
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Conservative MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
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Portfolio	Subadviser	Investment Objective
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index.*
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide long-term capital appreciation.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
Value	Invesco Advisers, Inc.	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide maximum capital appreciation.
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek to provide long-term capital appreciation.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek to provide long-term capital appreciation.
M Large Cap Value (a series of M Fund, Inc.)	AJO, LP	To seek to provide long-term capital appreciation.

*   The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and
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not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.) In addition, if your policy offers a Long-Term Care Rider, and you have elected it, the rider's benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.
If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the insured person's estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
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Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers a Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
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We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit
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under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy.
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In addition to the disclosure contained herein, John Hancock NY has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock NY and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock NY and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Servicing Office. You should also contact the John Hancock NY Servicing Office to request any other information about your policy or to make any inquiries about its operation.
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.